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                                                                   EXHIBIT 10.90


                          SECURED DEBTOR IN POSSESSION
                          CREDIT AND SECURITY AGREEMENT

                          DATED AS OF JANUARY 10, 2001

                                      AMONG

                           TRANS WORLD AIRLINES INC.,
                       A DEBTOR AND DEBTOR IN POSSESSION,

                                  AS BORROWER,

                                       AND

                 THE SUBSIDIARIES OF THE BORROWER PARTY HERETO,
                  EACH AS A DEBTOR AND A DEBTOR IN POSSESSION,

                                 AS GUARANTORS,

                                       AND

                   THE LENDERS FROM TIME TO TIME PARTY HERETO

                                       AND

                               AMR FINANCE, INC.,

                             AS ADMINISTRATIVE AGENT

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                                TABLE OF CONTENTS

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Article I             Definitions, Interpretation And Accounting Terms..................................1

         Section 1.1.        Defined Terms..............................................................1

         Section 1.2.        Computation of Time Periods...............................................23

         Section 1.3.        Accounting Terms and Principles...........................................24

         Section 1.4.        Certain Terms.............................................................24

Article II            The Facility.....................................................................25

         Section 2.1.        The Commitments...........................................................25

         Section 2.2.        Borrowing Procedures......................................................25

         Section 2.3.        Reduction and Termination of the Commitments..............................26

         Section 2.4.        Repayment of Loans........................................................26

         Section 2.5.        Evidence of Debt..........................................................26

         Section 2.6.        Optional Prepayments......................................................27

         Section 2.7.        Mandatory Prepayments.....................................................27

         Section 2.8.        Interest..................................................................28

         Section 2.9.        Fees......................................................................28

         Section 2.10.       Payments and Computations.................................................29

         Section 2.11.       Capital Adequacy..........................................................31

         Section 2.12.       Taxes.....................................................................31

Article III           Conditions To Loans..............................................................33

         Section 3.1.        Conditions Precedent to Initial Loans.....................................33

         Section 3.2.        Conditions Precedent to Each Loan.........................................35

Article IV            Representations and Warranties...................................................36

         Section 4.1.        Corporate Existence; Compliance with Law..................................36

         Section 4.2.        Corporate Power; Authorization; Enforceable Obligations...................36

         Section 4.3.        Ownership of Subsidiaries.................................................37

         Section 4.4.        Financial Statements......................................................38

         Section 4.5.        Material Adverse Change...................................................38

         Section 4.6.        Litigation................................................................38
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         Section 4.7.        Full Disclosure...........................................................38

         Section 4.8.        Margin Regulations........................................................38

         Section 4.9.        No Burdensome Restrictions; No Defaults...................................39

         Section 4.10.       Investment Company Act; Public Utility Holding Company Act................39

         Section 4.11.       Use of Proceeds...........................................................39

         Section 4.12.       Secured, Super Priority Obligations.......................................40

         Section 4.13.       Deposit Accounts; Control Accounts........................................40

         Section 4.14.       Title; No Other Liens.....................................................40

         Section 4.15.       Pledged Collateral........................................................41

         Section 4.16.       Guarantors................................................................41

         Section 4.17.       Passive Holding Company...................................................41

         Section 4.18.       Asset Purchase Agreement Representations and Warranties...................41

         Section 4.19.       Operations................................................................41

         Section 4.20.       Aircraft and Spare Parts..................................................42

Article V             Financial Covenants..............................................................42

         Section 5.1.        Minimum EBITDA............................................................43

         Section 5.2.        Capital Expenditures......................................................43

Article VI            Reporting Covenants..............................................................43

         Section 6.1.        Financial Statements; Etc.................................................43

         Section 6.2.        Default Notices...........................................................45

         Section 6.3.        Litigation................................................................45

         Section 6.4.        Asset Sales...............................................................45

         Section 6.5.        Operations-Related Notices................................................45

         Section 6.6.        SEC Filings; Press Releases...............................................46

         Section 6.7.        Labor Relations...........................................................46

         Section 6.8.        Tax Returns...............................................................46

         Section 6.9.        Insurance.................................................................46

         Section 6.10.       ERISA Matters.............................................................46
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         Section 6.11.       Environmental Matters.....................................................46

         Section 6.12.       Borrowing Base Determination..............................................47

         Section 6.13.       Bankruptcy Court..........................................................48

         Section 6.14.       Daily Business Plan.......................................................48

         Section 6.15.       Other Information.........................................................48

Article VII           Affirmative Covenants............................................................48

         Section 7.1.        Preservation of Corporate Existence, Etc..................................49

         Section 7.2.        Compliance with Laws, Etc.................................................49

         Section 7.3.        Conduct of Business.......................................................49

         Section 7.4.        Payment of Taxes, Etc.....................................................49

         Section 7.5.        Maintenance of Insurance..................................................49

         Section 7.6.        Access....................................................................50

         Section 7.7.        Keeping of Books..........................................................50

         Section 7.8.        Maintenance of Properties, Etc............................................50

         Section 7.9.        Application of Proceeds...................................................50

         Section 7.10.       Environmental.............................................................50

         Section 7.11.       Receivables Facility......................................................51

         Section 7.12.       Slots and Routes..........................................................51

         Section 7.13.       Section 1110 Elections....................................................51

         Section 7.14.       Schedules.................................................................51

Article VIII          Negative Covenants...............................................................52

         Section 8.1.        Indebtedness and Guaranty Obligations.....................................52

         Section 8.2.        Liens, Etc................................................................52

         Section 8.3.        Investments...............................................................52

         Section 8.4.        Sale of Assets............................................................53

         Section 8.5.        Restricted Payments; Permitted Prepetition Claim Payment..................53

         Section 8.6.        Restriction on Fundamental Changes........................................54

         Section 8.7.        Change in Nature of Business..............................................54

         Section 8.8.        Transactions with Affiliates..............................................54
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         Section 8.9.        Restrictions on Subsidiary Distributions; No New Negative Pledge..........54

         Section 8.10.       Modification of Constituent Documents.....................................54

         Section 8.11.       Accounting Changes; Fiscal Year...........................................55

         Section 8.12.       Margin Regulations........................................................55

         Section 8.13.       Operating Leases; Sale/Leasebacks.........................................55

         Section 8.14.       No Speculative Transactions...............................................55

         Section 8.15.       Compliance with ERISA.....................................................55

         Section 8.16.       Environmental.............................................................55

         Section 8.17.       Chapter 11 Claims.........................................................55

         Section 8.18.       The Orders................................................................55

         Section 8.19.       Employment Expenses.......................................................55

         Section 8.20.       Passive Holding Company...................................................56

Article IX            Events Of Default................................................................56

         Section 9.1.        Events of Default.........................................................56

         Section 9.2.        Remedies..................................................................59

         Section 9.3.        Rescission................................................................59

Article X             Guaranty.........................................................................59

         Section 10.1.       The Guaranty..............................................................59

         Section 10.2.       Nature of Liability.......................................................60

         Section 10.3.       Independent Obligation....................................................60

         Section 10.4.       Authorization.............................................................60

         Section 10.5.       Reliance..................................................................61

         Section 10.6.       Subordination.............................................................61

         Section 10.7.       Waiver....................................................................61

         Section 10.8.       Limitation on Enforcement.................................................62

Article XI            Security.........................................................................62

         Section 11.1.       Security..................................................................62

         Section 11.2.       Perfection of Security Interests..........................................64

         Section 11.3.       Rights of Lender; Limitations on Lenders' Obligations.....................65
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         Section 11.4.       Covenants of the Loan Parties with Respect to Collateral..................66

         Section 11.5.       Performance by Administrative Agent of the Loan Parties' Obligations......71

         Section 11.6.       Limitation on Administrative Agent's Duty in Respect of Collateral........71

         Section 11.7.       Remedies, Rights Upon Default.............................................72

         Section 11.8.       The Administrative Agent's Appointment as Attorney-in-Fact................74

         Section 11.9.       Modifications.............................................................75

Article XII           The Administrative Agent.........................................................76

         Section 12.1.       Authorization and Action..................................................76

         Section 12.2.       Administrative Agent's Reliance, Etc......................................77

         Section 12.3.       The Administrative Agent Individually.....................................77

         Section 12.4.       Lender Credit Decision....................................................77

         Section 12.5.       Indemnification...........................................................78

         Section 12.6.       Successor Administrative Agent............................................78

Article XIII          Miscellaneous....................................................................79

         Section 13.1.       Amendments, Waivers, Etc..................................................79

         Section 13.2.       Assignments and Participations............................................80

         Section 13.3.       Costs and Expenses........................................................81

         Section 13.4.       Indemnities...............................................................82

         Section 13.5.       Limitation of Liability...................................................83

         Section 13.6.       Right of Set-off..........................................................84

         Section 13.7.       Sharing of Payments, Etc..................................................84

         Section 13.8.       Notices, Etc..............................................................84

         Section 13.9.       No Waiver; Remedies.......................................................85

         Section 13.10.      Binding Effect............................................................86

         Section 13.11.      Governing Law.............................................................86

         Section 13.12.      Submission to Jurisdiction; Service of Process............................86

         Section 13.13.      Waiver of Jury Trial......................................................87

         Section 13.14.      Marshaling; Payments Set Aside............................................87
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         Section 13.15.      Section Titles............................................................87

         Section 13.16.      Execution in Counterparts.................................................87

         Section 13.17.      Entire Agreement..........................................................87

         Section 13.18.      Confidentiality...........................................................87
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                                    SCHEDULES

Schedule I       - Revolving Credit Commitments
Schedule II      - Addresses for Notices
Schedule 4.2     - Consents
Schedule 4.3     - Ownership of Subsidiaries
Schedule 4.6     - Litigation
Schedule 4.12    - Priority Collateral; Junior Collateral
Schedule 4.13    - Deposit Accounts and Control Accounts
Schedule 4.15    - Pledged Collateral
Schedule 4.16    - Guarantors
Schedule 4.20(a) - Airframes
Schedule 4.20(b) - Engines
Schedule 4.20(c) - Spare Parts

EXHIBITS

Exhibit A        - Form of Assignment and Acceptance
Exhibit B-1      - Form of Revolving Credit Note
Exhibit B-2      - Form of Term Credit Note
Exhibit C        - Form of Notice of Borrowing
Exhibit D        - Form of Borrowing Base Certificate
Exhibit E-1      - Form of Opinion of Kirkland & Ellis
Exhibit E-2      - Form of Opinion of In-house Counsel
Exhibit F        - Form of Interim Order
Exhibit G-1      - 2001 Business Plan
Exhibit G-2      - Three Month Business Plan



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         SECURED DEBTOR IN POSSESSION CREDIT AND SECURITY AGREEMENT dated as of
January 10, 2001, among TRANS WORLD AIRLINES, INC., a Delaware corporation, as debtor and debtor in possession under chapter 11 of the Bankruptcy Code (as defined below) (the "Borrower"), certain Subsidiaries (as defined below) of the Borrower listed on the signature pages hereof as Guarantors, as debtors and debtors in possession under chapter 11 of the Bankruptcy Code (the "Guarantors"), the Lenders (as defined below), and AMR FINANCE, INC., a Delaware corporation ("AMR Finance"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                                   WITNESSETH:

         WHEREAS, on January 10, 2001, (the "Petition Date"), the Borrower, the Guarantors and certain other Subsidiaries of the Borrower each filed a voluntary petition for relief (collectively, the "Cases") under chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"); and

         WHEREAS, the Borrower, the Guarantors and certain other Subsidiaries of the Borrower are continuing to operate their respective businesses and manage their respective properties as debtors in possession under Sections 1107 and 1108 of the Bankruptcy Code; and

         WHEREAS, the Borrower has requested that the Lenders provide a secured term loan and revolving credit facility in order to fund the continued operation of the Borrower's and the Guarantors' businesses as debtors and debtors in possession under the Bankruptcy Code; and

         WHEREAS, the Lenders are willing to make available to the Borrower such post-petition loans and other extensions of credit upon the terms and subject to the conditions set forth herein; and

         WHEREAS, each of the Guarantors has agreed to guaranty the obligations of the Borrower hereunder and each of the Borrower and the Guarantors has agreed to secure its obligations to the Lenders hereunder with, inter alia, security interests in, and liens on, all of its property and assets, whether real, personal or mixed, tangible or intangible, now existing or hereafter acquired or arising, all as more fully provided herein;

         NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                   ARTICLE I

                DEFINITIONS, INTERPRETATION AND ACCOUNTING TERMS

         SECTION 1.1. DEFINED TERMS. As used in this Agreement, the following terms have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Account" has the meaning specified in Article 9 of the UCC, including the Receivables.

         "Account Debtor" has the meaning specified in Article 9 of the UCC.



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         "Additional Pledged Collateral" means all shares of, limited and/or general partnership interests in, and limited liability company interests in, and all securities convertible into, and warrants, options and other rights to purchase or otherwise acquire, stock of, either (i) any Person that, after the date of this Agreement, as a result of any occurrence, becomes a direct Subsidiary of any Grantor or (ii) any issuer of Pledged Stock that are acquired by any Grantor after the date hereof; all certificates or other instruments representing any of the foregoing; all security entitlements of any Grantor in respect of any of the foregoing; all additional indebtedness from time to time owed to any Grantor by any obligor on the Pledged Notes and the instruments evidencing such indebtedness; and all interest, cash, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing. Additional Pledged Collateral may be General Intangibles or Investment Property.

         "Administrative Agent" has the meaning set forth in the preamble hereof.

         "Advance Percentage" has the meaning set forth in the Receivables Indenture as those Advance Percentages applicable to each Category of Receivables after the occurrence and continuance of a Chapter 11 Case (as defined in the Receivables Indenture), as the same may be adjusted from time to time on one (1) Business Days' prior written notice to the Borrower by the Administrative Agent, in its sole and absolute discretion.

         "Affiliate" means, with respect to any Person, any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person, each officer, director, general partner or joint-venturer of such Person, and each Person who is the beneficial owner of five percent (5%) or more of any class of Voting Stock of such Person. For the purposes of this definition, "control" means the possession of the power to direct or cause the direction of management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

         "Agreement" means this Secured Debtor In Possession Credit and Security Agreement.

         "Aircraft" means collectively each Airframe and each Engine (whether or not such Engine at the date hereof or at any time hereafter is installed on any particular Airframe), as well as the logs and manuals maintained or required to be maintained by or for any Grantor and associated therewith, in respect of which any Grantor may have any right, title or interest from time to time, whether as owner thereof or pursuant to an Aircraft Leasehold or otherwise.

         "Aircraft Leasehold" shall mean any lease or other agreement under which any Grantor holds a leasehold interest in aircraft.

         "Airframe" means any airframe together with any and all Appliances incorporated or installed in, or attached to, such airframe.

         "American" means American Airlines, Inc., a Delaware corporation.

         "AMR Finance" has the meaning set forth in the preamble hereof.

         "Appliances" means all parts, instruments, appurtenances, accessories, furnishings or other equipment of whatever nature (other than complete Engines but including any engine (other than an Engine) of less than 750 rated takeoff horse power or the equivalent

                                       2

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thereof) which may from time to time be incorporated or installed in, or attached to, any Airframe or Engine.

         "Applicable Margin" means 4.00% per annum.

         "Applicable Unused Commitment Fee Rate" means 0.50% per annum.

         "AR Notes" means those certain 9.8% Airline Receivable Asset Backed Notes due 2001 issued pursuant to the Receivables Indenture.

         "AR Termination Date" means that date on which all of the AR Notes have been paid in full.

         "Arrangement Fee" has the meaning specified in Section 2.9(b).

         "Asset Purchase Agreement" means that certain Asset Purchase Agreement dated of even date herewith by and between Borrower and American.

         "Asset Sale" has the meaning specified in Section 8.4.

         "Assignee" has the meaning set forth in Section 13.2.

         "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an Assignee, and accepted by the Administrative Agent, in substantially the form of Exhibit A.

         "Availability Reserves" means, as of two Business Days after the date of written notice of any determination thereof to the Borrower by the Administrative Agent, such amounts as the Administrative Agent may from time to time establish against the Revolving Credit Commitments, in the Administrative Agent's sole discretion, in order either (a) to preserve the value of the Collateral or the Administrative Agent's Lien thereon or (b) to provide for the payment of unanticipated liabilities of any of the Loan Parties arising after the Closing Date.

         "Available Credit" means, at any time, an amount equal to (a) the lesser of (i) the Revolving Credit Commitments in effect at such time and (ii) the Borrowing Base at such time, minus (b) the sum of (i) the aggregate Revolving Loans then outstanding at such time and (ii) any Availability Reserves in effect at such time.

         "Aviation Act" shall mean Title 49, United States Code, formerly known as the Federal Aviation Act of 1958, as amended from time to time, or any similar legislation of the United States enacted in substitution or replacement thereof.

         "Bankruptcy Code" means Title 11, United States Code, as amended from time to time.

         "Bankruptcy Court" is defined in the recitals to this Agreement or shall mean any other court having competent jurisdiction over the Cases.

         "Base Rate" means, for any period, a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall be equal at all times to the highest of:

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         (a) the rate of interest announced publicly by Chase in New York, New
     York, from time to time, as Chase's prime rate (which may not be the best or the lowest rate of interest offered by Chase); and

         (b) the sum of (i) 0.5% per annum plus (ii) the Federal Funds Rate.

         "Borrower" has the meaning set forth in the preamble hereof.

         "Borrowing" means, as applicable, a Revolving Credit Borrowing or a Term Credit Borrowing.

         "Borrowing Base" means, on any date of determination, the sum, with respect to each Category of Receivables, of (i) the product of (A) the excess of
(I) the aggregate Face Amount of the Receivables of each Obligor in such Category at the end of the Business Day immediately preceding such Business Day over (II) the sum of (x) the aggregate amount by which the aggregate Face Amount of all such Receivables of each Obligor exceeded the Obligor Limit with respect to such Obligor as of such date for the Category of Receivables into which such Receivables fall, (y) the aggregate Face Amount of all such Receivables of each Obligor that were Delinquent Receivables as of the related Month-End Date for the Category of Receivables into which such Receivables fall and (z) the aggregate Face Amount of all such Receivables of each Obligor that were Ineligible Receivables as of such date for the Category of Receivables into which such Receivables fall, and (B) the Advance Percentage with respect to such Category of Receivables, minus (ii) the current Tax Lien Amount (as defined in the Servicing Agreement).

         "Borrowing Base Certificate" means a certificate to be executed and delivered from time to time by the Borrower to the Administrative Agent substantially in the form of Exhibit D.

         "Business Day" means a day of the year on which banks are not required or authorized to close in New York City or Dallas, Texas.

         "Business Plan" means (i) the business plan of the Borrower and its Subsidiaries attached hereto as Exhibit G-1, which contains the forecasted expenditures, revenues and pre-tax income, prepared by the management of the Borrower, and covering the period from January 1, 2001 through December 31, 2001, (ii) the three month forecast in substantially the form of Exhibit G-1, and (iii) the three month daily cash flow forecast in substantially the form of Exhibit G-2, in each case as updated from time to time pursuant to this Agreement.

         "Capital Expenditures" means, with respect to any Person for any period, the aggregate of amounts that would be reflected as additions to property, plant or equipment on a consolidated balance sheet of such Person and its Subsidiaries prepared in conformity with GAAP, excluding interest capitalized during construction.

         "Capital Lease" means, with respect to any Person, any lease of property by such Person as lessee which would be accounted for as a capital lease on a balance sheet of such Person prepared in conformity with GAAP.

         "Capital Lease Obligations" means, with respect to any Person, the capitalized amount of all obligations of such Person or any of its Subsidiaries under Capital Leases, as determined on a consolidated basis in conformity with GAAP.

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         "Carve-Out" means claims of the following parties for the following amounts: (i) the unpaid fees of the U.S. Trustee or the Clerk of the Bankruptcy Court pursuant to 28 U.S.C. Section 1930(a) and (ii) the aggregate allowed unpaid fees and expenses payable under Sections 330 and 331 of the Bankruptcy Code to professional persons retained pursuant to an order of the Bankruptcy Court by the Borrower, any Subsidiary of the Borrower or any Committee not to exceed $10,000,000, plus any fees and expenses accrued and not yet paid on the date of the relevant Event of Default, in the aggregate; provided, however, that the Carve-Out shall not include, apply to or be available for any fees or expenses incurred by any party, including the Borrower, any Subsidiary of the Borrower or any Committee, in connection with (x) the investigation (including discovery proceedings), initiation or prosecution of any claims, causes of action, adversary proceedings or other litigation against the Administrative Agent or the Lenders, including challenging the amount, validity, perfection, priority or enforceability of or asserting any defense, counterclaim or offset to, the Obligations or the security interests and Liens of the Secured Parties in respect thereof or (y) the initiation or prosecution of any claims, causes of action, adversary proceedings or other litigation against American or its Affiliates, including challenging the validity or enforceability of the Asset Purchase Agreement; and provided further, however, that as long as no Default or Event of Default shall occur and be continuing, the Borrower and each Guarantor shall be permitted to pay compensation and reimbursement of expenses allowed and payable under Sections 330 and 331 of the Bankruptcy Code, as the same may be due and payable, and the same shall not reduce the Carve-Out.

         "Cases" has the meaning set forth in the recitals hereof.

         "Cash Collateral Account" means any deposit account or Securities Account established by the Administrative Agent in which cash and Cash Equivalents may from time to time be on deposit or held therein as provided herein.

         "Cash Equivalents" means (a) securities issued or fully guaranteed or insured by the United States government or any agency thereof, (b) certificates of deposit, eurodollar time deposits, overnight bank deposits and bankers' acceptances of any commercial bank organized under the laws of the United States, any state thereof, the District of Columbia, any foreign bank, or its branches or agencies (fully protected against currency fluctuations) which, at the time of acquisition, are rated at least "A-1" by Standard & Poor's Rating Services ("S&P") or "P-1" by Moody's Investors Services, Inc. ("Moody's"), (c) commercial paper of an issuer rated at least "A-1" by S&P or "P-1" by Moody's, and (d) shares of any money market fund that (i) has at least ninety-five percent (95%) of its assets invested continuously in the types of investments referred to in clauses (a) through (c) above, (ii) has net assets of not less than $500,000,000 and (iii) is rated at least "A-1" by S&P or "P-1" by Moody's; provided, however, that the maturities of all obligations of the type specified in clauses (a) through (c) above shall not exceed 180 days.

         "Category" has the meaning set forth in the Receivables Indenture.

         "Chase" means The Chase Manhattan Bank or such successor bank as selected by the Administrative Agent in its sole and absolute discretion.

         "Chattel Paper" has the meaning specified in Article 9 of the UCC.

         "Claim" has the meaning ascribed to such term in Section 101(5) of the Bankruptcy Code.

         "Closing Date" means the first date on which any Loan is made.

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         "Code" means the Internal Revenue Code of 1986 (or any successor legislation thereto), as amended from time to time.

         "Collateral" has the meaning specified in Section 11.1.

         "Collateral Documents" means this Agreement, all financing statements, deeds of trust, mortgages, and any other agreement or document required by the terms of this Agreement to be entered into guaranteeing or granting a security interest or other Lien to secure payment of the Obligations.

         "Commitments" means, as applicable, the Revolving Credit Commitments or the Term Credit Commitments.

         "Committee" means the official statutory committee of unsecured creditors approved in the Cases pursuant to Section 1102 of the Bankruptcy Code.

         "Compliance Certificate" has the meaning specified in Section 6.1(d).

         "Consolidated Net Income" means, for any Person for any period, the net income (or loss) of such Person and its Subsidiaries for such period, determined on a consolidated basis in conformity with GAAP.

         "Constellation" means Constellation Finance LLC, a Delaware limited liability company and wholly-owned subsidiary of the Borrower.

         "Constituent Documents" means, with respect to any Person, (a) the articles/certificate of incorporation (or the equivalent organizational documents) of such Person, (b) the by-laws (or the equivalent governing documents) of such Person and (c) any document setting forth the manner of election and duties of the directors or managing members of such Person (if any) and the designation, amount and/or relative rights, limitations and preferences of any class or series of such Person's Stock.

         "Contaminant" means any material, substance or waste that is classified, regulated or otherwise characterized under any Environmental Law as hazardous, toxic, a contaminant or a pollutant or by other words of similar meaning or regulatory effect, including any petroleum or petroleum-derived substance or waste, asbestos and polychlorinated biphenyls.

         "Contracts" means, with respect to any Loan Party, any and all "contracts", as such term is defined in Article 1 of the UCC, of such Loan Party, including any Aircraft Leaseholds.

         "Contractual Obligation" of any Person means any obligation, agreement, undertaking or similar provision of any Security issued by such Person or of any agreement, undertaking, contract, lease, indenture, mortgage, deed of trust or other instrument (excluding a Loan Document) to which such Person is a party or by which it or any of its property is bound or to which any of its properties is subject.

         "Control Account" means a securities account or commodity account maintained by any Grantor with an approved securities intermediary, and includes all financial assets held therein and all certificates and instruments, if any, representing or evidencing such Control Account.

         "Copyright Licenses" means any written agreement naming any Grantor as licensor or licensee granting any right under any Copyright, including the grant of rights to copy, publicly perform, create derivative works, manufacture, distribute, exploit and sell materials derived from any Copyright.

         "Copyrights" means (a) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any foreign counterparts thereof and (b) the right to obtain all renewals thereof.

         "Customary Permitted Liens" means, with respect to any Person, any of the following Liens:

         (a) Liens with respect to the payment of taxes, assessments or governmental charges in all cases which are not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained to the extent required by GAAP;

         (b) Liens of landlords arising by statute and liens of suppliers, mechanics, carriers, materialmen, warehousemen or workmen and other liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained to the extent required by GAAP;

         (c) deposits made in the ordinary course of business in connection with worker's compensation, unemployment insurance or other types of social security benefits or to secure the performance of bids, tenders, sales, contracts (other than for the repayment of borrowed money) and surety, appeal, customs or performance bonds;

         (d) encumbrances arising by reason of zoning restrictions, easements, licenses, reservations, covenants, rights-of-way, utility easements, building restrictions and other similar encumbrances on the use of Real Property which do not materially detract from the value of such Real Property or interfere with the ordinary conduct of the business conducted and proposed to be conducted at such Real Property;

         (e) encumbrances arising under leases or subleases of Real Property which do not in the aggregate materially detract from the value of such Real Property or interfere with the ordinary conduct of the business conducted and proposed to be conducted at such Real Property; and

         (f) financing statements evidencing a lessor's rights in and to personal property leased to such Person pursuant to an operating lease in the ordinary course of such Person's business.

         "Debt Issuance" means the incurrence of Indebtedness of the type specified in clause (a) and (b) of the definition of "Indebtedness" by the Borrower or any of its Subsidiaries.

         "Default" means any event which with the passing of time or the giving of notice or both would become an Event of Default.

         "Delinquent Receivables" has the meaning set forth in the Receivables Indenture.

         "Delinquency Percentage" has the meaning set forth in the Receivables Indenture.

         "Disclosure Documents" means, collectively, all documents filed by any Loan Party or any of its Subsidiaries with the Securities and Exchange Commission or the Bankruptcy Court.

         "Dollars" and the sign "$" each mean the lawful money of the United States of America.

         "DOT" shall mean the United States Department of Transportation or successor authority established in replacement thereof.

         "EBITDA" means, with respect to any Person for any period, an amount equal to (a) Consolidated Net Income of such Person for such period plus (b) the sum of, in each case to the extent included in the calculation of such Consolidated Net Income but without duplication, (i) any provision for income taxes, (ii) Interest Expense, (iii) loss from extraordinary items and (iv) depreciation, depletion and amortization of intangibles or financing or acquisition costs, (v) any aggregate net loss from the sale, exchange or other disposition of capital assets by such Person, and (vi) all other non-cash charges and non-cash losses for such period, including the amount of any compensation deduction as the result of any grant of Stock or Stock Equivalents to employees, officers, directors or consultants minus (c) the sum of, in each case to the extent included in the calculation of such Consolidated Net Income but without duplication, (i) any credit for income tax, (ii) interest income,
(iii) gains from extraordinary items for such period, (iv) any aggregate net gain from the sale, exchange or other disposition of capital assets by such Person, and (v) any other non-cash gains.

         "Effective Date" means the date upon which a plan of reorganization in any of the Cases becomes effective.

         "Eligibility Reserves" means, effective as of two Business Days after the date of written notice of any determination thereof to the Borrower by the Administrative Agent, such amounts as the Administrative Agent, in its sole discretion, may from time to time establish against the gross amount of Receivables, to reflect risks or contingencies arising after the Closing Date which may affect any one or class of such items and which have not already been taken into account in the calculation of the Borrowing Base.

         "Eligible Receivable" has the meaning set forth in the Receivables Indenture.

         "Engine" means any aircraft engine which is 750 rated takeoff horsepower or the equivalent thereof, together with any and all Appliances incorporated or installed in, or attached to, such aircraft engine.

         "Entry Date" means the date of the entry of the Final Order.

         "Environmental Laws" means all applicable Requirements of Law now or hereafter in effect, as amended or supplemented from time to time, relating to pollution or the regulation and protection of human health, safety, the environment or natural resources, including the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.); the Hazardous Material Transportation Act, as amended (49 U.S.C. Section 180 et seq.); the Federal Insecticide, Fungicide, and Rodenticide Act, as amended (7 U.S.C. Section 136 et seq.); the Resource Conservation and Recovery Act, as amended (42 U.S.C. Section 6901 et seq.); the Toxic Substance Control Act, as amended (42 U.S.C. Section 7401 et seq.); the Clean Air Act, as amended (42 U.S.C. Section 740 et seq.); the Federal Water Pollution Control Act, as amended (33 U.S.C. Section 1251 et seq.); the Occupational Safety and Health Act, as amended (29 U.S.C. Section 651 et seq.); the Safe Drinking Water Act, as amended (42 U.S.C. Section 300f et seq.); and their state and local counterparts or equivalents and any transfer of ownership notification or approval statute, including the Industrial Site Recovery Act (N.J. Stat. Ann. Section 13:1K-6 et seq.).

         "Environmental Liabilities and Costs" means, with respect to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand by any other Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, including any thereof arising under any Environmental Law, Permit, order or agreement with any Governmental Authority or other Person, which relate to any environmental, health or safety condition or a Release or threatened Release, and result from the past, present or future operations of, or ownership of property by, such Person or any of its Subsidiaries.

         "Environmental Lien" means any Lien in favor of any Governmental Authority for Environmental Liabilities and Costs.

         "Equipment" has the meaning specified in Article 9 of the UCC, including all Airframes, engines and Spare Parts and all Ground Equipment, wherever located.

         "ERISA" means the Employee Retirement Income Security Act of 1974 (or any successor legislation thereto), as amended from time to time.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control or treated as a single employer with the Borrower or any of its Subsidiaries within the meaning of Section 414 (b), (c),
(m) or (o) of the Code.

         "ERISA Event" means (a) a reportable event described in Section 4043(b) or 4043(c)(1), (2), (3), (5), (6), (8) or (9) of ERISA with respect to a Title
IV Plan or a Multiemployer Plan; (b) the withdrawal of the Borrower, any of its Subsidiaries or any ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (c) the complete or partial withdrawal of the Borrower, any of its Subsidiaries or any ERISA Affiliate from any Multiemployer Plan; (d) notice of reorganization or insolvency of a Multiemployer Plan; (e) the filing of a notice of intent to terminate a Title IV Plan or the treatment of a plan amendment as a termination under Section 4041 of ERISA; (f) the institution of proceedings to terminate a Title IV Plan or Multiemployer Plan by the PBGC; (g) the failure to make any required contribution to a Title IV Plan or Multiemployer Plan; (h) the imposition of a lien under Section 412 of the Code or Section 302 of ERISA on the Borrower or any of its Subsidiaries or any ERISA Affiliate; or (i) any other event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan or the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA.

         "Event of Default" has the meaning specified in Section 9.1.

         "FAA" means the Federal Aviation Administration, or any successor thereto.

         "Face Amount" has the meaning set forth in the Receivables Indenture.

         "Fair Market Value" means (a) with respect to any asset or group of assets (other than a marketable Security) at any date, the value of the consideration obtainable in a sale of such asset at such date assuming a sale by a willing seller to a willing purchaser dealing at arm's length and arranged in an orderly manner over a reasonable period of time having regard to the nature and characteristics of such asset, as reasonably determined by the Board of Directors of the Borrower or its Subsidiaries, as applicable, or, if such asset shall have been the subject of a relatively contemporaneous appraisal by an independent third party appraiser, the basic assumptions underlying which have not materially changed since its date, the value set forth in such appraisal, and (b) with respect to any marketable Security at any date, the closing sale price of such Security on the Business Day next preceding such date, as appearing in any published list of any national securities exchange or the Nasdaq Stock Market or, if there is no such closing sale price of such Security, the final price for the purchase of such Security at face value quoted on such business day by a financial institution of recognized standing which regularly deals in securities of such type selected by the Administrative Agent.

         "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three (3) Federal funds brokers of recognized standing selected by it.

         "Federal Reserve Board" means the Board of Governors of the Federal Reserve System, or any successor thereto.

         "Fees" shall mean the Unused Commitment Fee, the Arrangement Fee and any and all other fees payable to the Administrative Agent, any Lender or their respective Affiliates pursuant to this Agreement or any of the other Loan Documents.

         "Final Order" means an order of the Bankruptcy Court pursuant to section 364 of the Bankruptcy Code, approving this Agreement and the other Loan Documents and authorizing the incurrence by the Loan Parties of post-petition secured Indebtedness in accordance with this Agreement, and as to which no stay has been entered and which has not been reversed, modified, vacated or overturned, and which is in form and substance satisfactory to the Administrative Agent and the Requisite Lenders.

         "Financial Statements" means the financial statements of the Borrower and its Subsidiaries delivered in accordance with Sections 4.4 and 6.1.

         "First Day Orders" means all orders entered by the Bankruptcy Court on the Petition Date or within five (5) Business Days of the Petition Date or based on motions filed on the Petition Date.

         "Fiscal Quarter" means each of the three-month periods ending on March 31, June 30, September 30 and December 31.

         "Fiscal Year" means the twelve (12) month period ending on December 31.

         "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be in general use by significant segments of the accounting profession, which are applicable to the circumstances as of the date of determination.

         "Gates" shall mean all of the rights, title, interests and privileges, now owned or hereafter acquired, of each Grantor (or any of its Subsidiaries) in all airline passenger ground facilities at airports obtained pursuant to airport use or lease agreements (including any lease, license or other agreement or arrangement entered into between any Grantor and any Person, including an Affiliate of Grantor).

         "General Intangible" has the meaning specified in Article 9 of the UCC, and includes Slot Collateral and Routes.

         "Governmental Authority" means (a) any nation, sovereign or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and (b) any airport authority or operator including, without limitation, any municipal subdivision which may operate or oversee the administration of any airport and the FAA.

         "Grantors" means the Borrower and each Guarantor.

         "Ground Equipment" means all appliances, instruments, appurtenances, accessories, furnishings, rolling stock, vehicles and other equipment now owned or hereafter acquired by any Grantor, to the extent that the same shall constitute personal property, whether motorized or non-motorized, which are used by any Grantor (or are of a type commonly used by air carriers) to load and unload, service and/or maintain aircraft, provide ground transportation to passengers, transport materials and/or maintain airport facilities, including without limitation of the generality of the foregoing, passenger service equipment, food service equipment, cargo trailers and other cargo and baggage-handling equipment, loading bridges and other passenger-handling equipment, communications and meteorological equipment, maintenance and engineering equipment, surface transport vehicles, furnishings and other office equipment, storage and distribution equipment, medical equipment, flight training equipment and security equipment now owned or hereafter acquired by any Grantor.

         "Guarantor" means each Subsidiary of the Borrower party to this Agreement.

         "Guaranty" means the guaranty of the Obligations of the Borrower made by the Guarantors pursuant to Article X of this Agreement.

         "Guaranty Obligation" means, as applied to any Person (the "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, Leases, Contracts, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or
(2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided however, that the term Guaranty Obligation shall not include endorsement of instruments for deposit or collection in the ordinary course of business. The amount of any Guaranty Obligation of any guaranteeing person shall be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made.

         "Indebtedness" of any Person means without duplication (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments or which bear interest, (c) all reimbursement and all obligations with respect to letters of credit, bankers' acceptances, surety bonds and performance bonds, whether or not matured, (d) all indebtedness for the deferred purchase price of property or services, other than trade payables incurred in the ordinary course of business which are not overdue, (e) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (f) all Capital Lease Obligations of such Person and the present value of future rental payments under all synthetic leases, (g) all Guaranty Obligations of such Person, (h) all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any Stock or Stock Equivalents of such Person, valued, in the case of redeemable preferred stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (i) all payments that such Person would have to make in the event of an early termination on the date Indebtedness of such Person is being determined in respect of Hedging Contracts of such Person and (j) all Indebtedness of the type referred to above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including Accounts and general intangibles) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.

         "Indemnitees" has the meaning specified in Section 13.4.

         "Indemnified Matters" has the meaning specified in Section 13.4.

         "Ineligible Receivables" has the meaning set forth in the Receivables Indenture.

         "Instrument" has the meaning specified in Article 9 of the UCC, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

         "Intellectual Property" means, collectively, all rights, priorities and privileges of any Grantor or its Subsidiaries relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses and trade secrets, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

         "Interest Expense" means, for any Person for any period, (a) total interest expense of such Person and its Subsidiaries for such period determined on a consolidated basis in conformity with GAAP plus (ii) any interest income of such Person and its Subsidiaries for such period determined on a consolidated basis in conformity with GAAP.

         "Interim Facility" means that portion of the Facility made available to the Borrower prior to the Entry Date, as approved by the Interim Order.

         "Interim Order" means that certain order issued by the Bankruptcy Court in substantially the form of Exhibit F and otherwise in form and substance satisfactory to the Administrative Agent.

         "Inventory" has the meaning specified in Article 9 of the UCC, wherever located.

         "Investment" means, with respect to any Person, (a) any purchase or other acquisition by that Person of (i) any Security issued by, (ii) a beneficial interest in any Security issued by, or (iii) any other equity ownership interest in, any other Person, (b) any purchase by that Person of all or a significant part of the assets conducted by another Person, or all or substantially all of the assets constituting the business of a division, branch or other unit operation of any Person, (c) any loan, advance (other than deposits with financial institutions available for withdrawal on demand, prepaid expenses, accounts receivable and similar items, in each case made or incurred in the ordinary course of business as presently conducted), or capital contribution by that Person to any other Person, including all Indebtedness of any other Person to that Person arising from a sale of property by that Person other than in the ordinary course of its business and (d) any Guaranty Obligation incurred by that Person in respect of the obligations of any other Person.

         "Investment Property" means, with respect to any Person, any and all "investment property", as such term is defined in Article 9 of the UCC, of such Loan Party or its Subsidiaries, wherever located.

         "IRS" means the Internal Revenue Service of the United States or any successor thereto.

         "Junior Collateral" shall mean that Collateral in which Lender has a Lien that is subject, subordinate and junior to the Lien of another Person, which Junior Collateral is more fully described on Schedule 4.12.

         "Leases" means, with respect to any Person, all of those leasehold estates in real property of such Person, as lessee, as such may be amended, supplemented or otherwise modified from time to time.

         "Lender" means each financial institution or other entity that (a) is listed on the signature pages hereof as a "Lender" or (b) from time to time becomes a party hereto by execution of an Assignment and Acceptance.

         "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, charge, deposit arrangement, encumbrance, lien (statutory or other), security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever intended to assure payment of any Indebtedness or the performance of any other obligation, including any conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the UCC or comparable law of any jurisdiction naming the owner of the asset to which such Lien relates as debtor.

         "Loan" means a Revolving Credit Loan or a Term Loan made by any Lender pursuant to this Agreement.

         "Loan Account" means the following account of the Administrative Agent with Chase, which shall be entitled as follows:

                           The Chase Manhattan Bank
                           New York, New York
                           ABA # 021000021
                           Beneficiary: AMR Finance, Inc./TWA DIP Loan Account Account # 323187250


         "Loan Documents" means, collectively, this Agreement, the Notes, the Guaranty, the Collateral Documents, the Compliance Certificates, the Borrowing Base Certificate and each certificate, agreement or document executed by a Loan Party and delivered to the Administrative Agent or any Lender in connection with or pursuant to any of the foregoing.

         "Loan Party" means the Borrower, each Guarantor and each other Subsidiary of the Borrower that executes and delivers a Loan Document.

         "Lockbox Account" has the meaning set forth in the Receivables
Indenture.

         "Loss Estimate Percentage" has the meaning set forth in the Receivables Indenture.

         "Material Adverse Change" means a material adverse change in any of (a) the condition (financial or otherwise), business, performance, prospects, operations or properties of the Borrower or, the Borrower and its Subsidiaries taken as a whole, (b) the ability of the Borrower to repay the Obligations or of the Loan Parties to perform their respective obligations under the Loan Documents, or (c) the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents.

         "Material Adverse Effect" means an effect that results in or causes, or could reasonably be expected to result in or cause, a Material Adverse Change.

         "Material Intellectual Property" means Intellectual Property owned by or licensed to a Grantor or its Subsidiaries which is material to its business.

         "Maximum Credit" means, at any time, (a) the lesser of (i) the Revolving Credit Commitments in effect at such time and (ii) the Borrowing Base at such time minus (b) the aggregate amount of any Availability Reserve in effect at such time.

         "Monthly Receivables Report" has the meaning set forth in Section 6.12(b).

         "Multiemployer Plan" means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which the Borrower, any of its Subsidiaries or any ERISA Affiliate has any obligation or liability, contingent or otherwise.

         "Net Cash Proceeds" means proceeds received by any Loan Party or its respective Subsidiaries after the Closing Date in cash or Cash Equivalents from any (a) Asset Sale, other than an Asset Sale permitted under Section 8.4, net of
(i) the reasonable cash costs of sale, assignment or other disposition, (ii) taxes paid or payable as a result thereof and (iii) any amount required by the Bankruptcy Court to be paid or prepaid on Indebtedness (other than the Obligations) secured by a perfected and unavoidable Lien on the assets subject to such Asset Sale; provided, however, that the evidence of each of (i), (ii) and (iii) are provided to the Administrative Agent in form and substance satisfactory to it; (b) Property Loss Event net of (i) the reasonable costs and expenses associated with settling any claim with respect to such Property Loss Event, (ii) taxes paid or payable as a result thereof, and (iii) any amount required by the Bankruptcy Court to be paid or prepaid on Indebtedness (other than the Obligations) secured by a perfected and unavoidable Lien on the assets subject to Asset Sale; provided, however, that the evidence of each of (i), (ii) and (iii) are provided to the Administrative Agent in form and substance satisfactory to it; or (c) the issuance of Stock or Indebtedness, the cash proceeds received from such issuance or incurrence, net of attorney's fees, notarial fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses incurred in connection therewith.

         "Non-Funding Lender" has the meaning specified in Section 2.2(d).

         "Non-Stayed Order" means an order of the Bankruptcy Court which is in full force and effect, as to which no stay has been entered and which has not been reversed, modified, vacated or overturned.

         "Non-U.S. Lender" means each Lender or Administrative Agent that is not a United States person as defined in Section 7701(a)(30) of the Code.

         "Notes" means the Revolving Credit Notes and the Term Credit Notes.

         "Notice of Borrowing" has the meaning specified in Section 2.2(a).

         "Obligations" means the Loans and all other amounts, obligations, covenants and duties owing by the Borrower to the Administrative Agent, any Lender, any Affiliate of any of them or any Indemnitee, of every type and description (whether by reason of an extension of credit, loan, guaranty, indemnification, or otherwise), present or future, arising under this Agreement, any other Loan Document, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired and whether or not evidenced by any note, guaranty or other instrument or for the payment of money, and includes all fees, interest, charges, expenses, fees, attorneys' fees and disbursements and other sums chargeable to the Borrower under this Agreement or any other Loan Document.

         "Obligor" has the meaning set forth in the Receivables Indenture.

         "Obligor Limit" has the meaning set forth in the Receivables Indenture.

         "Orders" means the Interim Order or the Final Order, as applicable.

         "Other Taxes" has the meaning specified in Section 2.12(b).

         "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

         "PARS" means Trans World PARS, Inc., a Delaware corporation.

         "Patents" means (a) all letters patent of the United States, any other country or any political subdivision thereof and all reissues and extensions thereof, (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, and (c) all rights to obtain any reissues or extensions of the foregoing.

         "Patent License" means all agreements, whether written or oral, providing for the grant by or to any Grantor or any of its Subsidiaries of any right to manufacture, use, import, sell or offer for sale any invention covered in whole or in part by a Patent.

         "Permanent Facility" means that portion of the Facility made available to the Borrower from and after the Entry Date.

         "Permit" means any permit, approval, authorization, license, variance or permission required from a Governmental Authority under an applicable Requirement of Law.

         "Permitted Prepetition Claim Payment" means a payment (as adequate protection or otherwise) on account of any Claim arising or deemed to have arisen prior to the Petition Date, which is made (i) pursuant to authority granted by a Non-Stayed Order of the Bankruptcy Court and (ii) which are reflected in the cash flow forecast attached as Exhibit G-2 and such other amounts as shall be approved by the Administrative Agent, in writing, in its sole and absolute discretion; provided, that no such payment shall be made after the occurrence and during the continuance of a Default or an Event of Default.

         "Person" means an individual, partnership, corporation (including a business trust), joint stock company, estate, trust, limited liability company, unincorporated association, joint venture or other entity, or a Governmental Authority.

         "Petition Date" has the meaning specified in the recitals to this Agreement.

         "Pledged Collateral" means, collectively, the Pledged Notes and the Pledged Stock, any other Investment Property of any Grantor, all certificates or other instruments representing any of the foregoing, all dividends, interest distributions, cash, warrants, rights, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing. Pledged Collateral may be General Intangibles or Investment Property.

         "Pledged Notes" means all right, title and interest of any Grantor, in the Instruments evidencing all Indebtedness owed to such Grantor, including all Indebtedness described on Schedule 4.15, issued by the obligors named therein, and all interest, cash, Instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Indebtedness.

         "Pledged Stock" means the Stock owned by each Grantor and pledged hereunder as set forth on Schedule 4.15.

         "Priority Collateral" shall mean that Collateral in which Lender has a first-priority security interest and which is more fully described on Schedule 4.12.

         "Proceeds" means any and all "proceeds", as such term is defined in
Section 9-306 of the UCC.

         "Property Loss Event" means any loss of or damage to property of the Borrower or any of its Subsidiaries that results in the receipt by such Person of proceeds of insurance in excess of $250,000 or any taking or condemnation of property (or deed in lieu thereof) of the Borrower or any of its Subsidiaries that results in the receipt by such Person of a compensation payment in respect thereof in excess of $250,000.

         "Protective Advances" means all expenses, disbursements and advances incurred by the Administrative Agent pursuant to the Loan Documents which the Administrative Agent, in its sole discretion, deems necessary or desirable to preserve or protect the Collateral or any portion thereof or to enhance the likelihood or maximize the amount of repayment of the Obligations, including without limitation, at the discretion of the Requisite Lender(s) and without any obligation to do so, to repay or prepay any Indebtedness which is secured in whole or in part by any of the Collateral, including the repayment of the Indebtedness of PARS or TWA Stockholding, which is secured by the Stock of TWA Stockholding.

         "Purchasing Lender" has the meaning specified in Section 13.7(a).

         "Ratable Portion" or "ratably" means, with respect to any Lender, the percentage obtained by dividing (a) with respect to the Revolving Credit Commitment, (x) the Revolving Credit Commitment of such Lender by (y) the aggregate Revolving Credit Commitments of all Lenders (or, at any time after the Revolving Credit Termination Date, the percentage obtained by dividing the aggregate outstanding principal balance of the Revolving Loans then owing to such Lender by the aggregate outstanding principal balance of the Revolving Loans then owing to all Lenders) and (b) with respect to the Term Credit Commitment, (x) the Term Credit Commitment of such Lender by (y) the aggregate Term Credit Commitments of all Lenders (or at any time after the Term Credit Termination Date, the percentage obtained by dividing the aggregate outstanding principal balance of the Term Loans then owing to such Lender by the aggregate outstanding principal balance of the Term Loans then owing to all Lenders).

         "Real Property" means all of those plots, pieces or parcels of land now owned, leased or hereafter acquired or leased by the Borrower or any of its Subsidiaries (the "Land") including any Gate, any hanger or maintenance facilities wherever located, together with the right, title and interest of the Borrower or any of its Subsidiaries, if any, in and to the streets, the land lying in the bed of any streets, roads or avenues, opened or proposed, in front of, the air space and development rights pertaining to the Land and the right to use such air space and development rights, all rights of way, privileges, liberties, tenements, hereditaments and appurtenances belonging or in any way appertaining thereto, all fixtures, all easements now or hereafter benefiting the Land and all royalties and rights appertaining to the use and enjoyment of the Land, including all alley, vault, drainage, mineral, water, oil and gas rights, together with all of the buildings and other improvements now or hereafter erected on the Land, and any fixtures appurtenant thereto.

         "Receivables" has the meaning set forth in the Receivables Indenture.

         "Receivables Indenture" means that certain Indenture, dated as of December 30, 1997 by and between Constellation, as Issuer, and The Chase Manhattan Bank, as trustee, as supplemented to date (including the Series 1997-1 Supplement dated as of December 30, 1997), pursuant to which Constellation issued $100,000,000 of AR Notes as such Receivables Indenture is in effect on the date hereof.

         "Register" has the meaning specified in Section 13.2(c).

         "Release" means, with respect to any Person, any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration, in each case, of any Contaminant into the indoor or outdoor environment or into or out of any property owned by such Person, including the movement of Contaminants through or in the air, soil, surface water, ground water or property.

         "Remedial Action" means all actions required to (a) clean up, remove, treat or in any other way address any Contaminant in the indoor or outdoor environment, (b) prevent the Release or threat of Release or minimize the further Release so that a Contaminant does not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment or (c) perform pre-remedial studies and investigations and post-remedial monitoring and care.

         "Requirement of Law" means, with respect to any Person, the common law and all federal, state, local and foreign laws, rules and regulations, orders, judgments, decrees and other legal requirements or determinations of any Governmental Authority or arbitrator, applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "Requisite Lenders" means, (a) prior to the Revolving Credit Termination Date or Term Credit Termination Date, Lenders having more than fifty-one percent (51%) of the aggregate outstanding amount of the Commitments,
(b) after the Term Credit Termination Date but prior to the Revolving Credit Termination Date, Lenders having more than fifty-one percent (51%) of the aggregate amount outstanding of the Revolving Credit Commitments and Term Loans,
(c) after the Revolving Credit Termination Date but prior to the Term Credit Termination Date, Lenders having fifty one percent (51%) of the aggregate amount outstanding of the Revolving Loans and Term Credit Commitments, and (d) after the Term Credit Termination Date and the Revolving Credit Termination Date, Lenders having fifty-one percent (51%) of the aggregate amount outstanding of all Loans. A Non-Funding Lender shall not be included in the calculation of "Requisite Lenders."

         "Requisite Revolving Credit Lenders" means, collectively, Lenders having more than fifty-one percent (51%) of the aggregate outstanding amount of the Revolving Credit Commitments or, after the Revolving Credit Termination Date, fifty-one percent (51%) of the aggregate Revolving Loans then outstanding. A Non-Funding Lender shall not be included in the calculation of "Requisite Revolving Credit Lenders."

         "Requisite Term Loan Lenders" means, collectively, Lenders having more than fifty-one percent (51%) of the aggregate outstanding amount of the Term Credit Commitments or, after the Term Credit Termination Date, fifty-one percent (51%) of the aggregate Term Loans then outstanding. A Non-Funding Lender shall not be included in the calculation of "Requisite Term Credit Lenders."

         "Responsible Officer" means, with respect to any Person, any of the principal executive officers, but in any event, with respect to financial matters, the chief financial officer, treasurer or controller of such Person.

         "Restricted Payment" means (a) any dividend or other distribution, or any payment on account of direct or indirect, any Stock or Stock Equivalents of the Borrower or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in Stock or Stock Equivalents or a dividend or distribution payable solely to the Borrower and/or one or more Guarantors, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Stock or Stock Equivalents of the Borrower or any of its Subsidiaries now or hereafter outstanding other than one payable solely to the Borrower and/or one or more Guarantors, and (c) any payment or prepayment of principal, premium (if any), interest, fees (including fees to obtain any waiver or consent in connection with any Indebtedness) or other charges on, or redemption, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any Indebtedness of the Borrower or any of its Subsidiaries or any other Loan Party, other than any required or mandatory redemptions, retirements, purchases or other payments, in each case to the extent permitted to be made by the terms of such Indebtedness after giving effect to any applicable subordination provisions.

         "Revolving Credit Borrowing" means Revolving Loans made on the same day by the Lenders ratably according to their respective Revolving Credit Commitments.

         "Revolving Credit Commitment" means, with respect to each Lender, the commitment of such Lender to make Revolving Loans in the aggregate principal amount outstanding not to exceed the amount set forth opposite such Lender's name on Schedule I under the caption "Revolving Credit Commitment," as amended to reflect each Assignment and Acceptance executed by such Lender and as such amount may be reduced pursuant to this Agreement.

         "Revolving Credit Note" means a promissory note of the Borrower payable to the order of any Lender in a principal amount equal to the amount of such Lender's Revolving Credit Commitment evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from the Revolving Loans owing to such Lender.

         "Revolving Credit Termination Date" shall mean the earliest of (a) the Scheduled Termination Date, (b) the date of termination of the Revolving Credit Commitments pursuant to Section 2.3 and (c) the date on which the Obligations become due and payable pursuant to Section 9.2.

         "Revolving Facility" means the Revolving Credit Commitments and the provisions herein related to the Revolving Loans.

         "Revolving Loan" has the meaning specified in Section 2.1(a).

         "Routes" shall mean all right, title, privilege, interests and authority now or hereafter acquired or held by any Grantor or its Subsidiaries (including, without limitation, rights and authorities pursuant to all certificates and exemptions issued to each Grantor or its Subsidiaries under the provisions of Section 401 and 416 of the Aviation Act) to provide interstate, overseas or foreign air transportation of persons, property and mail, including, without limitation: (i) all designations held by any Grantor or its Subsidiaries to serve any foreign country or point named on any route; (ii) any and all frequency allocations held by any Grantor or its Subsidiaries authorizing service to any foreign country or point named on any route; (iii) any and all rights of any Grantor or its Subsidiaries to provide scheduled or charter air transportation service to any foreign country or point named on any route that is not included in an air transport agreement or that is in addition to the rights available to United States-designated airlines under applicable air transport agreements; (iv) any and all rights to fly over any foreign country or point named on any route; (v) all right and authority of any Grantor or its Subsidiaries to operate between and beyond all foreign countries and points named on any route, including, without limitation, the right to operate between and beyond such countries and points on a fifth-freedom and blind sector basis; and (vi) any and all operating or landing authorizations (other than Slots) held by any Grantor or its Subsidiaries.

         "Scheduled Termination Date" means the earlier to occur of (a) May 30, 2001, (b) the closing of the transactions contemplated by the Asset Purchase Agreement, or (c) the date on which the Obligations become due and payable pursuant to Section 9.2.

         "Secured Obligations" means, in the case of the Borrower, the Obligations, and, in the case of any other Loan Party, the obligations of such Loan Party under the Guaranty and the other Loan Documents to which it is a party.

         "Secured Parties" means the Lenders, the Administrative Agent, each of their respective successors and assigns, and any other holder of any of the Obligations or of any other obligations under the Loan Documents, including the beneficiaries of each indemnification obligation undertaken by the Loan Parties and the Administrative Agent.

         "Securities Account" has the meaning specified in Article 8 of the UCC.

         "Security" means any Stock, Stock Equivalent, voting trust certificate, bond, debenture, note or other evidence of Indebtedness, whether secured, unsecured, convertible or subordinated, or any certificate of interest, share or participation in, or any temporary or interim certificate for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing, but shall not include any evidence of the Obligations.

         "Selling Lender" has the meaning specified in Section 13.7(a).

         "Servicing Agreement" means that certain Sale and Servicing Agreement, dated as of December 30, 1997, between Borrower, as originator, seller and servicer, and Constellation, as purchaser, as amended from time to time.

         "Slots" shall mean all of the rights, title, privilege, interests and authority now or hereafter acquired or held by any Person in and to (i) the operating authority granted by the FAA pursuant to Title 14, to conduct one Instrument Flight Rule (as defined under the federal aviation regulations) operation in a specified time period at a High Density Airport, (ii) any equivalent authority granted by a foreign Governmental Authority or (iii) the authority to takeoff and land at any airport to which any of them provide service. For the purposes of this definition, a "High Density Airport" shall mean any airport so designated pursuant to 14 C.F.R. Section 93.123 or other airport that has restrictions on flight frequencies in and out of such airport. The term "Slot" as used herein shall include all Slots created after the date hereof pursuant to Title 14 or any equivalent domestic or foreign law, regulation or order.

         "Slot Collateral" means any beneficial interest or other interest, right, title, privilege and authority of a Grantor in respect of (i) any Slots,
(ii) any Slot Trust Assets and (iii) any Slot Trust Interest.

         "Slot Trust" means any trust created from time to time which acquires or holds any Slots (including the trusts created by (i) that Declaration of Trust dated as of March 31, 1997 between the Borrower and the Slot Trustee and
(ii) that Acquired Slot Trust Agreement Declaration of Trust dated as of December 9, 1997 between the Borrower and the Slot Trustee).

         "Slot Trust Assets" means any Slots which from time to time are acquired or held by a Slot Trust (including all slot trust assets as referred to in (i) Section 4.1 of that Acquired Slot Trust Agreement dated as of March 31, 1997 between the Borrower and the Slot Trustee and (ii) Section 4.01 of that Acquired Slot Trust Agreement dated as of December, 9 1997 between the Borrower and the Slot Trustee ) and any interest, right, title, privilege and authority of any Grantor in respect thereof, whether arising under a license or otherwise (including pursuant to (i) that Master Sub-License Agreement dated as of March 31, 1997 between the Borrower and the Slot Trustee and (ii) that Master Sub-License Agreement dated as of December 9, 1997 between the Borrower and the Slot Trustee).

         "Slot Trust Interest" means any beneficial interest or other interest, right, title, privilege and authority of a Grantor under or in respect of any Slot Trust including any such interest arising under or evidenced by any instrument or certificate of beneficial interest (including (i) that Beneficial Interest Certificate issued by the Slot Trustee to the Borrower pursuant to that Acquired Slot Trust Agreement dated as of March 31, 1997 between the Borrower and the Slot Trustee and (ii) that Beneficial Interest Certificate issued by the Slot Trustee to the Borrower pursuant to that Acquired Slot Trust Agreement dated as of December 9, 1997 between the Borrower and the Slot Trustee).

         "Slot Trustee" means First Security Bank, National Association in its capacity as slot trustee of any Slot Trust.

         "Spare Parts" means all appliances, spare parts, instruments, appurtenances, accessories, furnishings; all expendable parts, appliances, modules, apparatus and assemblies; all rotable and repairable nonconsumable parts, appliances, apparatus, assemblies and materials which are interchangeable for use or useable, and other equipment of whatever nature (other than engines) maintained for installation or use or useable in aircraft, airframes, engines or any appliance or propeller useable thereon, and any and all substitutions of any of the foregoing and replacements thereto. The terms "spare parts" and "appliances" (as used in this definition) shall include, but not be limited to, the definitions assigned to those terms by Section 40102 of Title 49 of the United States Code as amended from time to time or any recodification thereof in any regulation.

         "Stock" means shares of capital stock (whether denominated as common stock or preferred stock), beneficial, partnership or membership interests, participations or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity, whether voting or non-voting.

         "Stock Equivalents" means all securities convertible into or exchangeable for Stock and all warrants, options or other rights to purchase or subscribe for any Stock, whether or not presently convertible, exchangeable or exercisable.

         "Subsidiary" means, with respect to any Person, any corporation, partnership, limited liability company or other business entity of which an aggregate of fifty percent (50%) or more of the outstanding Voting Stock is, at the time, directly or indirectly, owned or controlled by such Person and/or one or more Subsidiaries of such Person.

         "Tax Affiliate" means, with respect to any Person, (a) any Subsidiary of such Person, and (b) any Affiliate of such Person with which such Person files or is eligible to file consolidated, combined or unitary tax returns.

         "Tax Return" has the meaning specified in Section 6.8.

         "Taxes" has the meaning specified in Section 2.12(a).

         "Term Credit Borrowing" means Term Loans made on the same day by the Lenders ratably according to their respective Term Credit Commitments.

         "Term Credit Commitments" means, with respect to each Lender, the commitment of such Lender to make Term Loans in the aggregate principal amount outstanding not to exceed the amount set forth opposite such Lender's name or
Schedule I under the caption "Term Loan Commitment," as amended to reflect each Assignment and Acceptance executed by such Lender and as such amount may be reduced pursuant to this Agreement.

         "Term Credit Note" means a promissory note of the Borrower payable to the order of any Lender in a principal amount equal to the amount of such Lender's Term Credit Commitment evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from the Term Loans owing to such Lender.

         "Term Credit Termination Date" shall mean the earliest of (a) May 30, 2001, (b) the date of termination of the Term Credit Commitments pursuant to
Section 2.3, (c) the date on which the Obligations become due and payable pursuant to Section 9.2 or (d) the date when the aggregate outstanding amount of Term Loans is equal to the Term Credit Commitment.

         "Term Loan" has the meaning specified in Section 2.1(b). "Title IV Plan" means a pension plan, other than a Multiemployer Plan, which is covered by Title IV of ERISA to which the Borrower any of its Subsidiaries or any ERISA Affiliate has any obligation or liability (contingent or otherwise).

         "Title 14" shall mean Title 14 of the United States Code of Federal Regulations, Part 93, Subparts K and S, as amended from time to time or any successor or recodified regulation.

         "Trademark License" means any agreement, whether written or oral, providing for the grant by or to any Grantor or its Subsidiaries of any right to use any Trademark.

         "Trademarks" means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, and (b) the right to obtain all renewals thereof.

         "Travel Agency Cash Refund Commission" has the meaning set forth in the Receivables Indenture.

         "Travel Agency Cash Refund Percentage" has the meaning set forth in the Receivables Indenture.

         "TWA Stockholding" means TWA Stock Holding Company, a Delaware corporation.

         "UCC" means, at any time, the Uniform Commercial Code in effect in the State of New York at such time or, to the extent it may be required to apply to any item or items of Collateral, the Uniform Commercial Code as in effect in any other applicable jurisdiction.

         "Unfunded Pension Liability" means, with respect to the Borrower or any of its Subsidiaries at any time, the sum of (a) the amount, if any, by which the present value of all accrued benefits under each Title IV Plan (other than any Title IV Plan subject to Section 4063 of ERISA) exceeds the fair market value of all assets of such Title IV Plan allocable to such benefits in accordance with Title IV of ERISA, as determined as of the most recent valuation date for such Title IV Plan using the actuarial assumptions in effect under such Title IV Plan, and (b) the aggregate amount of withdrawal liability that could be assessed under Section 4063 with respect to each Title IV Plan subject to such Section, separately calculated for each such Title IV Plan as of its most recent valuation date and (c) for a period of five (5) years following a transaction reasonably likely to be covered by Section 4069 of ERISA, the liabilities (whether or not accrued) that could be avoided by the Borrower, any of its Subsidiaries or any ERISA Affiliate as a result of such transaction.

         "Unused Commitment Fee" has the meaning specified in Section 2.9(a).

         "U.S. Trustee" means the United States Trustee for the District of Delaware.

         "Vehicles" means all vehicles covered by a certificate of title law of any state.

         "Voting Stock" means Stock of any Person having ordinary power to vote in the election of members of the board of directors, managers, trustees or other controlling Persons, of such Person (irrespective of whether, at the time, Stock of any other class or classes of such entity shall have or might have voting power by reason of the happening of any contingency).

         "Withdrawal Liability" means, with respect to the Borrower or any of its Subsidiaries at any time, the aggregate liability incurred (whether or not assessed) with respect to all Multiemployer Plans pursuant to Section 4201 of ERISA or for increases in contributions required to be made pursuant to Section 4243 of ERISA.

         "Worldspan" means Worldspan, L.P., a Delaware limited partnership.

         SECTION 1.2. COMPUTATION OF TIME PERIODS. In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including."

         SECTION 1.3. ACCOUNTING TERMS AND PRINCIPLES.

         (a) Except as set forth below, all accounting terms not specifically defined herein shall be construed in conformity with GAAP and all accounting determinations required to be made pursuant hereto shall, unless expressly otherwise provided herein, be made in conformity with GAAP.

         (b) If any change in the accounting principles used in the preparation of the most recent Financial Statements referred to in Section 6.1 is hereafter required or permitted by the rules, regulations, pronouncements and opinions of the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or any successors thereto) and such change is adopted by the Borrower with the agreement of its independent public accountants and results in a change in any of the calculations required by Article V or Article VIII had such accounting change not occurred, the parties hereto agree to enter into negotiations in order to amend such provisions so as to equitably reflect such change with the desired result that the criteria for evaluating compliance with such covenants by the Borrower shall be the same after such change as if such change had not been made; provided, however, that no change in GAAP that would affect a calculation that measures compliance with any covenant contained in
Article V or Article VIII shall be given effect until such provisions are amended to reflect such changes in GAAP.

         SECTION 1.4. CERTAIN TERMS.

         (a) The words "herein," "hereof" and "hereunder" and similar words refer to this Agreement as a whole, and not to any particular Article, Section, subsection or clause in this Agreement.

         (b) References in this Agreement to an Exhibit, Schedule, Article, Section, subsection or clause refer to the appropriate Exhibit or Schedule to, or Article, Section, subsection or clause of this Agreement.

         (c) Each agreement defined in this Article I shall include all appendices, exhibits and schedules thereto and all amendments, restatements, supplements or modifications thereto; provided that if the prior written consent of the Lenders is required hereunder for any amendment, restatement, supplement or other modification to any such agreement such consent shall have been obtained.

         (d) References in this Agreement to any Requirement of Law shall be to such Requirement of Law as amended or modified and in effect at the time any such reference is operative.

         (e) The term "including" when used in any Loan Document means "including without limitation", except when used in the computation of time periods.

         (f) The terms "Lender" and "Administrative Agent" include their respective successors.

         (g) Upon the appointment of any successor Administrative Agent pursuant to Section 12.6, references to AMR Finance in Section 12.3 shall be deemed to refer to the Person then acting as the Administrative Agent or one of its Affiliates if it so designates.

         (h) Terms not otherwise defined herein and defined in the UCC are used herein with the meanings specified in the UCC.

                                   ARTICLE II

                                  THE FACILITY

         SECTION 2.1. THE COMMITMENTS.

         (a) On the terms and subject to the conditions contained in this Agreement, each Lender severally agrees to make revolving loans (each a "Revolving Loan") to the Borrower from time to time on any Business Day during the period from the date hereof until the Revolving Credit Termination Date in an aggregate amount not to exceed at any time outstanding for all such Revolving Loans by such Lender such Lender's Revolving Credit Commitment; provided, however, that at no time shall any Lender be obligated to make a Revolving Loan
(i) in excess of such Lender's Ratable Portion of the Available Credit and (ii) to the extent that the aggregate Revolving Loans then outstanding, after giving effect to such Revolving Loan, would exceed the Maximum Credit in effect at such time. Within the limits of each Lender's Revolving Credit Commitment, amounts of Revolving Loans repaid may be reborrowed under this Section 2.1(a).

         (b) On the terms and subject to the conditions contained in this Agreement, each Lender severally agrees to make term loans (each a "Term Loan") to the Borrower from time to time on any Business Day during the period from the date hereof until the Term Credit Termination Date in an aggregate amount not to exceed at any time outstanding for all such Term Loans by such Lender such Lender's Term Credit Commitment; provided, however, that at no time shall any Lender be obligated to make a Term Loan (i) in excess of such Lender's Ratable Portion of the aggregate Term Credit Commitments and (ii) to the extent that the aggregate Term Loans then outstanding, after giving effect to such Term Loan, would exceed the aggregate Term Credit Commitments in effect at such time. No amounts of Term Loans repaid may be reborrowed under this Section 2.1(b).

         SECTION 2.2. BORROWING PROCEDURES.

         (a) Each Borrowing shall be made on written notice given by the Borrower to the Administrative Agent not later than 11:00 A.M. (Dallas time) one Business Day prior to the date of the proposed Borrowing. Each such notice shall be in substantially the form of Exhibit C (a "Notice of Borrowing"), specifying
(i) whether the proposed Borrowing consists of a Revolving Loan, a Term Loan or both, (ii) the date of such proposed Borrowing, (iii) the aggregate amount of such proposed Borrowing, and (iv) with respect to the Revolving Credit Borrowings, the Available Credit (after giving effect to the proposed Borrowing). Each Borrowing shall be in an aggregate amount of not less than $1,000,000 or an integral multiple of $1,000,000 in excess thereof. The Borrower may not request more than two Borrowings per week.

         (b) The Administrative Agent shall give to each Lender prompt notice of the Administrative Agent's receipt of a Notice of Borrowing. Each Lender shall, before 10:00 A.M. (Dallas time) on the date of the proposed Borrowing, make available to the Administrative Agent by wire transfer in immediately available funds to the Loan Account, such Lender's Ratable Portion of such proposed Borrowing. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Sections 3.1 and 3.2, the Administrative Agent will make such funds available to the Borrower.

         (c) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any proposed Borrowing that such Lender will not make available to the Administrative Agent such Lender's Ratable Portion of such Borrowing, the Administrative Agent may assume that such Lender has made such Ratable Portion available to the Administrative Agent on the date of such Borrowing in accordance with this Section 2.2 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such Ratable Portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Rate for the first Business Day and thereafter at the interest rate applicable at the time to the Loans comprising such Borrowing. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's Loan as part of such Borrowing for purposes of this Agreement. If the Borrower shall repay to the Administrative Agent such corresponding amount, such payment shall not relieve such Lender of any obligation it may have hereunder to the Borrower.

         (d) The failure of any Lender to make the Loan or any payment required by it on the date specified (a "Non-Funding Lender"), shall not relieve any other Lender of its obligations to make such Loan or payment on such date but no such other Lender shall be responsible for the failure of any Non-Funding Lender to make a Loan or payment required under this Agreement.

         SECTION 2.3. REDUCTION AND TERMINATION OF THE COMMITMENTS.

         (a) The Borrower may, upon at least three (3) Business Days' prior notice to the Administrative Agent, terminate in whole or reduce in part ratably the unused portions of the respective Commitments of the Lenders; provided, however, that each partial reduction shall be in the aggregate amount of not less than $1,000,000 or an integral multiple of $1,000,000 in excess thereof.

         (b) The then current Revolving Credit Commitments shall be reduced on each date on which a prepayment of Revolving Loans is made pursuant to Section
2.7 or would be required to be made had the outstanding Revolving Loans equaled the Revolving Credit Commitments then in effect, in each case in the amount of such prepayment (or deemed prepayment) (and the Revolving Credit Commitment of each Lender shall be reduced by its Ratable Portion of such amount).

         SECTION 2.4. REPAYMENT OF LOANS. The Borrower promises to repay the entire unpaid principal amount of the Loans and all accrued but unpaid interest thereon on the Scheduled Termination Date or such earlier date on which the Loans shall be due and payable pursuant to the Agreement.

         SECTION 2.5. EVIDENCE OF DEBT.

         (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

         (b) The Administrative Agent shall maintain accounts in accordance with its usual practice in which it will record (i) the amount of each Revolving Loan and Term Loan made, (ii) the amount of any principal or interest due and payable by the Borrower to each Lender hereunder with respect to each Loan and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrower, whether such sum constitutes principal or interest (and the type of the Loan to which it applies), fees, expenses or other amounts due under the Loan Documents and each Lender's share thereof, if applicable. (c) The entries made in the accounts maintained pursuant to clauses (a) and (b) of this Section
2.5 shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations recorded therein; provided, however, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrower to repay the Loans in accordance with their terms.

         (d) Notwithstanding any other provision of the Agreement, in the event that any Lender requests that the Borrower execute and deliver a promissory note or notes payable to such Lender in order to evidence the Indebtedness owing to such Lender by the Borrower hereunder, the Borrower will promptly execute and deliver a Revolving Credit Note or Revolving Credit Notes to such Lender evidencing any Revolving Loans of such Lender, substantially in the form of Exhibit B-1, or a Term Credit Note or Term Credit Notes to such Lender evidencing any Term Loans of such Lender substantially in the form of Exhibit B-2.

         SECTION 2.6. OPTIONAL PREPAYMENTS.

         (a) The Borrower may, upon at least one Business Days' prior notice to the Administrative Agent, prepay the outstanding principal amount of the Loans in whole or in part; provided, however, that each partial prepayment of Loans shall be in an aggregate principal amount not less than $100,000. Upon the giving of such notice of prepayment, the principal amount of Loans specified to be prepaid shall become due and payable on the date specified for such prepayment.

         (b) The Borrower shall have no right to prepay the principal amount of any Loan other than as provided in this Section 2.6.

         SECTION 2.7. MANDATORY PREPAYMENTS.

         (a) Upon receipt by the Borrower or any of its Subsidiaries of any Net Cash Proceeds, the Borrower shall immediately prepay the Loans in an amount equal to one hundred percent (100%) of such Net Cash Proceeds, provided, however, that in the case of any Net Cash Proceeds arising from a Property Loss Event, the Borrower need not prepay the Loans to the extent that such Net Cash Proceeds are actually used to repair or replace the damaged or taken property within 180 days of the receipt of such Net Cash Proceeds and, pending application of such proceeds, the Borrower has paid the same to the Administrative Agent to be held in a Cash Collateral Account designated by the Administrative Agent. Any such mandatory prepayment shall be applied in accordance with Section 2.7(c) below.

         (b) Borrower shall, on the fourth day following the third consecutive day on which cash and Cash Equivalents of the Loan Parties and their respective Subsidiaries exceed the limitations set forth in Section 8.3(b), prepay the Revolving Loan (without any concommitant reduction in the Revolving Credit Commitment) in an amount equal to such excess.

         (c) Any prepayments made by the Borrower required to be applied in accordance with this Section 2.7(c) shall be applied as follows: Mandatory prepayments shall be applied (i) to Term Loans ratably based upon the then outstanding principal amounts of the Term Loans and (ii) to the extent of any excess, to the automatic and permanent reduction of the Revolving Loan Credit Commitment in an amount equal to such excess and if, after giving effect to such reduction, the outstanding amount of the Revolving Loans exceeds such reduced Revolving Credit Commitment, the Borrower shall immediately repay the Revolving Loans in an amount such that, after giving effect to such repayment, the Revolving Credit Commitment is greater than or equal to the outstanding principal amount of the Revolving Loans.

         (d) If, at any time, the aggregate principal amount of the aggregate Revolving Loans exceed the Maximum Credit at such time, the Borrower shall forthwith prepay the Revolving Loans then outstanding in an amount equal to such excess. If, at any time, the aggregate principal amount of the aggregate Term Loans exceed the aggregate Term Credit Commitments, the Borrower shall forthwith prepay the Term Loans then outstanding in an amount equal to such excess.

         SECTION 2.8. INTEREST.

         (a) Rate of Interest. All Loans and the outstanding amount of all other Obligations shall bear interest, in the case of Loans, on the unpaid principal amount thereof from the date such Loans are made and, in the case of such other Obligations, from the date such other Obligations are due and payable until, in all cases, paid in full, except as otherwise provided in Section 2.8(c), at a rate per annum equal to the sum of (i) the Base Rate as in effect from time to time, plus (ii) the Applicable Margin.

         (b) Interest Payments. (i) Interest accrued on each Loan shall be payable in arrears (A) on the last day of each calendar month, commencing on the first such day following the making of such Loan, and (B) if not previously paid in full, at maturity (whether by acceleration or otherwise) of such Loan; and
(ii) interest accrued on the amount of all other Obligations shall be payable on demand from and after the time such Obligation becomes due and payable (whether by acceleration or otherwise).

         (c) Default Interest. Notwithstanding the rates of interest specified in Section 2.8(a) or elsewhere herein, effective immediately upon the occurrence of an Event of Default, and for as long thereafter as such Event of Default shall be continuing, the principal balance of all Loans and the amount of all other Obligations shall bear interest at a rate which is three percent (3%) per annum in excess of the rate of interest applicable to such Loans or such other Obligations from time to time.

         SECTION 2.9. FEES.

         (a) Unused Commitment Fee. The Borrower agrees to pay to each Lender an unused commitment fee on the average amount by which (i) in the case of a Lender holding a Revolving Credit Commitment, the Revolving Credit Commitment of such Lender exceeds such Lender's Ratable Portion of the Revolving Loans then outstanding and (ii) in the case of a Lender holding a Term Credit Commitment, the Term Credit Commitment of such Lender exceeds such Lender's Ratable Portion of the Term Loans then outstanding (the "Unused Commitment Fee"), in each case, from the date hereof until the Revolving Credit Termination Date or the Term Credit Termination Date, as the case may be, at the Applicable Unused Commitment Fee Rate, payable in arrears on the last day of each calendar month, commencing on the first such day following the Closing Date and on the Revolving Credit Termination Date or the Term Credit Termination Date, as the case may be.

         (b) Arrangement Fees. The Borrower agrees to pay to the Administrative Agent on the Closing Date an arrangement fee equal to 4.00% of the Commitment (the "Arrangement Fee").

         SECTION 2.10. PAYMENTS AND COMPUTATIONS.

         (a) The Borrower shall make each payment hereunder (including fees and expenses) not later than 11:00 A.M. (New York City time) on the day when due, in Dollars, to the Administrative Agent by wire transfer of immediately available funds to the Loan Account without set-off or counterclaim. The Administrative Agent will promptly thereafter cause to be distributed immediately available funds relating to the payment of principal or interest or fees to the Lenders, in accordance with the application of payments set forth in clauses (f) and (g) of this Section 2.10, as applicable; provided, however, that amounts payable pursuant to Section 2.11 or 2.12 shall be paid only to the affected Lender or Lenders. Payments received by the Administrative Agent after 11:00 A.M. (New York City time) shall be deemed to be received on the next succeeding Business Day.

         (b) All computations of interest and of fees shall be made by the Administrative Agent on the basis of a year of 365 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest and fees are payable. Each determination by the Administrative Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

         (c) If and to the extent any payment owed to the Administrative Agent or any Lender is not made when due, each Loan Party hereby authorizes the Administrative Agent and such Lender, subject to any notice period provided in the Orders, to setoff and charge any amount so due against any deposit account maintained by such Loan Party with the Administrative Agent or such Lender or against other amounts due from the Administrative Agent or such Lender, in each case whether or not the deposit therein or such other amount is then due.

         (d) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be.

         (e) Unless the Administrative Agent shall have received notice from the Borrower to the Lenders prior to the date on which any payment is due hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower shall not have made such payment in full to the Administrative Agent, each

Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon at the rate applicable to Loans, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent.

         (f) Subject to the provisions of clause (g) of this Section 2.10 (and except as otherwise provided in Section 2.7), all payments and any other amounts received by the Administrative Agent from or for the benefit of the Borrower or any other Loan Party shall be applied first, ratably to such Loans as the Borrower shall designate (or in the absence of such designation, to Revolving Loans) to pay principal of and interest on any portion of the Loans which the Administrative Agent may have advanced pursuant to the express provisions of this Agreement on behalf of any Lender, for which the Administrative Agent has not then been reimbursed by such Lender or the Borrower; second, to pay all other Obligations then due and payable; and third, as the Borrower so designates. Payments in respect of Revolving Loans and Term Loans received by the Administrative Agent shall be distributed to each Lender in accordance with such Lender's Ratable Portion, as applicable; and all payments of fees and all other payments in respect of any other Obligation shall be allocated among such of the Lenders as are entitled thereto, and, if to the Lenders, in proportion to their respective Ratable Portions.

         (g) After the occurrence and during the continuance of an Event of Default, the Borrower hereby irrevocably waives the right to direct the application of any and all payments in respect of the Obligations and any proceeds of Collateral, and agrees that the Administrative Agent may, and shall upon either (A) the written direction of the Requisite Lenders or (B) the acceleration of the Obligations pursuant to Section 9.2, apply all payments in respect of any Obligations and all funds on deposit in any Cash Collateral Account (including all proceeds arising from a Property Loss Event that are held in the Cash Collateral Account pending application of such proceeds as specified in a reinvestment notice) and all other proceeds of Collateral in the following order:

          (i) first, to pay interest on and then principal of any portion of the Loans which the Administrative Agent may have advanced on behalf of any Lender for which the Administrative Agent has not then been reimbursed by such Lender or the Borrower;

          (ii) second, to pay Obligations in respect of any expense reimbursements or indemnities then due the Administrative Agent;

          (iii) third, to pay Obligations in respect of any expense reimbursements or indemnities then due to the Lenders;

          (iv) fourth, to pay Obligations in respect of any fees then due to the Administrative Agent or the Lenders;

          (v) fifth, to pay interest then due and payable in respect of the Loans ratably to such Loans;

          (vi) sixth, to pay or prepay principal payments on the Loans ratably to the aggregate principal amount of such Loans; and

          (vii) seventh, to the ratable payment of all other Obligations;

provided, however, that if sufficient funds are not available to fund all payments to be made in respect of any of the Obligations described in any of the foregoing clauses first through seventh, the available funds being applied with respect to any such Obligation (unless otherwise specified in such clause) shall be allocated to the payment of such Obligations ratably, based on the proportion of the Administrative Agent's and each Lender's interest in the aggregate outstanding Obligations described in such clauses. The order of priority set forth in clauses first through seventh of this Section 2.10(g) may at any time and from time to time be changed by the agreement of the Requisite Lenders without necessity of notice to or consent of or approval by the Borrower, any Secured Party that is not a Lender, or any other Person. The order of priority set forth in clauses first through fifth of this Section 2.10(g) may be changed only with the prior written consent of the Administrative Agent in addition to the Requisite Lenders.

         (h) At the option of the Administrative Agent, interest, fees, expenses and other sums due and payable in respect of the Loans and Protective Advances may be paid from the proceeds of Term Loans or Revolving Loans. The Borrower hereby authorizes the Lenders to make Revolving Loans or Term Loans pursuant to
Section 2.2(a), from time to time in such Lender's discretion, which are in the amounts of any and all interest, fees, expenses and other sums payable in respect of the Loans, and further authorizes the Administrative Agent to give the Lenders notice of any Borrowing with respect to Loans and to distribute the proceeds of such Loans to pay such amounts. The Borrower agrees that all such Loans so made shall be deemed to have been requested by it (irrespective of the satisfaction of the conditions in Section 3.2, which conditions the Lenders irrevocably waive) and directs that all proceeds thereof shall be used to pay such amounts. The Borrower further agrees that any such Loans will constitute Obligations hereunder, even if the effect of making such Loans causes the principal outstanding amount of the Loans to exceed the Commitment.

         SECTION 2.11. CAPITAL ADEQUACY. If at any time any Lender determines that (a) the adoption of or any change in or in the interpretation of any law, treaty or governmental rule, regulation or order after the date of this Agreement regarding capital adequacy, (b) compliance with any such law, treaty, rule, regulation, or order, or (c) compliance with any guideline or request or directive from any central bank or other Governmental Authority (whether or not having the force of law) shall have the effect of reducing the rate of return on such Lender's (or any corporation controlling such Lender's) capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change, compliance or interpretation, then, upon demand from time to time by such Lender (with a copy of such demand to the Administrative Agent), the Borrower shall pay to the Administrative Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for such reduction. A certificate as to such amounts submitted to the Borrower and the Administrative Agent by such Lender shall be conclusive and binding for all purposes, absent manifest error.

         SECTION 2.12. TAXES.

         (a) Any and all payments by any Loan Party under each Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding (i) in the case of each Lender and the Administrative Agent (A) taxes measured by its net income, and franchise taxes imposed on it, by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender or the Administrative Agent (as the case may be) is organized and (B) any United States withholding taxes payable with respect to payments under the Loan Documents under laws (including any statute, treaty or regulation) in effect on the

Closing Date (or, in the case of an Assignee, the date of the Assignment and Acceptance) applicable to such Lender or the Administrative Agent, as the case may be, but not excluding any United States withholding payable as a result of any change in such laws occurring after the Closing Date (or the date of such Assignment and Acceptance) and (ii) in the case of each Lender, taxes measured by its net income, and franchise taxes imposed on it, as a result of a present or former connection between such Lender and the jurisdiction of the Governmental Authority imposing such tax or any taxing authority thereof or therein (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If any Taxes shall be required by law to be deducted from or in respect of any sum payable under any Loan Document to any Lender or the Administrative Agent (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.12) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the relevant Loan Party shall make such deductions,
(iii) the relevant Loan Party shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with applicable law and (iv) the relevant Loan Party shall deliver to the Administrative Agent evidence of such payment.

         (b) In addition, each Loan Party agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies of the United States or any political subdivision thereof or any applicable foreign jurisdiction, and all liabilities with respect thereto, which arise from any payment made under any Loan Document or from the execution, delivery or registration of, or otherwise with respect to, any Loan Document (collectively, "Other Taxes").

         (c) Each Loan Party will indemnify each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.12) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including for penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within thirty (30) days from the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor.

         (d) Within thirty (30) days after the date of any payment of Taxes or Other Taxes, the Borrower will furnish to the Administrative Agent, at its address referred to in Section 13.8, the original or a certified copy of a receipt evidencing payment thereof.

         (e) Without prejudice to the survival of any other agreement of the Loan Parties hereunder, the agreements and obligations of the Loan Parties contained in this Section 2.12 shall survive the payment in full of the Obligations.

         (f) Prior to the Closing Date in the case of each Non-U.S. Lender that is a signatory hereto, and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender in the case of each other Non-U.S. Lender and from time to time thereafter if requested by the Borrower or the Administrative Agent, each Non-U.S. Lender that is entitled at such time to an exemption from United States withholding tax, or that is subject to such tax at a reduced rate under an applicable tax treaty, shall provide the Administrative Agent and the Borrower with two completed copies of: (i) Form W-8ECI (claiming exemption from withholding because the income is effectively connected with a U.S. trade or business) (or any successor form); (ii) Form W-8BEN (claiming exemption from, or a reduction of, withholding tax under an income tax treaty) (or any successor form); (iii) in the case of a Non-U.S. Lender claiming exemption under Sections 871(h) or 881(c) of the Code, a Form W-8BEN (claiming exemption from withholding under the portfolio interest exemption) (or successor form); or (iv) or other applicable form, certificate or document prescribed by the IRS certifying as to such Non-U.S. Lender's entitlement to such exemption from United States withholding tax or reduced rate with respect to all payments to be made to such Non-U.S. Lender under the Loan Documents. Unless the Borrower and the Administrative Agent have received forms or other documents satisfactory to them indicating that payments under any Loan Document to or for a Non-U.S. Lender are not subject to United States withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, the Borrower or the Administrative Agent shall withhold taxes from such payments at the applicable statutory rate.

         (g) Any Lender claiming any additional amounts payable pursuant to this
Section 2.12 shall use its reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its applicable lending office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts which would be payable or may thereafter accrue and would not, in the sole determination of such Lender, be otherwise disadvantageous to such Lender.

                                  ARTICLE III

                               CONDITIONS TO LOANS

         SECTION 3.1. CONDITIONS PRECEDENT TO INITIAL LOANS. The obligation of each Lender to make the initial Loans requested to be made by it on the Closing Date is subject to the satisfaction of all of the following conditions precedent:

         (a) Bankruptcy Court Order. The Bankruptcy Court shall have entered the Interim Order, certified by the Clerk of the Bankruptcy Court as having been duly entered, and the Interim Order shall be in full force and effect and shall not have been vacated, reversed, modified, amended or stayed without the prior written consent of the Administrative Agent and the Requisite Lenders.

         (b) Certain Documents. The Administrative Agent shall have received on the Closing Date each of the following, each dated the Closing Date unless otherwise indicated or agreed to by the Administrative Agent, in form and substance satisfactory to the Administrative Agent and each Lender and each of their respective counsel, and in sufficient copies for each Lender:

          (i) this Agreement, duly executed and delivered by each of the Loan Parties and, for the account of each Lender requesting the same, a Revolving Credit Note or Revolving Credit Notes and Term Credit Note or Term Credit Notes of the Borrower conforming to the requirements set forth herein;

          (ii) copies of UCC search reports as of a recent date listing all effective financing statements that name any Loan Party as debtor, together with copies of such financing statements, none of which shall cover the Collateral (except for those Liens permitted pursuant to Section 8.2);

          (iii) (A) share certificates representing all certificated Stock being pledged pursuant to this Agreement and stock powers for such share certificates executed in blank, as the Administrative Agent may require;

                (B) instruments representing such of the Instruments pledged pursuant to this Agreement as shall be requested by the Administrative Agent, in each case duly endorsed in favor of the Administrative Agent or in blank;

          (iv) a favorable opinion of (A) Kirkland & Ellis, counsel to the Loan Parties, in substantially the form of Exhibit E-1, and (B) in-house counsel to the Loan Parties, in substantially the form of Exhibit E-2, in each case addressed to the Administrative Agent and the Lenders and addressing such other matters as any Lender through the Administrative Agent may reasonably request;

          (v) a copy of the articles or certificate of incorporation (or equivalent Constituent Document) of each Loan Party, certified as of a recent date by the Secretary of State of the state of incorporation or formation of such Loan Party, together with certificates of such official attesting to the good standing of each such Loan Party;

          (vi) a certificate of the Secretary or an Assistant Secretary of each Loan Party certifying (A) the names and true signatures of each officer of such Loan Party who has been authorized to execute and deliver any Loan Document or other document required hereunder to be executed and delivered by or on behalf of such Loan Party, (B) the by-laws (or equivalent Constituent Document) of such Loan Party as in effect on the date of such certification, (C) the resolutions of such Loan Party's Board of Directors (or equivalent governing body) approving and authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party and (D) that there have been no changes in the certificate of incorporation (or equivalent Constituent Document) of such Loan Party from the certificate of incorporation (or equivalent Constituent Document) delivered pursuant to the immediately preceding clause;

          (vii) a certificate of a Responsible Officer of the Borrower to the effect that the condition set forth in Section 3.2(b) has been satisfied;

          (viii) evidence satisfactory to the Administrative Agent that the insurance policies required by Section 7.5 are in full force and effect, together with endorsements naming the Administrative Agent, on behalf of the Secured Parties, as an additional insured and/or loss payee under all insurance policies to be maintained with respect to the properties of the Borrower and its Subsidiaries;

          (ix) evidence satisfactory to the Administrative Agent of the receipt of the consents, authorizations and approvals, and the making of the filings, listed on Schedule 4.2;

          (x) a copy of the Business Plan and the Financial Statements, all in form and substance satisfactory to the Administrative Agent and the Lenders;

          (xi) a letter from Worldspan addressed to the Administrative Agent, in form and substance satisfactory to the Administrative Agent in its sole and absolute discretion, (A) releasing that certain Lien created by PARS in favor of Worldspan in the

     Stock of Worldspan owned by PARS, including the Lien perfected by UCC-1 financing statement (x) number 086951 filed with the New York Secretary of State and (y) number 3031678 filed with the Missouri Secretary of State, and (ii) acknowledging there are no Liens outstanding against the partnership interest of Worldspan; and

          (xii) such other certificates, documents, agreements and information respecting the Borrower and its Subsidiaries as any Lender through the Administrative Agent may reasonably request.

         (c) Fee and Expenses Paid. There shall have been paid to the Administrative Agent, for the account of the Administrative Agent and the Lenders, as applicable, all fees and expenses (including reasonable fees and expenses of counsel) due and payable on or before the Closing Date.

         SECTION 3.2. CONDITIONS PRECEDENT TO EACH LOAN. The obligation of each Lender on any date (including the Closing Date) to make any Loan (including any Loan made on the Closing Date) is subject to the satisfaction of all of the following conditions precedent:

         (a) Request for Borrowing. With respect to any Loan, the Administrative Agent shall have received a duly executed Notice of Borrowing dated on or before such date and the Borrower must be current in the delivery of all Compliance Certificates and Borrowing Base Certificates required to be delivered hereunder.

         (b) Representations and Warranties; No Defaults. The following statements shall be true on the date of such Loan, both before and after giving effect thereto and applying the proceeds therefrom:

             (i) The representations and warranties set forth in Article IV and in the other Loan Documents shall be true and correct on and as of the Closing Date and shall be true and correct in all material respects on and as of any such date after the Closing Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date in which case, the representation and warranties were true and correct in all material respects as of such earlier date; and

             (ii) no Default or Event of Default has occurred and is continuing;

         (c) Availability. After giving effect to the Loans requested to be made on any such date and the use of proceeds thereof, (i) the aggregate Revolving Loans then outstanding shall not exceed the Maximum Credit at such time and (ii) the aggregate Term Loans then outstanding shall not exceed the aggregate Term Credit Commitments at such time.

         (d) No Legal Impediments. The making of the Loans on such date does not violate any Requirement of Law on the date of or immediately following such Loan and is not enjoined, temporarily, preliminarily or permanently.

         (e) Final Order. From and after the 21st day after the Closing Date, the Bankruptcy Court shall have entered the Final Order, certified by the Clerk of the Bankruptcy Court as having been duly entered, and the Final Order shall be in full force and effect and shall not have been vacated, reversed, modified, amended or stayed without the prior written consent of the Administrative Agent and the Requisite Lenders.

         (f) Asset Purchase Agreement. The Asset Purchase Agreement (i) shall not have been determined to be invalid or unenforceable and (ii) shall not have been terminated by Borrower or any of its Subsidiaries (irrespective of the reason therefor) or by American as a result of the operation of Section 12.3(b)(i) of the Asset Purchase Agreement and none of the Loan Parties or any other Subsidiaries shall have challenged the validity or enforceability thereof.

         (g) Additional Matters. The Administrative Agent shall have received such additional documents, information and materials as any Lender, through the Administrative Agent, may request.

Each submission by the Borrower to the Administrative Agent of a Notice of Borrowing and the acceptance by the Borrower of the proceeds of each Loan requested therein, shall be deemed to constitute a representation and warranty by the Borrower as to the matters specified in this Section 3.2 on the date of the making of such Loan.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         To induce the Lenders and the Administrative Agent to enter into this Agreement, the Borrower represents and warrants as to itself and as to its Subsidiaries, and each other Loan Party represents and warrants as to such Loan Party, to the Lenders and the Administrative Agent that, on and as of the Closing Date, after giving effect to the making of the Loans and other financial accommodations on the Closing Date and on and as of each date as required by
Section 3.2(b)(i):

         SECTION 4.1. CORPORATE EXISTENCE; COMPLIANCE WITH LAW. Each of the Borrower and its Subsidiaries (a) is duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable; (b) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where such qualification is necessary, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect; (c) has all requisite power and authority and the legal right to own, pledge, mortgage and operate its properties, to lease the property it operates under lease and to conduct its business as now or currently proposed to be conducted; (d) is in compliance with its Constituent Documents; (e) is in compliance with all applicable Requirements of Law, except where the failure to be in compliance would not in the aggregate have a Material Adverse Effect; and (f) has all necessary licenses, permits, consents or approvals from or by, has made all necessary filings with, and has given all necessary notices to, each Governmental Authority having jurisdiction, to the extent required for such ownership, operation and conduct, except for licenses, permits, consents, approvals or filings which can be obtained or made by the taking of ministerial action to secure the grant or transfer thereof or the failure to obtain or make could not in the aggregate have a Material Adverse Effect.

         SECTION 4.2. CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS.

         (a) The execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party and the consummation of the transactions contemplated thereby, including the obtaining of the Loans and the creation and perfection of the Liens on the Collateral as security therefor:

          (i) are, subject to the entry of the Orders, within such Loan Party's corporate, limited liability company, partnership or other powers;

          (ii) have been or, at the time of delivery thereof pursuant to Article III will have been, duly authorized by all necessary corporate action, including the consent of shareholders where required;

          (iii) subject to the entry of the Orders, do not and will not (A) contravene such Loan Party's or any of its Subsidiaries' respective Constituent Documents, (B) violate any other Requirement of Law applicable to such Loan Party (including Regulations T, U and X of the Federal Reserve Board), or any order or decree of any Governmental Authority or arbitrator applicable to such Loan Party, (C) conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any material Contractual Obligation of such Loan Party or any of its Subsidiaries, or (D) result in the creation or imposition of any Lien upon any of the property of such Loan Party or any of its Subsidiaries, other than those in favor of the Secured Parties pursuant to this Agreement, the other Loan Documents and the Orders; and

          (iv) do not require the consent of, authorization by, approval of, notice to, or filing or registration with, any Governmental Authority or any other Person, other than those listed on Schedule 4.2 and which have been or will be, prior to the Closing Date, obtained or made, copies of which have been or will be delivered to the Administrative Agent pursuant to Section 3.1, and each of which on the Closing Date will be in full force and effect.

         (b) This Agreement has been, and each of the other Loan Documents will have been upon delivery thereof pursuant to the terms of this Agreement, duly executed and delivered by each Loan Party thereto. Subject to the entry of the Orders, this Agreement is, and the other Loan Documents will be, when delivered hereunder, the legal, valid and binding obligation of each Loan Party thereto, enforceable against such Loan Party in accordance with its terms.

         SECTION 4.3. OWNERSHIP OF SUBSIDIARIES. Set forth on Schedule 4.3 hereto is a complete and accurate list showing, as of the Closing Date, all Subsidiaries of the Borrower and, as to each such Subsidiary, (i) the jurisdiction of its incorporation, (ii) the number of shares of each class of Stock authorized (if applicable), (iii) the number outstanding on the Closing Date and (iv) the number and percentage of the outstanding shares of each such class owned (directly or indirectly) by the Borrower or any other Subsidiary. No Stock of any Subsidiary of the Borrower is subject to any outstanding option, warrant, right of conversion or purchase or any similar right. All of the outstanding Stock of each Subsidiary of the Borrower owned (directly or indirectly) by the Borrower or any other Subsidiary has been validly issued, is fully paid and non-assessable and is owned by the Borrower or a Subsidiary of the Borrower, free and clear of all Liens (other than Liens set forth on Schedule 4.3, the Lien in favor of the Secured Parties created pursuant to this Agreement and the Orders). Neither the Borrower nor any such Subsidiary is a party to, or has knowledge of, any agreement restricting the transfer or hypothecation of any Stock of any such Subsidiary, other than as set forth on
Schedule 4.3 and the Loan Documents. Neither the Borrower nor any of its Subsidiaries owns or holds, directly or indirectly, any Stock of any Person other than such Subsidiaries and Investments permitted by Section 8.3.

         SECTION 4.4. FINANCIAL STATEMENTS.

         (a) The consolidated balance sheet of the Borrower and its Subsidiaries as of December 31, 1999, and the related consolidated statements of income, retained earnings and cash flows of the Borrower and its Subsidiaries for the fiscal year then ended, certified by KPMG LLP, and the consolidated balance sheets of the Borrower and its Subsidiaries as at September 30, 2000, and the related consolidated statements of income, retained earnings and cash flows of the Borrower and its Subsidiaries for the nine (9) months then ended, copies of which have been furnished to each Lender, fairly present, in all material respects, subject, in the case of said balance sheets as at September 30, 1999, and said statements of income , retained earnings and cash flows for the nine
(9) months then ended, to the absence of footnote disclosure and normal recurring year-end audit adjustments, the consolidated financial condition of the Borrower and its Subsidiaries as at such dates and the consolidated results of the operations of the Borrower and its Subsidiaries for the period ended on such dates, all in conformity with GAAP.

         (b) Neither the Borrower nor any of its Subsidiaries has any material obligation, contingent liability or liability for taxes, long-term Leases or Contracts or unusual forward or long-term commitment which is not reflected in the Financial Statements referred to in clause (a) above or in the notes thereto or permitted by this Agreement.

         SECTION 4.5. MATERIAL ADVERSE CHANGE. Other than the filing of the Cases and the events and circumstances precipitating such filing, since September 30, 1999, there has been no Material Adverse Change and there have been no events or developments that in the aggregate have had a Material Adverse Effect.

         SECTION 4.6. LITIGATION. Other than the Cases, there are no pending or, to the knowledge of the Borrower, threatened actions, investigations or proceedings affecting the Borrower or any of its Subsidiaries before any court, Governmental Authority or arbitrator other than those that in the aggregate have no reasonable risk of being determined adversely to the Borrower or the Borrower and its Subsidiaries taken as a whole, respectively and, if so determined, would not have a Material Adverse Effect. The performance of any action by any Loan Party required or contemplated by any of the Loan Documents is not restrained or enjoined (either temporarily, preliminarily or permanently). Schedule 4.6 lists all litigation pending against any Loan Party at the date hereof which, if adversely determined, would have a Material Adverse Effect.

         SECTION 4.7. FULL DISCLOSURE.

         (a) The written information prepared or furnished by or at the direction of any Loan Party in connection with this Agreement or the consummation of the financing taken as a whole, including the information contained in the Disclosure Document, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein or herein not misleading. All facts known to the Borrower which are material to an understanding of the financial condition, business, properties or prospects of the Borrower and its Subsidiaries taken as one enterprise have been disclosed to the Lenders.

         (b) The Disclosure Documents comply as to form in all material respects with all applicable requirements of all applicable state and Federal securities laws.

         SECTION 4.8. MARGIN REGULATIONS. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Federal Reserve Board), and no proceeds of any Borrowing will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock in contravention of Regulation T, U or X of the Federal Reserve Board.

         SECTION 4.9. NO BURDENSOME RESTRICTIONS; NO DEFAULTS.

         (a) Neither the Borrower nor any of its Subsidiaries (i) is a party to any Contractual Obligation the compliance with which would have a Material Adverse Effect or the performance of which by any thereof, either unconditionally or upon the happening of an event, would result in the creation of a Lien enforceable against such Person (other than a Lien permitted under Section 8.2) on the property or assets of any thereof or (ii) is subject to any charter or corporate restriction which would have a Material Adverse Effect.

         (b) Neither the Borrower nor any of its Subsidiaries is in default under or with respect to any Contractual Obligation owed by it and, to the knowledge of the Borrower, no other party is in default under or with respect to any Contractual Obligation owed to any Loan Party or to any Subsidiary of a Loan Party, other than, in either case, those defaults which occurred solely as a result of the filing of the Cases or which, in the aggregate would not have a Material Adverse Effect.

         (c) No Default or Event of Default has occurred and is continuing.

         (d) To the best knowledge of the Borrower, there is no Requirement of Law applicable to any Loan Party or their respective Subsidiaries the noncompliance with which by such Loan Party or Subsidiary would have a Material Adverse Effect.

         SECTION 4.10. INVESTMENT COMPANY ACT; PUBLIC UTILITY HOLDING COMPANY ACT. Neither the Borrower nor any of its Subsidiaries is (a) an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended or (b) a "holding company," or an "affiliate" or a "holding company" or a "subsidiary company" of a "holding company," as each such term is defined and used in the Public Utility Holding Act of 1935, as amended.

         SECTION 4.11. USE OF PROCEEDS. The proceeds of the Loans are being used by the Borrower solely as follows: (a) to fund post-petition operating expenses of the Loan Parties incurred in the ordinary course of business, (b) to pay certain other costs and expenses of administration of the Cases to be specified in writing to the Administrative Agent (including by notice of application for Orders), (c) for working capital, capital expenditures and other general corporate purposes of the Loan Parties not in contravention of any Requirement of Law or the Loan Documents and (d) as long as no Default or Event of Default has occurred and is continuing and the Borrower has complied or has caused its Subsidiaries to comply with Section 8.5(b), if applicable, to pay certain Permitted Prepetition Claim Payments. The Borrower shall use the entire amount of the proceeds of each Loan in accordance with this Section 4.11, provided, however, that nothing herein shall in any way prejudice or prevent the Administrative Agent or the Lenders from objecting, for any reason, to any requests, motions or applications made in the Bankruptcy Court, including any applications for interim or final allowances of compensation for services rendered or reimbursement of expenses incurred under Sections 105(a), 330 or 331 of the Bankruptcy Code, by any party in interest, and provided, further, that the Borrower shall not use the proceeds from any Loans (x) for any purpose that is prohibited under the Bankruptcy Code, or

(y) in connection with (i) the investigation (including discovery proceedings), initiation or prosecution of any claims, causes of action, adversary proceedings or other litigation against the Administrative Agent or the Lenders, including challenging the amount, validity, perfection, priority or enforceability of or asserting any defense, counterclaim or offset to, the Obligations or the security interests and Liens of the Secured Parties in respect thereof or (ii) the initiation or prosecution of any claims, causes of action, adversary proceedings or other litigation against American or its Affiliates, including challenging the validity or enforceability of the Asset Purchase Agreement.

         SECTION 4.12. SECURED, SUPER PRIORITY OBLIGATIONS.

         (a) On and after the Closing Date, the provisions of the Loan Documents and the Orders are effective to create in favor of the Administrative Agent, for the benefit of the Secured Parties, legal, valid and perfected Liens on and security interests (having the priority provided for herein and in the Orders) in all right, title and interest in the Collateral, enforceable against each Loan Party that owns an interest in such Collateral.

         (b) Pursuant to subsections 364(c)(2) and (3) of the Bankruptcy Code and the Orders, all amounts owing by the Borrower under this Agreement and the other Loan Documents and by the Guarantors in respect thereof will be secured by a first priority perfected Lien on the Priority Collateral and a perfected Lien on the Junior Collateral, subject only to (i) valid, perfected, nonavoidable and enforceable Liens existing as of the Petition Date in the case of the Junior Collateral and (ii) the Carve-Out in the case of the Junior Collateral and the Priority Collateral.

         (c) Pursuant to Section 364(c) of the Bankruptcy Code and the Orders, all obligations of the Borrower and the obligations of the Guarantors under the Guaranty in respect thereof at all times will constitute allowed super-priority administrative expense claims in the Cases having priority over all administrative expenses of the kind specified in Sections 503(b) or 507(b) of the Bankruptcy Code, subject only to the Carve-Out.

         (d) The Orders and the transactions contemplated hereby and thereby, are in full force and effect and have not been vacated, reversed, modified, amended or stayed without the prior written consent of the Administrative Agent.

         SECTION 4.13. DEPOSIT ACCOUNTS; CONTROL ACCOUNTS. The only deposit accounts, Securities Accounts or commodity accounts maintained by any Grantor on the date hereof are those listed on Schedule 4.13, which sets forth such information separately for each Grantor.

         SECTION 4.14. TITLE; NO OTHER LIENS. Except for the Lien granted to the Administrative Agent pursuant to this Agreement, (a) each Grantor is the record and beneficial owner of the Pledged Collateral pledged by it hereunder constituting Instruments or certificated securities and owns each other item of Collateral in which a Lien is granted by it hereunder and (b) all such Collateral is owned free and clear of any and all Liens other than Liens permitted under Section 8.2.

         SECTION 4.15. PLEDGED COLLATERAL.

         (a) The Pledged Stock pledged hereunder by each Grantor constitutes that percentage of the issued and outstanding equity of all classes of each issuer thereof as set forth on Schedule 4.15.

         (b) All of the Pledged Stock has been duly and validly issued and is fully paid and nonassessable.

         (c) Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).

         (d) All Pledged Stock of such Grantor as of the date hereof are listed on Schedule 4.15.

         (e) Other than with respect to the Stock set forth on Schedule 4.15, the Pledged Collateral consisting of certificated securities or Instruments has been delivered to the Administrative Agent to the extent requested by the Administrative Agent.

         (f) Other than with respect to the Stock set forth on Schedule 4.15, there is no Pledged Collateral other than that represented by certificated securities or Instruments in the possession of the Administrative Agent.

         (g) Other than with respect to the Stock set forth on Schedule 4.15, no Person has control over any Investment Property of such Grantor.

         SECTION 4.16. GUARANTORS. No Loan Party has any Subsidiary which owns or holds (by lease, beneficially or otherwise) any material assets other than those Subsidiaries which are Guarantors hereunder and those identified on
Schedule 4.16.

         SECTION 4.17. PASSIVE HOLDING COMPANY. Each of TWA Stock Holding and PARS, engages in no activities or business and has incurred no Indebtedness or Guaranty Obligations other than (a) with respect to TWA Stock Holding, the ownership of the Stock of PARS, and (b) with respect to PARS, the ownership of the Stock of Worldspan.

         SECTION 4.18. ASSET PURCHASE AGREEMENT REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties set forth in Article VI of the Asset Purchase Agreement is true and correct and is incorporated herein by reference with the same effect as if each such representation and warranty had been restated herein (without regard to any amendment, modification or waiver of the Asset Purchase Agreement and notwithstanding the termination thereof).

         SECTION 4.19. OPERATIONS. The Borrower is a "citizen of the United States" as defined in Section 101(16) of the Aviation Act. The Borrower is a duly certificated "air carrier" pursuant to Section 44750 of Title 49 of the United States Code. The Borrower is a duly certificated "air carrier" within the meaning of the Aviation Act authorized to transport passengers, property and mail in interstate, overseas and foreign air transportation and is certificated under Sections 401 and 604(b) of the Aviation Act. All such certificates or exemptions from the requirement to possess certificates or their foreign equivalents are in force and duly issued to Borrower, as the case may be, by the DOT, the FAA or its predecessor agency or the applicable equivalent foreign Governmental Authority, and all material licenses, permits, authorizations, certificates of compliance, certificates of public convenience and necessity and other certificates (including, without limitation, air carrier operating certificates and operations specifications issued by the FAA or any applicable equivalent foreign Governmental Authority pursuant to Part 121 of the Regulations of the FAA or equivalent foreign regulation), which are required by the DOT and the FAA or any equivalent foreign Governmental Authority and which are adequate for the conduct of the business of Borrower as now conducted and as proposed to be conducted . There are no license fees due and payable on Borrower's DOT or FAA licenses or their applicable foreign equivalents. Borrower is in compliance with all material requirements of the licenses, permits, authorizations and certificates issued to it by the DOT and the FAA or any applicable equivalent foreign Governmental Authority and none of the FAA, DOT or any applicable equivalent foreign agency is taking any action or, to the knowledge of Borrower, considering the taking of any action to revoke, suspend, modify or amend such licenses, permits, authorizations or certificates which is reasonably likely to have a Material Adverse Effect.

         SECTION 4.20. AIRCRAFT AND SPARE PARTS.

         (a) Schedule 4.20(a) sets forth a true and complete list of all Airframes which are owned or leased by the Borrower and its Subsidiaries as of the Closing Date (including descriptions of manufacturer, model, manufacturer's serial number and U.S. registration number and whether owned or leased by the relevant Grantor and whether subject to an existing mortgage or similar Lien).

         (b) Schedule 4.20(b) sets forth a true and complete list of all Engines which are owned or leased by the Borrower and its Subsidiaries as of the Closing Date (including descriptions of manufacturer, model, manufacturer's serial number and whether owned or leased by the relevant Grantor and whether subject to an existing mortgage or similar Lien). Each such Engine is capable of producing not less than 750 rated takeoff horsepower.

         (c) Schedule 4.20(c) sets forth a true and complete list of all designated locations at which Spare Parts and Ground Equipment are located which are owned and maintained by the Borrower and its Subsidiaries as of the Closing Date (including general descriptions of the Spare Parts and Ground Equipment owned by the Borrower and its Subsidiaries at each such location and whether such Spare Parts and Ground Equipment are subject to an existing mortgage or similar Lien).

                                   ARTICLE V

                               FINANCIAL COVENANTS

         As long as any of the Obligations or Commitments remain outstanding, unless the Requisite Lenders otherwise consent in writing, the Borrower agrees with the Lenders and the Administrative Agent that:

         SECTION 5.1. Minimum EBITDA. The Borrower will have, as of the last day of each fiscal month in each Fiscal Year set forth below, EBITDA for such fiscal month ending on such day of not less than the following:

        FISCAL MONTH ENDING                  MINIMUM EBITDA
        -------------------                  --------------

            January 2001                      $(64,000,000)

            February 2001                     $(39,600,000)

             March 2001                       $  9,900,000

             April 2001                       $ 12,400,000

              May 2001                        $  7,600,000



         SECTION 5.2. Capital Expenditures. The Borrower will not permit Capital Expenditures to be made or incurred during any fiscal month of any Fiscal Year in excess of the maximum amount set forth below for such fiscal month:

                                             MAXIMUM CAPITAL
          FISCAL MONTH ENDING                 EXPENDITURES
          -------------------                ---------------

             January 2001                      $ 2,700,000

            February 2001                      $ 2,700,000

              March 2001                       $ 2,800,000

              April 2001                       $ 8,800,000

               May 2001                        $13,500,000

In addition to the foregoing, Borrower may incur Capital Expenditures in an amount agreed by the Administrative Agent, in writing, in its sole and absolute discretion.

                                   ARTICLE VI

                               REPORTING COVENANTS

         As long as any of the Obligations or Commitments remain outstanding, unless the Requisite Lenders otherwise consent in writing, the Borrower agrees with the Lenders and the Administrative Agent that:

         SECTION 6.1. FINANCIAL STATEMENTS; ETC. The Borrower shall furnish to the Administrative Agent (with sufficient copies for each of the Lenders) the following:

         (a) Monthly Reports. Within twenty (20) days after the end of each fiscal month in each Fiscal Year, financial information regarding the Borrower and its Subsidiaries consisting of consolidated unaudited balance sheets as of the close of such month and the related statements of income and cash flow for such month and that portion of the current Fiscal Year ending as of the close of such month, setting forth in comparative form the figures for the corresponding period in the prior year and the figures contained in the Business Plan for the current Fiscal Year, in each case certified by a Responsible Officer of the Borrower as fairly presenting, in all material respects, the consolidated financial position of the Borrower and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in accordance with GAAP (subject to the absence of footnote disclosure and normal year-end audit adjustments).

         (b) Quarterly Reports. Within forty-five (45) days after the end of each Fiscal Quarter of each Fiscal Year, financial information regarding the Borrower and its Subsidiaries consisting of consolidated unaudited balance sheets as of the close of such quarter and the related statements of income and cash flow for such quarter and that portion of the Fiscal Year ending as of the close of such quarter, setting forth in comparative form the figures for the corresponding period in the prior year and the figures contained in the Business Plan for the current Fiscal Year, in each case certified by a Responsible Officer of the Borrower as fairly presenting, in all material respects, the consolidated financial position of the Borrower and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in accordance with GAAP (subject to the absence of footnote disclosure and normal year-end audit adjustments).

         (c) Annual Reports. Within ninety (90) days after the end of each Fiscal Year, financial information regarding the Borrower and its Subsidiaries consisting of consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such year and related statements of income and cash flows of the Borrower and its Subsidiaries for such Fiscal Year, all prepared in conformity with GAAP and certified, in the case of such consolidated financial statements, without qualification as to the scope of the audit by independent public accountants acceptable to the Administrative Agent, together with the report of such accounting firm stating that (i) such financial statements fairly present, in all material respects, the consolidated financial position of the Borrower and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except for changes with which such independent certified public accountants shall concur and which shall have been disclosed in the notes to the financial statements) and (ii) the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards, and accompanied by a certificate stating that in the course of the regular audit of the business of the Borrower and its Subsidiaries such accounting firm has obtained no knowledge that a Default or Event of Default has occurred and is continuing, or, if in the opinion of such accounting firm, a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof.

         (d) Compliance Certificate. Together with each delivery of any financial statement pursuant to clauses (a), (b) and (c) of this Section 6.1, a certificate of a Responsible Officer of the Borrower (each, a "Compliance Certificate") (i) showing in reasonable detail the calculations used in demonstrating compliance with each of the financial covenants contained in
Article V which is tested on a monthly basis and (ii) stating that no Default or Event of Default has occurred and is continuing or, if a Default or an Event of Default has occurred and is continuing, stating the nature thereof and the action which the Borrower proposes to take with respect thereto.

         (e) Management Letters, Etc. Within five (5) Business Days after receipt thereof by the Borrower or its Subsidiaries, copies of each management letter, exception report or similar letter or report received by such Person from its independent certified public accountants;

         (f) Intercompany Loan Balances. Together with each delivery of any financial statement pursuant to clause (a) of this Section 6.1, a summary of the outstanding balance of all intercompany Indebtedness as of the last day of the fiscal month covered by such financial statement, certified by a Responsible Officer.

         SECTION 6.2. DEFAULT NOTICES. As soon as practicable, and in any event three (3) Business Days after a Responsible Officer of any Loan Party has actual knowledge of the existence of any Default, Event of Default or any other event which has had a Material Adverse Effect or which has any reasonable likelihood of causing or resulting in a Material Adverse Change, the Borrower shall give the Administrative Agent notice specifying the nature of such Default or Event of Default or other event, including the anticipated effect thereof, which notice, if given by telephone, shall be promptly confirmed in writing on the next Business Day.

         SECTION 6.3. LITIGATION. Promptly after The commencement thereof, the Borrower shall give the Administrative Agent written notice of the commencement of all actions, suits and proceedings before any domestic or foreign Governmental Authority or arbitrator, affecting the Borrower or any of its Subsidiaries, which (i) seeks injunctive or similar relief, (ii) in the reasonable judgment of the Borrower, exposes the Borrower or such Subsidiary to liability not covered by insurance or (iii) is in an amount aggregating $1,000,000 or more or which, if adversely determined, would have a Material Adverse Effect.

         SECTION 6.4. ASSET SALES. Prior to any Asset Sale anticipated to generate in excess of $50,000 (or its Dollar equivalent) in Net Cash Proceeds, the Borrower shall send the Administrative Agent a notice (a) describing such Asset Sale or the nature and material terms and conditions (including any payments to any Person other than the Lenders) of such transaction and (b) stating the estimated Net Cash Proceeds anticipated to be received by the Borrower or any of its Subsidiaries.

         SECTION 6.5. OPERATIONS-RELATED NOTICES.

         (a) Within three (3) Business Days after Borrower or any of its Subsidiaries shall (i) have determined not to use or otherwise protect any Route (other than a Dormant Route) or Slot held by it in accordance with Title 14 or any applicable foreign or domestic law or regulation, Borrower will notify the Administrative Agent of such determination, which notice shall identify such Slot or Route, the holder and operator thereof and the extent of use of such Slot or Route during the two calendar months preceding such notice, or (ii) propose to make a change in the frequency of its flights.

         (b) In the event of the proposal by a Governmental Authority or the imposition of any law, rule, proceeding or regulation with respect to Routes or Slots, which law, rule or regulation is intended to or will directly (i) alter or modify in any respect the ability of the Lenders to acquire, hold, sell or otherwise transfer the right to hold or use any of the Slots or to cause the sale or transfer of the Routes or (ii) in any other respect, materially adversely affect the interest of the Lenders, Borrower will, in each case, within three (3) days of the notice of any proceeding requiring an answer within ten (10) days or less or within seven (7) days of any other event, give notice to the Administrative Agent of such proposal or imposition.

         (c) Each Grantor shall notify the Administrative Agent upon the earlier to occur of (i) fifteen (15) days prior to the date such Grantor or its Subsidiaries acquire any Spare Parts with a Fair Market Value equal to or greater than $1,000,000, Airframes or Engines or (ii) execution of a term sheet or letter of intent with respect thereto.

         SECTION 6.6. SEC FILINGS; PRESS RELEASES. Promptly after the sending or filing thereof, the Borrower shall send the Administrative Agent copies of (a) all reports which the Borrower sends to its security holders generally, (b) all reports and registration statements which the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission or any national securities exchange, (c) all press releases and (d) all other statements concerning material changes or developments in the business of the Borrower and its Subsidiaries made available by any such Person to the public.

         SECTION 6.7. LABOR RELATIONS. Promptly after becoming aware of the same, the Borrower shall give the Administrative Agent written notice of (a) any material labor dispute to which the Borrower of any of its Subsidiaries is or may become a party, including any strikes, lockouts or other disputes relating to any of such Person's plants and other facilities, and (b) any Worker Adjustment and Retraining Notification Act or related liability incurred with respect to the closing of any plant or other facility of any of such Person.

         SECTION 6.8. TAX RETURNS. Upon the request of any Lender, through the Administrative Agent, the Borrower will provide copies of all federal, state, local and foreign tax returns and reports filed by the Borrower or any of its Subsidiaries in respect of taxes measured by income (excluding sales, use and like taxes).

         SECTION 6.9. INSURANCE. Upon the request of the Administrative Agent, the Borrower will furnish the Administrative Agent (in sufficient copies for each of the Lenders) with (a) a report in form and substance satisfactory to the Administrative Agent and the Lenders outlining all material insurance coverage maintained as of the date of such report by the Borrower and its Subsidiaries and the duration of such coverage and (b) an insurance broker's statement that all premiums then due and payable with respect to such coverage have been paid.

         SECTION 6.10. ERISA MATTERS. The Borrower shall furnish to the Administrative Agent (with sufficient copies for each of the Lenders):

         (a) promptly and in any event within thirty (30) days after the Borrower, any of its Subsidiaries or any ERISA Affiliate knows or has reason to know that any ERISA Event has occurred, notice of such occurrence;

         (b) promptly and in any event within ten (10) days after the Borrower, any of its Subsidiaries or any ERISA Affiliate knows or has reason to know that a request for a minimum funding waiver under Section 412 of the Code has been filed with respect to any Title IV Plan or Multiemployer Plan, a written statement of a Responsible Officer of the Borrower describing such ERISA Event or waiver request and the action, if any, which the Borrower, its Subsidiaries and ERISA Affiliates propose to take with respect thereto and a copy of any notice filed with the PBGC or the IRS pertaining thereto; and

         (c) simultaneously with the date that the Borrower, any of its Subsidiaries or any ERISA Affiliate files a notice of intent to terminate any Title IV Plan, if such termination would require material additional contributions in order to be considered a standard termination within the meaning of Section 4041(b) of ERISA, a copy of each notice.

         SECTION 6.11. ENVIRONMENTAL MATTERS. The Borrower shall provide the Administrative Agent promptly and in any event within ten (10) days of the Borrower or any Subsidiary learning of any of the following, written notice of any of the following:

         (a) the Borrower or any of its Subsidiaries is or may be liable to any Person as a result of a Release or threatened Release which could reasonably be expected to subject such Person to Environmental Liabilities and Costs of $100,000 or more;

         (b) the receipt by the Borrower or any of its Subsidiaries of notification that any real or personal property of such Person is or is reasonably likely to be subject to any Environmental Lien;

         (c) the receipt by the Borrower or any of its Subsidiaries of any notice of violation of or potential liability under, or knowledge by such Person that there exists a condition which could reasonably be expected to result in a violation of or liability under any Environmental Law, except for violations and liabilities the consequence of which in the aggregate would have no reasonable likelihood of subjecting the Loan Parties collectively to Environmental Liabilities and Costs of $100,000 or more;

         (d) the commencement of any judicial or administrative proceeding or investigation alleging a violation of or liability under any Environmental Law, which in the aggregate, if adversely determined, would have a reasonable likelihood of subjecting the Loan Parties collectively to Environmental Liabilities and Costs of $100,000 or more;

         (e) any proposed action by the Borrower or any of its Subsidiaries or any proposed change in Environmental Laws which in the aggregate have a reasonable likelihood of requiring the Loan Parties to obtain additional environmental, health or safety Permits or make additional capital improvements to obtain compliance with Environmental Laws that in the aggregate would cost $100,000 or more or subject the Loan Parties to additional Environmental Liabilities and Costs of $100,000 or more; and

         (f) upon written request by any Lender through the Administrative Agent, a report providing an update of the status of any environmental, health or safety compliance, hazard or liability issue identified in any notice or report delivered pursuant to this Agreement.

         SECTION 6.12. BORROWING BASE DETERMINATION.

         (a) On each Business Day, the Borrower shall deliver to the Administrative Agent a properly completed and executed Borrowing Base Certificate to be in form and substance satisfactory to the Administrative Agent in its sole discretion with such supporting documentation as the Administrative Agent shall request.

         (b) On the fourteenth (14th) day of each calendar month (or if such day is not a Business Day, the next succeeding Business Day) a Monthly Receivables Report setting forth, among other things (i) for each day in the prior month for which a Borrowing Base Certificate was produced by the Borrower, the aggregate information from such Borrowing Base Certificates, (ii) the Delinquency Percentage as of the last day of the prior month, (iii) the Loss Estimate Percentage as of the last day of the prior month, (iv) the Travel Agency Cash Refund Commission Percentage as of the last day of the prior month, (v) the Travel Agency Cash Refund Percentage as of the last day of the prior month and
(vi) such other information as may be required. Such certificate shall also include a certification that (i) the information contained therein is true and correct in all material respects, (ii) the representations and warranties set forth in Article IV and in the other Loan Documents shall be true and correct on and as of the date thereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case the representation and warranties were true and correct in all material respects as of such earlier date and (iii) no Default or Event of Default has occurred and is continuing.

         (c) The Borrower shall conduct, or shall cause to be conducted, at its sole cost and expense, and upon request of the Administrative Agent, and present to the Administrative Agent for approval, such appraisals, investigations and reviews as the Administrative Agent shall request for the purpose of determining the Borrowing Base, all upon notice and at such times and as often as may be requested. The Borrower shall furnish to the Administrative Agent any information which the Administrative Agent may request regarding the determination and calculation of the Borrowing Base including correct and complete copies of any invoices, underlying agreements, instruments or other documents and the identity of all Account Debtors in respect of Accounts referred to therein.

         (d) The Borrower shall promptly notify the Administrative Agent in writing in the event that at any time the Borrower receives or otherwise gains knowledge that (i) the Borrowing Base is less than ninety-five percent (95%) of the Borrowing Base reflected in the most recent Borrowing Base Certificate delivered pursuant to Section 6.12(a) or that (ii) the aggregate outstanding Revolving Loans exceed the Borrowing Base as a result of a decrease therein, and the amount of such excess.

         (e) The Administrative Agent may, at the Borrower's sole cost and expense, make test verifications of the Accounts in any manner and through any medium that the Administrative Agent considers advisable, and the Borrower shall furnish all such assistance and information as the Administrative Agent may require in connection therewith.

         SECTION 6.13. BANKRUPTCY COURT. The Loan Parties will use their best efforts to obtain the approval of the Bankruptcy Court of this Agreement and the other Loan Documents and deliver to the Administrative Agent and the Administrative Agent's counsel all pleadings, motions and other documents filed on behalf of all of the Loan Parties with the Bankruptcy Court.

         SECTION 6.14. DAILY BUSINESS PLAN. The Borrower shall deliver to the Administrative Agent (i) daily, an update to the daily cash flow forecast attached as Exhibit G-2 to reflect the prior days' actual cash flows and (ii) on or before the last day of each fiscal month, an update of the three-month forecast attached as Exhibit G-1. The Borrower shall notify the Administrative Agent in writing of any material deviation in the results of operations from those contained in the Business Plan from the preceding month.

         SECTION 6.15. OTHER INFORMATION. The Borrower will provide the Administrative Agent or any Lender with such other information respecting the business, properties, condition, financial or otherwise, or operations of the Borrower or any of its Subsidiaries as any Lender through the Administrative Agent may from time to time request.

                                  ARTICLE VII

                              AFFIRMATIVE COVENANTS

         As long as any of the Obligations or Commitments remain outstanding, unless the Requisite Lenders otherwise consent in writing, each Loan Party agrees with the Lenders and the Administrative Agent that:

         SECTION 7.1. PRESERVATION OF CORPORATE EXISTENCE, ETC. (a) Such Loan Party shall, and shall cause each of its Subsidiaries to, preserve and maintain its existence, rights (charter and statutory) and franchises, (b) the Borrower shall continue to be an air carrier certified under Section 604(b) of the FAA, and (c) the Borrower shall continue to be a "citizen of the United States" as defined in Section 101(16) of the FAA.

         SECTION 7.2. COMPLIANCE WITH LAWS, ETC. Such Loan Party shall, and shall cause each of its Subsidiaries to, comply with all applicable Requirements of Law, Contractual Obligations and Permits, except where the failure so to comply would not in the aggregate have a Material Adverse Effect.

         SECTION 7.3. CONDUCT OF BUSINESS. Such Loan Party shall, and shall cause each of its Subsidiaries to, (a) conduct its business in the ordinary course and (b) use its reasonable efforts, in the ordinary course and consistent with past practice, to preserve its business and the goodwill and business of the customers, advertisers, suppliers and others having business relations with such Loan Party or any of its Subsidiaries.

         SECTION 7.4. PAYMENT OF TAXES, ETC. Such Loan Party shall, and shall cause each of its Subsidiaries to, pay and discharge before the same shall become delinquent, all lawful governmental claims, taxes, assessments, charges and levies arising after the Petition Date, except where contested in good faith, by proper proceedings and adequate reserves therefor have been established on the books of such Loan Party or the appropriate Subsidiary in conformity with GAAP.

         SECTION 7.5. MAINTENANCE OF INSURANCE. Such Loan Party shall (i) maintain, and cause to be maintained for each of its Subsidiaries, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which such Loan Party or such Subsidiary operates, and such other insurance as may be reasonably requested by the Requisite Lenders, and, in any event, all insurance required by any Loan Document and (ii) cause all such insurance to name the Administrative Agent on behalf of the Secured Parties as additional insured or loss payee, as appropriate, and to provide that no cancellation, material addition in amount or material change in coverage shall be effective until after thirty (30) days' written notice thereof to the Administrative Agent. Notwithstanding the foregoing, the Loan Parties shall, and shall cause each of their Subsidiaries to, carry the following types of insurance:

         (a) Aircraft Liability Insurance. The Loan Parties will carry, or cause to be carried, at no expense to the Administrative Agent, aircraft liability insurance (including, but not limited to, bodily injury, personal injury and property damage liability, exclusive of manufacturer's product liability insurance) and contractual liability insurance with respect to the Aircraft in amounts and of the type usually carried by, and covering risks of the kind customarily insured against by, corporations engaged in the same or similar business, similarly situated with the Loan Parties and owning or operating similar aircraft and engines and that is maintained in effect with insurers of recognized responsibility. Any policies of insurance carried in accordance with this Section 7.5 and any policies taken out in substitution or replacement for any of such policies shall name the Administrative Agent (in its individual capacity and as Administrative Agent) as additional insureds.

         (b) Insurance Against Loss or Damage to Aircraft. The Loan Parties shall maintain, or cause to be maintained, in effect with insurers of recognized responsibility, at no expense to the Administrative Agent or any Secured Party, all-risk aircraft hull insurance covering each Aircraft and all-risk coverage with respect to any Engines or Spare Parts while removed from an Aircraft (including, without limitation, war risk insurance if and to the extent the same is maintained by American with respect to aircraft owned or operated by it on the same routes) that is of the type and in substantially the amount usually carried by corporations engaged in the same or similar business and similarly situated with Loan Parties. Any policies carried in accordance with this Section 7.5 and any policies taken out in substitution or replacement for any such policies shall provide that any insurance proceeds shall be paid to the Administrative Agent as long as the Agreement shall not have terminated.

         SECTION 7.6. ACCESS. Such Loan Party shall from time to time (and provided no Event of Default then exists, upon one Business Day's advance notice during normal business hours) permit the Administrative Agent and the Lenders, or any agents or representatives thereof, at such Lender's request to (a) examine and make copies of and abstracts from the records and books of account of such Loan Party and each of its Subsidiaries, (b) visit the properties of such Loan Party and each of its Subsidiaries, (c) discuss the affairs, finances and accounts of such Loan Party and each of its Subsidiaries with any of their respective officers or directors and (d) communicate directly and discuss the affairs, finances and accounts of such Loan Party and each of its Subsidiaries with any other party in interest to the Cases, as lessor under any Contract or Lease to which any Loan Party or its Subsidiaries is a party, any creditor of any Loan Party or its Subsidiaries, the Committee or otherwise. Such Loan Party hereby authorizes its independent certified public accountants to disclose to the Administrative Agent or any Lender any and all financial statements and other information of any kind, as the Administrative Agent or any Lender requests from the Borrower or such Loan Party and which such accountants may have with respect to the business, financial condition, results of operations or other affairs of such Loan Party or any of its Subsidiaries.

         SECTION 7.7. KEEPING OF BOOKS. Such Loan Party shall, and shall cause each of its Subsidiaries to, keep proper books of record and account, in which full and correct entries shall be made in conformity with GAAP of all financial transactions and the assets and business of such Loan Party and each such Subsidiary.

         SECTION 7.8. MAINTENANCE OF PROPERTIES, ETC. Except as otherwise required by the Bankruptcy Code, such Loan Party shall, and shall cause each of its Subsidiaries to, maintain and preserve (a) all of its properties which are necessary in the conduct of its business in good working order and condition,
(b) all rights, permits, licenses, approvals and privileges (including all Permits) which are used or necessary in the conduct of its business and (c) all Intellectual Property with respect to its business, which is used or necessary in the conduct of its business.

         SECTION 7.9. APPLICATION OF PROCEEDS. The Borrower shall use the entire amount of the proceeds of the Loans as provided in Section 4.11.

         SECTION 7.10. ENVIRONMENTAL. Except as otherwise required by the Bankruptcy Code or by a Final Order of the Bankruptcy Court, such Loan Party shall, and shall cause each of its Subsidiaries to, comply in all material respects with Environmental Laws and, without limiting the foregoing, such Loan Party shall, at its sole cost and expense, upon receipt of any notification or otherwise obtaining knowledge of any Release or other event that has any reasonable likelihood of such Loan Party and its Subsidiaries incurring Environmental Liabilities and Costs in excess of $100,000, (a) conduct, or pay for consultants to conduct, tests or assessments of environmental conditions at such operations or properties, including the investigation and testing of subsurface conditions and (b) take such Remedial Action, investigational or other action as required by Environmental Laws or as any Governmental Authority requires or as is appropriate and consistent with good business practice to address the Release or event.

         SECTION 7.11. RECEIVABLES FACILITY. Upon the occurrence of the AR Termination Date, the Borrower shall (a) cause Constellation, to (i) collect any and all proceeds of the Receivables it may receive, (ii) hold, and not distribute to any Person other than the Borrower any such proceeds, (iii) immediately (and in any event within two (2) Business Days) dividend all such proceeds to the Borrower and (iv) immediately (and in any event within five (5) Business Days dividend the Receivables to Borrower, (b) as soon as possible (but in any event not later than thirty (30) days) following the occurrence of the AR Termination Date, cause the Limited Liability Company Agreement of Constellation, dated as of December 22, 1997, to be amended to delete Sections
10.1 through and including 10.6 (concerning transfers of Membership interests) thereof and (c) as soon as possible (but in any event not later than three (3) days following the occurrence of the AR Termination Date), cause the proceeds of all Receivables to be paid into a lockbox account in the name of the Borrower.

         SECTION 7.12. SLOTS AND ROUTES. Unless otherwise agreed in writing by the Administrative Agent:

         (a) The Borrower will, and will cause each of its Subsidiaries to, take all actions necessary or, in the judgment of the Administrative Agent, advisable in order to maintain the right, if any, to operate their respective Slots, Routes and Gates, with the corresponding frequencies as in effect on the date hereof;

         (b) The Borrower will comply or cause the compliance in all respects with all of the terms, conditions and regulations set forth in Title 14, including, without limitation, the usage and reporting requirements set forth in
Section 93.227 thereof, and any equivalent foreign regulation, with respect to the Slots; and

         (c) The Borrower will not permit any Slot to be designated for or limited to the provision of any type of airline passenger service, unless such Slot was so designated or restricted as of the date hereof.

         SECTION 7.13. SECTION 1110 ELECTIONS. Unless otherwise agreed by the Administrative Agent, in writing, in its sole and absolute discretion, the Borrower will, and will cause each of its Subsidiaries to, take all actions necessary or, in the judgment of the Administrative Agent, advisable under
Section 1110 of the Bankruptcy Code in order to maintain possession of their "equipment" as such term is defined under Section 1110(a)(2) of the Bankruptcy Code.

         SECTION 7.14. SCHEDULES. Borrower shall, within twenty-one days (21) following the Closing Date, deliver to the Administrative Agent, such supplements and updates to the schedules attached to this Agreement as shall be acceptable to the Administrative Agent in its discretion, setting forth the information required therein not reasonably available on the Petition Date.

                                  ARTICLE VIII

                               NEGATIVE COVENANTS

         As long as any of the Obligations or Commitments remain outstanding, unless the Requisite Lenders otherwise consent in writing, each Loan Party agrees with the Lenders and the Administrative Agent that:

         SECTION 8.1. INDEBTEDNESS AND GUARANTY OBLIGATIONS. Such Loan Party will not, and will not permit any of its Subsidiaries to, directly or indirectly create, incur, assume or otherwise become or remain directly or indirectly liable with respect to any Indebtedness or Guaranty Obligations, except:

         (a) the Obligations;

         (b) Indebtedness existing prior to the Petition Date;

         (c) Guaranty Obligations incurred by the Borrower or any Guarantor in respect of Indebtedness of the Borrower or any Guarantor otherwise permitted by this Section 8.1;

         (d) Indebtedness arising from intercompany loans from (i) the Borrower to any Guarantor or from any Guarantor to the Borrower or any other Guarantor and (ii) a Subsidiary that is not a Guarantor to the Borrower or a Guarantor provided that such Subsidiary subordinates such intercompany loan to the prior payment in full of the Obligations on terms acceptable to the Administrative Agent in its sole and absolute discretion;

         (e) Indebtedness arising under any performance or surety bond entered into in the ordinary course of business; and

         (f) Capital Lease Obligations in compliance with Section 5.2.

         SECTION 8.2. LIENS, ETC. Such Loan Party will not, and will not permit any of its Subsidiaries to, create or suffer to exist, any Lien upon or with respect to any of its properties or assets, whether now owned or hereafter acquired, or assign, or permit any of its Subsidiaries to assign, any right to receive income, except for:

         (a) Liens created pursuant to the Loan Documents;

         (b) Liens existing prior to the Petition Date;

         (c) Customary Permitted Liens of the Borrower and its Subsidiaries;

         (d) Liens in favor of lessors securing operating leases permitted hereunder; and

         (e) Liens in respect of Capital Lease Obligations permitted under
Section 8.1.

         SECTION 8.3. INVESTMENTS. Such Loan Party will not, and will not permit any of its Subsidiaries to, directly or indirectly make or maintain any Investment except:

         (a) Investments existing prior to the Petition Date;

         (b) Cash and Cash Equivalents not to exceed an aggregate amount for the Borrower and its Subsidiaries in excess of $60,000,000 for the first ten (10) days following the Petition Date and, thereafter, $60,000,000 for more than five
(5) consecutive days, at which time the Borrower shall make a prepayment of the Loan as provided in Section 2.7(b);

         (c) Accounts, Contract Rights and Chattel Paper, notes receivable and similar items arising in the ordinary course of business consistent with the past practice of such Loan Party and its Subsidiaries;

         (d) Investments received in settlement of amounts due to such Loan Party or any Subsidiary of such Loan Party effected in the ordinary course of business; and

         (e) Investments by (i) the Borrower in any Guarantor (except a Guarantor which is the owner of any Junior Collateral), or by any Guarantor in the Borrower or any other Guarantor (except a Guarantor which is the owner of any Junior Collateral), or (ii) a Subsidiary that is not a Guarantor in the Borrower or a Guarantor.

         SECTION 8.4. SALE OF ASSETS. Such Loan Party will not, and will not permit any of its Subsidiaries to, sell, convey, transfer, assign, lease or otherwise dispose of, any of its assets or any interest therein (including the sale or factoring at maturity or collection of any accounts or the sale of any Accounts to Constellation but excluding sales of inventory and services in the ordinary course of business) to any Person, or permit or suffer any other Person to acquire any interest in any of its assets or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's Stock or Stock Equivalent (any such disposition being an "Asset Sale"), except:

         (a) the sale or disposition of equipment which have become obsolete or are replaced in the ordinary course of business, provided, however, that unless otherwise agreed in writing by the Administrative Agent in its sole and absolute discretion, the aggregate Fair Market Value of all such equipment disposed of in any fiscal month of any Fiscal Year shall not exceed $50,000; and

         (b) transfers resulting from a Property Loss Event so long as the Proceeds are applied in the manner specified in Section 2.7(a);

provided further, that the foregoing limitations are not intended to prevent such Loan Party from rejecting unexpired leases or executory contracts pursuant to Section 365 of the Bankruptcy Code in connection with the Cases.

         SECTION 8.5. RESTRICTED PAYMENTS; PERMITTED PREPETITION CLAIM PAYMENT.

         (a) Such Loan Party will not, and will not permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Payment except Restricted Payments in respect of Permitted Prepetition Claim Payments in respect of which such Loan Party has complied with Section 8.5(b); and

         (b) Such Loan Party will not, and will not permit any of its Subsidiaries to, directly or indirectly, make any payments to vendors or suppliers on account of any pre-petition Claim without the prior written consent of the Required Lenders.

         SECTION 8.6. RESTRICTION ON FUNDAMENTAL CHANGES. Such Loan Party will not, and will not permit any of its Subsidiaries to, (a) merge with any Person,
(b) consolidate with any Person, (c) acquire all or substantially all of the Stock or Stock Equivalents of any Person, (d) acquire all or substantially all of the assets of any Person or all or substantially all of the assets constituting the business of a division, branch or other unit operation of any Person, (e) enter into any joint venture or partnership with any Person or (f) acquire or create any Subsidiary.

         SECTION 8.7. CHANGE IN NATURE OF BUSINESS. Such Loan Party will not, and will not permit any of its Subsidiaries to, (a) make any adverse change in the nature or conduct of its business as carried on at the date hereof, (b) take any action or fail to take any lawful action that could reasonably be expected to result in the loss of any Routes, Slots or Gates held by such Loan Party or its Subsidiaries or (c) make any change in the frequencies of its flights as in effect on the date hereof.

         SECTION 8.8. TRANSACTIONS WITH AFFILIATES. Such Loan Party will not, and will not permit any of its Subsidiaries to, except as otherwise expressly permitted herein, do any of the following: (a) make any Investment in an Affiliate of the Borrower which is not a Guarantor; (b) sell, convey, assign, transfer, lease or otherwise dispose of any asset to any Affiliate of the Borrower which is not a Guarantor; (c) merge into or consolidate with or purchase or acquire assets from any Affiliate of the Borrower which is not a Guarantor; (d) repay any Indebtedness to any Affiliate of the Borrower which is not a Guarantor; or (e) enter into any other transaction directly or indirectly with or for the benefit of any Affiliate of the Borrower which is not a Guarantor (including guaranties and assumptions of obligations of any such Affiliate), except for (i) transactions in the ordinary course of business on a basis no less favorable to the Borrower or such Guarantor as would be obtained in a comparable arm's length transaction with a Person not an Affiliate, (ii) salaries and other employee compensation to officers or directors of the Borrower or any of its Subsidiaries in compliance with Section 8.19, (iii) transactions with Worldspan in the ordinary course of business consistent with past practice and (iv) transactions with Arinc in the ordinary course of business consistent with past practice.

         SECTION 8.9. RESTRICTIONS ON SUBSIDIARY DISTRIBUTIONS; NO NEW NEGATIVE PLEDGE. Other than as a result of the commencement of the Cases pursuant to the Loan Documents and any agreements governing any purchase money Indebtedness or Capital Lease Obligations permitted by Section 8.1(b) (in which latter case, any prohibition or limitation shall only be effective against the assets financed thereby), such Loan Party will not, and will not permit any of its Subsidiaries to, (a) agree to enter into or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of such Subsidiary to pay dividends or make any other distribution or transfer of funds or assets or make loans or advances to or other Investments in, or pay any Indebtedness owed to, the Borrower or any other Subsidiary of the Borrower or
(b) enter into or suffer to exist or become effective any agreement which prohibits or limits the ability of the Borrower or any Subsidiary of the Borrower to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, including any agreement which requires other Indebtedness or material Contractual Obligation to be equally and ratably secured with the Obligations.

         SECTION 8.10. MODIFICATION OF CONSTITUENT DOCUMENTS. Such Loan Party will not, and will not permit any of its Subsidiaries to, change its capital structure (including in the terms of its outstanding Stock) or otherwise amend its Constituent Documents, except for changes and amendments or except as specifically required pursuant to Section 7.11(b).

         SECTION 8.11. ACCOUNTING CHANGES; FISCAL YEAR. Such Loan Party will not, and will not permit any of its Subsidiaries to, change its (a) accounting treatment and reporting practices or tax reporting treatment, except as required by GAAP or any Requirement of Law and as disclosed to the Lenders and the Administrative Agent or (b) Fiscal Year.

         SECTION 8.12. MARGIN REGULATIONS. The Borrower will not use all or any portion of the proceeds of any credit extended hereunder to purchase or carry margin stock within the meaning of Regulations T, U and X of the Federal Reserve System.

         SECTION 8.13. OPERATING LEASES; SALE/LEASEBACKS.

         (a) Such Loan Party will not, and will not permit any of its Subsidiaries to, become or remain liable as lessee or guarantor or other surety with respect to any operating lease, other than (i) operating leases in effect on the Petition Date, (ii) operating leases entered into after the Petition Date so long as the aggregate amount of all rents paid or accrued under all such operating leases shall not exceed $50,000 in any fiscal month of any Fiscal Year and (iii) operating leases in an amount agreed in writing by the Administrative Agent, in its sole and absolute discretion.

         (b) Such Loan Party will not, and will not permit any of its Subsidiaries to, enter into any sale and leaseback transaction.

         SECTION 8.14. NO SPECULATIVE TRANSACTIONS. Such Loan Party will not, and will not permit any of its Subsidiaries to, engage in any speculative transaction or in any transaction involving hedging contracts.

         SECTION 8.15. COMPLIANCE WITH ERISA. Such Loan Party will not, and will not permit any of its Subsidiaries to, or cause or permit any ERISA Affiliate to, cause or permit to occur (a) an event which could result in the imposition of a Lien under Section 412 of the IRC or Section 302 or 4068 of ERISA or (b) an ERISA Event (other than the Cases) that would have a Material Adverse Effect.

         SECTION 8.16. ENVIRONMENTAL. Such Loan Party will not, and will not permit any of its Subsidiaries to, allow a Release of any Contaminant in violation of any Environmental Law in a manner that could reasonably be expected to have a Material Adverse Effect.

         SECTION 8.17. CHAPTER 11 CLAIMS. Such Loan Party will not, and will not permit any of its Subsidiaries to, incur, create, assume, suffer to exist or permit any administrative expense, unsecured claim, or other super-priority claim or lien in each case which is pari passu with or senior to the claims of the Secured Parties against the Loan Parties hereunder, or apply to the Bankruptcy Court for authority to do so, except for the Carve-Out.

         SECTION 8.18. THE ORDERS. Such Loan Party will not, and will not permit any of its Subsidiaries to, make or permit to be made any change, amendment or modification, or any application or motion for any change, amendment or modification, to either Order without the prior written consent of the Requisite Lenders.

         SECTION 8.19. EMPLOYMENT EXPENSES. The Borrower shall not, and shall not permit any of its Subsidiaries to, pay to any officer, director or employee any employment wages, salary, bonus or other compensation of any type or character that is not consistent with past practices other than "stay-pay" which has been approved as part of the Business Plan by the Bankruptcy Court and otherwise approved in writing by the Requisite Lenders.

         SECTION 8.20. PASSIVE HOLDING COMPANY. The Borrower will not permit either of TWA Stockholding or PARS to engage in any activity of business or incur any Indebtedness or Guaranty Obligations other than (a) with respect to TWA Stockholding, the ownership of the Stock of PARS or (b) with respect to PARS, the ownership of Stock of Worldspan.

                                   ARTICLE IX

                                EVENTS OF DEFAULT

         SECTION 9.1. EVENTS OF DEFAULT. Each of the following events shall be an Event of Default:

         (a) The Borrower shall fail to pay any principal of any Loan when the same becomes due and payable; or

         (b) The Borrower shall fail to pay any interest on any Loan, any fee under any of the Loan Documents or any other Obligation (other than one referred to in Section 9.1 (a) above) and such non-payment continues for a period of three (3) Business Days after the due date therefor; or

         (c) any representation or warranty made or deemed made by any Loan Party in any Loan Document or by any Loan Party (or any of its officers) in connection with any Loan Document shall prove to have been incorrect in any material respect when made or deemed made; or

         (d) any Loan Party shall fail to perform or observe (i) any term, covenant or agreement contained in Article V, Section 6.1, 6.2, 6.12(a), 7.1, 7.6, 7.9, 7.11, 7.12 or 7.13 or Article VIII, or (ii) any other term, covenant or agreement contained in this Agreement or in any other Loan Document if such failure under this clause (ii) shall remain unremedied for ten (10) days after the earlier of the date on which (A) a Responsible Officer of the Borrower becomes aware of such failure or (B) written notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender; or

         (e) (i) the Borrower or any of its Subsidiaries shall fail to make any payment on any Indebtedness arising after the Petition Date other than Indebtedness of the type provided in Section 7.13 (other than the Obligations) of the Borrower or any such Subsidiary (or any Guaranty Obligation) having a principal amount of $50,000 or more, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise); or (ii) any other event shall occur or condition shall exist under any agreement or instrument relating to any such Indebtedness, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or (iii) any such Indebtedness shall become or be declared to be due and payable, or required to be prepaid or repurchased (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or

         (f) The Loan Documents and the Orders shall, for any reason, cease to create a valid Lien on any of the Collateral purported to be covered thereby or such Lien shall cease to be a perfected Lien having the priority provided herein pursuant to Section 364 of the Bankruptcy Code against each Loan Party, or any Loan Party shall so allege in any pleading filed in any court, or any material provision of any Loan Document shall, for any reason, cease to be valid and binding on each Loan Party thereto or any Loan Party shall so state; or

         (g) one or more final, non-appealable judgments or orders (or other similar process) to the extent not covered by insurance, shall be rendered against one or more of any Loan Party or its Subsidiaries, in each case the enforcement of which has not been stayed by the Bankruptcy Court; or

         (h) an ERISA Event (other than the Cases) shall occur and the amount of all liabilities and deficiencies resulting therefrom, whether or not assessed, exceeds $250,000 in the aggregate; or

         (i) Any of the Cases shall be dismissed (or the Bankruptcy Court shall make a ruling requiring the dismissal of the Cases), suspended or converted to a case under chapter 7 of the Bankruptcy Code, or any Loan Party shall file any pleading requesting any such relief, or an application shall be filed by any Loan Party for the approval of, or there shall arise, (i) any other Claim having priority senior to or pari passu with the claims of the Administrative Agent and the Lenders under the Loan Documents or any other claim having priority over any or all administrative expenses of the kind specified in Sections 503(b) or 507(b) of the Bankruptcy Code (other than the Carve-Out) or (ii) any Lien on the Collateral having a priority senior to or pari passu with the Liens and security interests granted herein, except as expressly provided herein; or

         (j) Any Loan Party shall file a motion seeking, or the Bankruptcy Court shall enter, an order (i) approving payment of any prepetition Claim other than a Permitted Prepetition Claim Payment which has been approved pursuant to
Section 8.5(b), if applicable, (ii) approving a First Day Order not approved by the Administrative Agent, (iii) granting relief from the automatic stay applicable under Section 362 of the Bankruptcy Code to any holder of any security interest to permit foreclosure on any assets (other than certain assets identified by the Borrower and agreed to in writing by the Administrative Agent) having a book value in excess of $100,000 in the aggregate, or (iv) except to the extent the same would not constitute a Default under any of the previous clauses, approving any settlement or other stipulation with any creditor of any Loan Party, other than the Administrative Agent and the Lenders, or otherwise providing for payments as adequate protection or otherwise to such creditor individually or in the aggregate in excess of $100,000 for any and all such creditors; or

         (k) (i) The Interim Order shall cease to be in full force and effect and the Final Order shall not have been entered prior to such cessation, or (ii) the Final Order shall not have been entered by the Bankruptcy Court on or before the 21st day following the Closing Date, or (iii) from and after the date of entry thereof, the Final Order shall cease to be in full force and effect, or
(iv) any Loan Party shall fail to comply with the terms of the Interim Order or the Final Order in any material respect, or (v) the Interim Order or the Final Order shall be amended, supplemented, stayed, reversed, vacated or otherwise modified (or any of the Loan Parties shall apply for authority to do so) without the written consent of the Requisite Lenders; or

         (l) The Bankruptcy Court shall enter an order appointing a responsible officer or an examiner with powers beyond the duty to investigate and report, as set forth in Section 1106(a)(3) and (4) of the Bankruptcy Code, in any of the Cases; or

         (m) there shall occur a Material Adverse Change or any event or circumstances which could have a Material Adverse Effect; or

         (n) one or more of the Borrower and its Subsidiaries shall have entered into one or more consent or settlement decrees or agreements or similar arrangements with a Governmental Authority or one or more judgments, orders, decrees or similar actions shall have been entered against one or more of the Borrower and its Subsidiaries based on or arising from the violation of or pursuant to any Environmental Law, or the generation, storage, transportation, treatment, disposal or Release of any Contaminant and, in connection with all the foregoing, the Borrower and its Subsidiaries are likely to incur Environmental Liabilities and Costs in excess of those that were reflected in the Financial Statements delivered pursuant to Section 4.4; or

         (o) The earlier to occur of (i) the thirtieth (30th) day following the termination of the Asset Purchase Agreement by American or any of its Affiliates, (ii) the termination of the Asset Purchase Agreement by the Borrower or any of its Subsidiaries, (iii) the tenth (10th) day following the acceptance or endorsement by the Board of Directors of the Borrower of the sale of the Borrower (or all or substantially all of the assets of the Borrower and its Subsidiaries or of a division, branch or other unit of the Borrower or its Subsidiaries) to a Person other than American or its Affiliates, (iv) the entry by the Bankruptcy Court of an order approving the sale of the Borrower (or all or substantially all of the assets of the Borrower or its Subsidiaries or of a division, branch or other unit of the Borrower and its Subsidiaries ) to any Person other than American or its Affiliates or (v) the Asset Purchase Agreement shall, for any reason, other than as set forth in clauses (i) through (iv), cease to be the valid, binding and enforceable obligation of the Borrower or its Subsidiaries party thereto or the Borrower or any of its Subsidiaries shall so state or allege the same; or

         (p) The loss of any Routes, Gates, Slots or other facilities, licenses, permits, authorizations, certificates of compliance, certificates of public convenience and necessity and other certificates, including without limitation, air carrier operating certificates and operations specifications issued by the FAA pursuant to Part 121 of the Regulations of the FAA, which are required by the DOT, FAA or any corresponding foreign Governmental Authority or other assets or the rights to use same; or

         (q) Except as otherwise agreed in writing by the Administrative Agent, in its sole and absolute discretion, the Borrower or any Subsidiary shall fail to (i) timely enter into and obtain approval of the Bankruptcy Court of an agreement to perform all obligations of the Borrower or any such Subsidiary that come due under any security agreement, conditional sale contract or lease with respect to any equipment defined in Section 1110(a)(2) of the Bankruptcy Code and (ii) cure any default under any such security agreement, conditional sale contract or lease in accordance with Section 1110 of the Bankruptcy Code; or

         (r) Two or more of William Compton, Michael Palumbo, Kathleen Soled, Stan Henderson or Chris Deister shall no longer be employed by the Borrower in their current capacity and arrangements satisfactory to the Administrative Agent for the continued operation of the Borrower in the absence of such executive officers shall not have been implemented within ten (10) days.

         SECTION 9.2. REMEDIES. During the continuance of any Event of Default, without further order of, application to, or action by, the Bankruptcy Court, the Administrative Agent (a) may, and shall at the request of the Requisite Lenders, by notice to the Borrower declare that all or any portion of the Commitments be terminated, whereupon any and all the obligations of each Lender to make any Loan shall immediately terminate, and/or (b) may, and shall at the request of the Requisite Lenders, by notice to the Borrower, declare the Loans, all interest thereon and all other amounts and Obligations payable under this Agreement to be forthwith due and payable, whereupon the Loans, all such interest and all such amounts and Obligations shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower. In addition, subject solely to any requirement of the giving of notice by the terms of the Interim Order or the Final Order, the automatic stay provided in Section 362 of the Bankruptcy Code shall be deemed automatically vacated without further action or order of the Bankruptcy Court and the Administrative Agent and the Lenders shall be entitled to exercise all of their respective rights and remedies under the Loan Documents, including, without limitation, all rights and remedies with respect to the Collateral and the Guarantors.

         SECTION 9.3. RESCISSION. If at any time after termination of the Commitments and/or acceleration of the maturity of the Loans, the Borrower shall pay all arrears of interest and all payments on account of principal of the Loans which shall have become due otherwise than by acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified herein) and all Events of Default and Defaults (other than non-payment of principal of and accrued interest on the Loans due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to
Section 13.1, then upon the written consent of the Requisite Revolving Credit Lenders (in the case of the Revolving Credit Commitments and the Revolving Loans) and written notice to the Borrower, the termination of the Requisite Term Loan Lenders (in the case of the Term Credit Commitments and the Term Loans) and the Commitments and/or the acceleration and their consequences may be rescinded and annulled; provided, however, that such action shall not affect any subsequent Event of Default or Default or impair any right or remedy consequent thereon. The provisions of the preceding sentence are intended merely to bind the Lenders to a decision which may be made at the election of the Requisite Lenders and they are not intended to benefit the Borrower and do not give the Borrower the right to require the Lenders to rescind or annul any acceleration hereunder, even if the conditions set forth herein are met.

                                   ARTICLE X

                                    GUARANTY

         SECTION 10.1. THE GUARANTY. In order to induce the Lenders to enter into this Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by each Guarantor from the proceeds of the Loans, each Guarantor hereby agrees with the Administrative Agent and the Lenders that such Guarantor hereby unconditionally and irrevocably, jointly and severally, guarantees as primary obligor and not merely as surety the full and prompt payment and performance when due, whether upon maturity, by acceleration or otherwise, of any and all of the Obligations of the Borrower to the Lenders. If any or all of the Obligations of the Borrower to the Lenders become due and payable hereunder, each Guarantor, jointly and severally, unconditionally promises to pay and perform such Obligations to the Lenders, or order, on demand, together with any and all reasonable expenses which may be incurred by the Administrative Agent or the Lenders in collecting any of the Obligations.

         SECTION 10.2. NATURE OF LIABILITY. The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Obligations of the Borrower, whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by (a) any direction as to application of payment by the Borrower or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Obligations of the Borrower, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, or (e) any payment made to the Administrative Agent or the Lenders on the indebtedness which the Administrative Agent or such Lenders repay to the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

         SECTION 10.3. INDEPENDENT OBLIGATION. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor or the Borrower and whether or not any other Guarantor, any other guarantor or the Borrower be joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to the Guarantor.

         SECTION 10.4. AUTHORIZATION. Each Guarantor authorizes the Administrative Agent and the Lenders without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:

         (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the Guaranty herein made shall apply to the Obligations as so changed, extended, renewed or altered;

         (b) take and hold security for the payment of the Obligations and sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against;

         (c) exercise or refrain from exercising any rights against the Borrower or others or otherwise act or refrain from acting;

         (d) release or substitute any one or more endorsers, guarantors, the Borrower or other obligors;

         (e) settle or compromise any of the Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, or subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to its creditors;

         (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Lenders regardless of what liability or liabilities of such Guarantor or the Borrower remain unpaid; and/or

         (g) consent to or waive any breach of, or any act, omission or default under, this Agreement or any of the instruments or agreements referred to herein, or otherwise amend, modify or supplement this Agreement or any of such other instruments or agreements.

         SECTION 10.5. RELIANCE. It is not necessary for the Administrative Agent or the Lenders to inquire into the capacity or power of the Borrower or its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on its behalf, and any Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

         SECTION 10.6. SUBORDINATION. Any of the Indebtedness of the Borrower now or hereafter owing to any Guarantor is hereby subordinated to the Obligations of the Borrower; provided, however, that payment may be made by the Borrower on any such Indebtedness owing to such Guarantor so long as the same is not prohibited by this Agreement; and provided further, that if the Administrative Agent so requests at a time when a Default or an Event of Default exists, all such Debt of the Borrower to such Guarantor shall be collected, enforced and received by such Guarantor as trustee for the Lenders and be paid over to the Administrative Agent on behalf of the Lenders on account of the Obligations of the Borrower to Lenders, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any of the Indebtedness of the Borrower to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination.

         SECTION 10.7. WAIVER.

         (a) Each Guarantor waives any right (except as shall be required by applicable statute and cannot be waived) to require the Administrative Agent or the Lenders to (i) proceed against the Borrower, any other Guarantor, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Borrower, any other Guarantor, any other guarantor or any other party or (iii) pursue any other remedy in the Administrative Agent's or the Lenders' power whatsoever. Each Guarantor waives (except as shall be required by applicable statute and cannot be waived) any defense based on or arising out of any defense of the Borrower, any other Guarantor, any other guarantor or any other party other than payment in full of the Obligations, including, without limitation, any defense based on or arising out of the disability of the Borrower, any other Guarantor, any other guarantor or any other party, or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the Obligations. Subject to the giving of three (3) Business Days prior written notice in accordance with the Orders and except for the application of proceeds of Collateral received by the Administrative Agent, during such three
(3) Business Days the Administrative Agent and the Lenders may, at their election, foreclose on any security held by the Administrative Agent or the Lenders by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Administrative

Agent and the Lenders may have against the Borrower, any other Guarantor, any other guarantor or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been paid. Each Guarantor waives any defense arising out of any such election by the Administrative Agent and the Lenders, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other party or any security.

         (b) Each Guarantor waives all presentments, demands for performance, protests and notices, including without limitation notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Obligations. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Administrative Agent and the Lenders shall have no duty to advise such Guarantor of information known to them regarding such circumstances or risks.

         SECTION 10.8. LIMITATION ON ENFORCEMENT. The Lenders agree that this Guaranty may be enforced only by the action of the Administrative Agent, in each case acting upon the instructions of the Requisite Lenders, and that no Lender shall have any right individually to seek to enforce or to enforce this Guaranty it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent for the benefit of the Lenders upon the terms of this Agreement.

                                   ARTICLE XI

                                    SECURITY

         SECTION 11.1. SECURITY.

         (a) To induce the Lenders to make Loans, each Grantor hereby grants to the Administrative Agent, for itself and for the ratable benefit of the Secured Parties, as security for the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of the obligations of such Grantor, a continuing first priority Lien and security interest (subject only to (i) valid, perfected, enforceable and nonavoidable Liens of record existing immediately prior to the Petition Date, (ii) the Carve-Out and (iii) Liens permitted under
Section 8.2(c)), in accordance with Sections 364(c)(2) and (3) of the Bankruptcy Code, in and to all Collateral of such Grantor wherever located and whether real, personal or mixed, and whether now owned or hereafter acquired. For purposes of this Agreement, all of the following property now owned or at any time hereafter acquired by a Grantor or in which a Grantor now has or at any time in the future may acquire any right, title or interests is collectively referred to as the "Collateral":

             (i) all Accounts;

             (ii) all Inventory;

             (iii) all Equipment;

             (iv) all General Intangibles, including all Intellectual Property and that portion of the Pledged Collateral constituting General Intangibles;

             (v) all Investment Property, including all control accounts and that portion of the Pledged Collateral constituting Investment Property;

             (vi) all Documents, Instruments and Chattel Paper;

             (vii) all deposit accounts;

             (viii) all Vehicles;

             (ix) all Real Property;

             (x) without limiting any other provision of this Section 11.1, all Aircraft, including by way of mortgage (A) each Airframe described in
     Schedule 4.20(a) and (B) each Engine described in Schedule 4.20(b);

             (xi) without limiting any other provision of this Section 11.1, all Spare Parts and Ground Equipment, including by way of mortgage, all Spare Parts and Ground Equipment located at each designated location described in Schedule 4.20(c);

             (xii) all books and records pertaining to the property described in this Section 11.1;

             (xiii) all other goods and personal property of such Grantor, whether tangible or intangible, wherever located, including money, letters of credit and all rights of payment or performance under letters of credit;

             (xiv) all property of any Grantor held by the Administrative
     Agent or any Secured Party, including all property of every description, in the possession or custody of or in transit to the Administrative Agent or such Secured Party for any purpose, including safekeeping, collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power;

             (xv) to the extent not otherwise included, all monies and other property of any kind which is, after the Petition Date, received by such Grantor in connection with refunds with respect to taxes, assessments and governmental charges imposed on such Grantor or any of its property or income;

             (xvi) to the extent not otherwise included, all causes of action (other than claims of the Grantors under Sections 544, 545, 547 and 548 of the Bankruptcy Code) and all monies and other property of any kind received therefrom, and all monies and other property of any kind recovered by any Grantor; and

             (xvii) to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, any and all proceeds of insurance, indemnity, warranty or guaranty payable to any Grantor from time to time with respect to any of the foregoing.



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         SECTION 11.2. PERFECTION OF SECURITY INTERESTS.

         (a) Each Grantor shall, at its expense, perform any and all steps requested by the Administrative Agent at any time to perfect, maintain, protect, and enforce the Lenders' Liens against the Collateral of such Grantor, including, without limitation, (i) executing and filing mortgages, deeds of trust, or other security documents or instruments, financing or continuation statements and all relevant filings and recordations with the FAA and any other Governmental Authority, and amendments thereof, each in form and substance satisfactory to the Administrative Agent, (ii) maintaining complete and accurate stock records, (iii) using its best efforts in delivering to the Administrative Agent negotiable warehouse receipts, if any, and, upon the Administrative Agent's request therefor, non-negotiable warehouse receipts covering any portion of the Collateral located in warehouses and for which warehouse receipts are issued, (iv) placing notations on such Grantor's books of account to disclose the Administrative Agent's security interest therein, (v) delivering to the Administrative Agent all documents, certificates and Instruments necessary or desirable to perfect the Administrative Agent's Lien in letters of credit on which such Grantor is named as beneficiary and all acceptances issued in connection therewith, (vi) after the occurrence and during the continuation of an Event of Default, transferring Inventory maintained in warehouses to other warehouses designated by the Administrative Agent and (vii) taking such other steps as are deemed necessary or desirable to maintain the Administrative Agent's security interest in the Collateral, including title insurance policies, current as built surveys, zoning letters and certificates of occupancy, as shall be requested by the Administrative Agent, in each case satisfactory to the Administrative Agent, in its sole discretion.

         (b) Each Grantor hereby authorizes the Administrative Agent to execute and file financing or continuation statements or other relevant filings and recordings on such Grantor's behalf covering the Collateral. The Administrative Agent may file one or more financing or continuation statements or other relevant filings and recordings disclosing the Administrative Agent's security interest under this Agreement or the other Loan Documents without the signature of such Grantor appearing thereon. Each Grantor shall pay the costs of, or incidental to, any recording or filing of any financing or continuation statements or other relevant filings and recordings concerning the Collateral. Each Grantor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or the other Loan Documents or of a financing or continuation statement is sufficient as such statement, filing or recording. If any Collateral is at any time in the possession or control of any warehouseman, bailee or such Grantor's agents or processors, such Grantor shall notify such warehouseman, bailee, agents or processors of the Administrative Agent's security interest, which notification shall specify that such Person shall, upon the occurrence and during the continuance of an Event of Default, hold all such Collateral for the Administrative Agent's account subject to the Administrative Agent's instructions. From time to time, each Grantor shall, upon the Administrative Agent's request, execute and deliver written instruments pledging to the Administrative Agent the Collateral described in any such instruments or otherwise, but the failure of such Grantor to execute and deliver such confirmatory instruments shall not affect or limit the Administrative Agent's security interest or other rights in and to the Collateral. Until all Obligations have been fully satisfied and the Commitments shall have been terminated, the Administrative Agent's security interest in the Collateral, and all Proceeds and products thereof, shall continue in full force and effect.

         (c) Notwithstanding subsections (a) and (b) of this Section 11.2, or any failure on the part of any Grantor or the Administrative Agent to take any of the actions set forth in such subsections, the Liens and security interests granted herein shall be deemed valid, enforceable and perfected by entry of the Interim Order and the Final Order, as applicable. No




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financing statement, notice of lien, mortgage, deed of trust or similar instrument in any jurisdiction or filing office need be filed or any other action taken in order to validate and perfect the Liens granted by or pursuant to this Agreement, the Interim Order or the Final Order.

         SECTION 11.3. RIGHTS OF LENDER; LIMITATIONS ON LENDERS' OBLIGATIONS.

         (a) Subject to each Grantor's rights and duties under the Bankruptcy Code (including section 365 of the Bankruptcy Code), it is expressly agreed by each Grantor that, anything herein to the contrary notwithstanding, such Grantor shall remain liable under its Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Neither the Administrative Agent nor any Secured Party shall have any obligation or liability under any Contract by reason of or arising out of this Agreement, the Loan Documents, or the granting to the Administrative Agent of a security interest therein or the receipt by the Administrative Agent or any Lender of any payment relating to any Contract pursuant hereto, nor shall the Administrative Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any Contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

         (b) Subject to Section 11.5 hereof, the Administrative Agent authorizes each Grantor to collect its Accounts, provided that such collection is performed in accordance with such Grantor's customary procedures, and the Administrative Agent may, upon the occurrence and during the continuation of any Event of Default and without notice, other than any requirement of notice provided in the Orders, limit or terminate said authority at any time.

         (c) Subject to any requirement of notice provided in the Orders, the Administrative Agent may at any time, upon the occurrence and during the continuation of any Event of Default, after first notifying the Borrower of its intention to do so, notify Account Debtors, notify the other parties to the Contracts of the Borrower or any other Grantor, notify obligors of Instruments and Investment Property of the Borrower or any other Grantor and notify obligors in respect of Chattel Paper of the Borrower or any other Grantor that the right, title and interest of the Borrower or such Grantor in and under such Accounts, such Contracts, such Instruments, such Investment Property and such Chattel Paper have been assigned to the Administrative Agent and that payments shall be made directly to the Administrative Agent. Subject to any requirement of notice provided in the Orders, upon the request of the Administrative Agent, the Borrower or such other Grantor will so notify such Account Debtors, such parties to Contracts, obligors of such Instruments and Investment Property and obligors in respect of such Chattel Paper. Subject to any requirement of notice provided in the Orders, upon the occurrence and during the continuation of an Event of Default, the Administrative Agent may in its own name, or in the name of others, communicate with such parties to such Accounts, Contracts, Instruments, Investment Property and Chattel Paper to verify with such Persons to the Administrative Agent's reasonable satisfaction the existence, amount and terms of any such Accounts, Contracts, Instruments, Investment Property or Chattel Paper.

         (d) The Administrative Agent shall have the right to make test verification of the Accounts in any manner and through any medium that it considers advisable, and each Grantor agrees to furnish all such assistance and information as the Administrative Agent may



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require in connection therewith. Each Grantor, at its expense, will cause certified independent public accountants satisfactory to the Requisite Lenders to prepare and deliver to the Administrative Agent at any time and from time to time, promptly upon the Administrative Agent's request, the following reports:
(i) a reconciliation of all Accounts of such Grantor, (ii) an aging of all Accounts of such Grantor, (iii) trial balances and (iv) a test verification of such Accounts as the Administrative Agent may request. The Administrative Agent shall have the right at any time to conduct periodic audits of the Accounts of any Grantor at the expense of the Borrower.

         SECTION 11.4. COVENANTS OF THE LOAN PARTIES WITH RESPECT TO COLLATERAL. Each Grantor hereby covenants and agrees with the Administrative Agent that from and after the date of this Agreement and until the Obligations are fully satisfied:

         (a) Maintenance of Records. Such Grantor will keep and maintain, at its own cost and expense, satisfactory and complete records of the Collateral, in all material respects, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings concerning the Collateral. For the Administrative Agent's further security, each Grantor agrees that the Administrative Agent shall have a property interest in all of such Grantor's books and records pertaining to the Collateral and, upon the occurrence and during the continuation of an Event of Default, such Grantor shall deliver and turn over any such books and records to the Administrative Agent or to its representatives at any time on demand of the Administrative Agent.

         (b) Indemnification With Respect to Collateral. In any suit, proceeding or action brought by the Administrative Agent relating to any Account, Chattel Paper, Contract, General Intangible, Investment Property, Instrument, Intellectual Property, Aircraft, Spare Parts or other Collateral for any sum owing thereunder or to enforce any provision of any Account, Chattel Paper, Contract, General Intangible, Investment Property, Instrument, Intellectual Property, Aircraft, Spare Parts or other Collateral, such Grantor will save, indemnify and keep the Secured Parties harmless from and against all expense, loss or damage suffered by the Secured Parties by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by such Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from such Grantor, and all such obligations of such Grantor shall be and remain enforceable against and only against such Grantor and shall not be enforceable against the Administrative Agent.

         (c) Limitation on Liens on Collateral. Such Grantor will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral except Liens permitted under Section 8.2 and will defend the right, title and interest of the Administrative Agent in and to all of such Grantor's rights under the Chattel Paper, Leases, Real Estate, Contracts, Documents, General Intangibles, Instruments, Investment Property and to the Intellectual Property, Equipment, Inventory, Aircraft, Spare Parts and in and to the Proceeds thereof against the claims and demands of all Persons whomsoever other than claims or demands arising out of Liens permitted under Section 8.2.

         (d) Limitations on Modifications of Accounts. Such Grantor will not, without the Administrative Agent's prior written consent, grant any extension of the time of payment of any of the Accounts, Chattel Paper or Instruments, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon other than any of the




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foregoing which are done in the ordinary course of business, consistent with past practices and trade discounts granted in the ordinary course of business of such Grantor.

         (e) Notices. Such Grantor will advise the Lenders promptly, in reasonable detail, (i) of any Lien asserted against any of the Collateral other than Liens permitted under Section 8.2, and (ii) of the occurrence of any other event which would result in a material adverse change with respect to the aggregate value of the Collateral or on the Liens created hereunder.

         (f) Maintenance of Equipment. Such Grantor will keep and maintain the Equipment in good operating condition sufficient for the continuation of the business conducted by such Grantor on a basis consistent with past practices, ordinary wear and tear excepted.

         (g) Pledged Collateral.

             (i) Upon request of the Administrative Agent, such Grantor will (x) deliver to the Administrative Agent, all certificates or Instruments representing or evidencing any Pledged Collateral, whether now arising or hereafter acquired, in suitable form for transfer by delivery or, as applicable, accompanied by such Grantor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Administrative Agent, together with a Pledge Amendment, duly executed by the Grantor, in substantially the form of Annex 3 (a "Pledge Amendment"), in respect of such Additional Pledged Collateral and authorizes the Administrative Agent to attach each Pledge Amendment to this Agreement and (y) maintain all other Pledged Collateral constituting Investment Property in a Control Account. The Administrative Agent shall have the right, at any time in its discretion and without notice to the Grantor, to transfer to or to register in its name or in the name of its nominees any or all of the Pledged Collateral. The Administrative Agent shall have the right at any time to exchange certificates or instruments representing or evidencing any of the Pledged Collateral for certificates or instruments of smaller or larger denominations.

             (ii) Except as provided in Section 11.7, Section 7.11 and Section 2.7(b), such Grantor shall be entitled to receive all cash dividends paid in respect of the Pledged Collateral (other than liquidating or distributing dividends) with respect to the Pledged Collateral. Any sums paid upon or in respect of any of the Pledged Collateral upon the liquidation or dissolution of any issuer of any of the Pledged Collateral, any distribution of capital made on or in respect of any of the Pledged Collateral or any property distributed upon or with respect to any of the Pledged Collateral pursuant to the recapitalization or reclassification of the capital of any issuer of Pledged Collateral or pursuant to the reorganization thereof shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Secured Obligations. If any sums of money or property so paid or distributed in respect of any of the Pledged Collateral shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Administrative Agent, segregated from other funds of such Grantor, as additional security for the Secured Obligations.

             (iii) Except as provided in Section 11.7, such Grantor will be entitled to exercise all voting, consent and corporate rights with respect to the Pledged Collateral; provided, however, that no vote shall be cast, consent given or right exercised or other action taken by such Grantor which would impair the Collateral or which would be




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     inconsistent with or result in any violation of any provision of this
     Agreement or any other Loan Document or, without prior notice to the Administrative Agent, to enable or take any other action to permit any issuer of Pledged Collateral to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any issuer of Pledged Collateral.

             (iv) Such Grantor shall not grant control over any Investment Property to any Person other than the Administrative Agent.

             (v) In the case of each Grantor which is an issuer of Pledged Collateral, such Grantor agrees to be bound by the terms of this Agreement relating to the Pledged Collateral issued by it and will comply with such terms insofar as such terms are applicable to it. In the case of each Grantor which is a partner in a partnership, such Grantor hereby consents to the extent required by the applicable partnership agreement to the pledge by each other Grantor, pursuant to the terms hereof, of the pledged partnership interests in such Partnership and to the transfer of such pledged partnership interests to the Administrative Agent or its nominee and to the substitution of the Administrative Agent or its nominee as a substituted partner in such partnership with all the rights, powers and duties of a general partner or a limited partner, as the case may be. In the case of each Grantor which is a member of a limited liability company, such Grantor hereby consents to the extent required by the applicable limited liability company agreement to the pledge by each other Grantor, pursuant to the terms hereof, of the pledged limited liability company interests in such limited liability company and to the transfer of such pledged limited liability company interests to the Administrative Agent or its nominee and to the substitution of the Administrative Agent or its nominee as a substituted member of the limited liability company with all the rights, powers and duties of a member of the limited liability company in question.

             (vi) Such Grantor will not agree to any amendment of a limited liability company agreement or partnership agreement that in any way adversely affects the perfection of the security interest of the Administrative Agent in the pledged partnership interests or pledged limited liability company interests pledged by such Grantor hereunder, including electing to treat the membership interest or partnership interest of such Grantor as a security under Section 8-103 of the UCC.

         (h) Intellectual Property.

             (i) Such Grantor (either itself or through licensees) will (i) continue to use each Trademark that is Material Intellectual Property in order to maintain such Trademark in full force and effect with respect to each class of goods for which such Trademark is currently used, free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent shall obtain a perfected security interest in such mark pursuant to this Agreement and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.



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             (ii) Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any Patent which is Material Intellectual Property may become forfeited, abandoned or dedicated to the public.

             (iii) Such Grantor (either itself or through licensees) (i) will not (and will not permit any licensee or sublicensee thereof to) do any act or omit to do any act whereby any portion of the Copyrights which is Material Intellectual Property may become invalidated or otherwise impaired and (ii) will not (either itself or through licensees) do any act whereby any portion of the Copyrights which is Material Intellectual Property may fall into the public domain.

             (iv) Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any trade secret which is Material Intellectual Property may become publicly available or otherwise unprotectable.

             (v) Such Grantor (either itself or through licensees) will not do any act that knowingly uses any Material Intellectual Property to infringe the intellectual property rights of any other Person.

             (vi) Such Grantor will notify the Administrative Agent immediately if it knows, or has reason to know, that any application or registration relating to any Material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, right to use, interest in, or the validity of, any Material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

             (vii) Whenever such Grantor, either by itself or through any agent, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency within or outside the United States, such Grantor shall report such filing to the Administrative Agent within five (5) Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Administrative Agent's security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

             (viii) Such Grantor will take all reasonable actions necessary or requested by the Administrative Agent, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of any Copyright, Trademark or Patent that is Material Intellectual Property, including filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition and interference and cancellation proceedings.



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             (ix) In the event that any Material Intellectual Property is infringed upon or misappropriated or diluted by a third party, such Grantor shall notify the Administrative Agent promptly after such Grantor learns thereof. Such Grantor shall take appropriate action in response to such infringement, misappropriation of dilution, including promptly bringing suit for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation of dilution, and shall take such other actions as may be appropriate in its reasonable judgment under the circumstances to protect such Material Intellectual Property.

         (i) Aircraft and Spare Parts.

             (i) As long as any Aircraft is in service, the Grantors will (at their expense) (x) make such modifications in and additions to each relevant Airframe and Engine as may be required from time to time to comply, in all material respects, with the applicable requirements at such time of the FAA and any other Governmental Authority; (y) operate, inspect, maintain, service, repair, overhaul and test each relevant Airframe and Engine so as to keep the same in good operating condition, ordinary wear and tear excepted, and in compliance, in all material respects, with all applicable requirements of the FAA and any other Governmental Authority, including all airworthiness directives issued by the FAA and in the case of each Airframe, in such condition as may be necessary to enable the airworthiness certificate in respect thereof to be maintained in good standing and effective under the Aviation Act; and (z) maintain all records, logs, and other materials required by the FAA to be maintained in respect of each Airframe and each Engine.

             (ii) The Grantors shall, promptly following the request of the Administrative Agent (and subject to the requirements of any prior Lien which is permitted by this Agreement), ensure that there is affixed and maintained in the cockpit of each Aircraft a plate bearing the inscription "AMR FINANCE, INC., AS ADMINISTRATIVE AGENT ON BEHALF OF CERTAIN SECURED PARTIES AND AS MORTGAGEE" and, if not prevented by applicable law and if it will not adversely affect the proper use thereof, ensure that there is marked on each Engine an appropriate plate, disk or marking bearing the same inscription.

             (iii) The Grantors shall ensure that at all times all Spare Parts (other than Spare Parts that have been contributed to an interchange or pooling arrangement which is customary in the airline industry or that otherwise are in the possession of (or in transit to) third parties) are kept at a designated location referred to in Schedule 4.20(c).

         (j) Possession, Operation and Use, Maintenance and Registration.

             (i) Grantors shall not, without the prior written consent of the Administrative Agent, lease or otherwise in any manner deliver, transfer or relinquish possession of any Airframe or any Engine or install any Engine, or permit any Engine to be installed, on any airframe other than an Airframe; provided that, Grantors may, so long as no Default shall have occurred and be continuing and so long as the action to be taken shall not deprive the Administrative Agent of the perfected Lien of this Agreement on any Airframe or (subject to the proviso of subsection (A)(c) of this Section 11.4) any Engine, and in any event, so long as Grantors shall comply with the provisions of Section 7.5, without the consent of the Administrative Agent:



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                  (A) subject any Airframe to normal interchange agreements or subject any Engine to normal interchange or pooling agreements or arrangements, in each case customary in the airline industry and entered into by Grantors in the ordinary course of its business with any U.S. Air Carrier or with any "foreign air carrier" (as such term is defined in the Transportation Code) as to which there is in force a permit issued pursuant to the Transportation Code (49 U.S.C. Sections 41301-41306) or any successor provision that gives like authority; provided that (a) no transfer of the registration of any Airframe shall be effected in connection therewith, (b) no such agreement or arrangement contemplates or requires the transfer of title to any Airframe and (c) if Grantors' title to any Engine shall be divested under any such agreement or arrangement, such divestiture shall be deemed to be an event of loss with respect to such Engine, and Grantors shall comply with Section 7.5 in respect thereof;

                  (B) deliver possession of any Airframe or any Engine to any organization for testing, service, repair, maintenance, overhaul work or other similar purposes or for alterations, modifications or additions to such Airframe or such Engine to the extent required or permitted by the terms of this Agreement;

             (ii) Grantors agree that the Aircraft will not be maintained, used or operated in violation, in any material respect, of any law, rule, regulation or order of any government of any country having jurisdiction over the Aircraft or in violation of any airworthiness certificate, license or registration relating to the Aircraft issued by any such government. Grantors will not operate the Aircraft, or permit the Aircraft to be operated or located, (A) in any area excluded from coverage by any insurance required by the terms of Section 7.5 or (B) in any war zone or recognized or, in Grantors' reasonable judgment, threatened area of hostilities unless covered by war risk insurance in accordance with Section 7.5.

             (iii) Grantors shall cause the Aircraft to remain duly registered, under the laws of the United States, in the name of Grantors except as otherwise required by the Transportation Code.

         SECTION 11.5. PERFORMANCE BY ADMINISTRATIVE AGENT OF THE LOAN PARTIES' OBLIGATIONS. If any Grantor fails to perform or comply with any of its agreements contained herein and the Administrative Agent, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Administrative Agent incurred in connection with such performance or compliance, together with interest thereon at the rate then in effect in respect of the Revolving Loan, shall be payable by such Grantor to the Administrative Agent on demand and shall constitute Obligations secured by the Collateral. Performance of such Grantor's obligations as permitted under this Section 11.5 shall in no way constitute a violation of the automatic stay provided by Section 362 of the Bankruptcy Code and each Grantor hereby waives applicability thereof. Moreover, the Administrative Agent shall in no way be responsible for the payment of any costs incurred in connection with preserving or disposing of Collateral pursuant to Section 506(c) of the Bankruptcy Code and the Collateral may not be charged for the incurrence of any such cost.

         SECTION 11.6. LIMITATION ON ADMINISTRATIVE AGENT'S DUTY IN RESPECT OF COLLATERAL. Neither the Administrative Agent nor any Lender shall have any duty as to any Collateral in its possession or control or in the possession or control of any agent or




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nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except that the Administrative Agent shall, with respect to the Collateral in its possession or under its control, deal with such Collateral in the same manner as the Administrative Agent deals with similar property for its own account. Upon request of the Borrower, the Administrative Agent shall account for any moneys received by it in respect of any foreclosure on or disposition of the Collateral of any Grantor.

         SECTION 11.7. REMEDIES, RIGHTS UPON DEFAULT.

         (a) If any Event of Default shall occur and be continuing, the Administrative Agent may exercise in addition to all other rights and remedies granted to it in this Agreement and in any other Loan Document, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event the Administrative Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice required by the Interim Order or Final Order or the notice specified below of time and place of public or private sale) to or upon such Grantor or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of the Administrative Agent's offices or elsewhere at such prices at it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent shall have the right upon any such public sale or sales to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases. Each Grantor further agrees, at the Administrative Agent's request, to assemble the Collateral make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Administrative Agent shall apply the proceeds of any such collection, recovery, receipt, appropriation, realization or sale (net of all expenses incurred by the Administrative Agent in connection therewith, including, without limitation, attorney's fees and expenses), to the Obligations in any order deemed appropriate by the Administrative Agent, such Grantor remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by the Administrative Agent of any other amount required by any provision of law, including Section 9-504(l)(c) of the UCC, need the Administrative Agent account for the surplus, if any, to such Grantor. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against the Administrative Agent and the Lenders arising out of the repossession, retention or sale of the Collateral except such as arise out of the gross negligence or willful misconduct of the Administrative Agent. Each Grantor agrees that the Administrative Agent need not give more than seven (7) days' notice to the Grantors (which notification shall be deemed given when mailed or delivered on an overnight basis, postage prepaid, addressed to the Borrower at its address referred to in Section 13.8) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. The Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which the Administrative Agent is entitled, the Grantors also being liable for the fees and expenses of any attorneys employed by the Administrative Agent to collect such deficiency.



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         (b) Each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral.

         (c) Pledged Collateral.

             (i) During the continuance of an Event of Default, if the Administrative Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Collateral and make application thereof to the Obligations in the order set forth herein and
     (ii) the Administrative Agent or its nominee may exercise (A) all voting, consent, corporate and other rights pertaining to the Pledged Collateral at any meeting of shareholders, partners or members, as the case may be, of the relevant issuers of Pledged Collateral or otherwise and (B) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to the Pledged Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any issuer of Pledged Securities, the right to deposit and deliver any and all of the Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

             (ii) In order to permit the Administrative Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder, (i) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Administrative Agent all such proxies, dividend payment orders and other instruments as the Administrative Agent may from time to time reasonably request and (ii) without limiting the effect of clause (i) above, such Grantor hereby grants to the Administrative Agent an irrevocable proxy to vote all or any part of the Pledged Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral on the record books of the issuer thereof) by any other person (including the issuer of such Pledged Collateral or any officer or agent thereof) during the continuance of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

             (iii) Each Grantor hereby expressly authorizes and instructs each issuer of any Pledged Collateral pledged hereunder by such Grantor to (i) comply with any instruction received by it from the Administrative Agent in writing that (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that such issuer shall be fully protected in so complying and (ii) unless otherwise expressly permitted hereby, pay any dividends or




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


     other payments with respect to the Pledged Collateral directly to the Administrative Agent.

         SECTION 11.8. THE ADMINISTRATIVE AGENT'S APPOINTMENT AS
ATTORNEY-IN-FACT.

         (a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its and its Subsidiaries true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor, or in its own name, from time to time in the Administrative Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary and desirable to accomplish the purposes of this Agreement and the transactions contemplated hereby, and, without limiting the generality of the foregoing, hereby give the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor to do the following:

             (i) to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any Collateral and, in the name of such Grantor, its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

             (ii) to pay or discharge taxes, Liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

             (iii) (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to the Administrative Agent or as the Administrative Agent shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents constituting or relating to the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against any Grantor with respect to any Collateral of such Grantor;
     (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Administrative Agent may deem appropriate; (G) to license or, to the extent permitted by an applicable license, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any trademarks, throughout the world for such term or terms, on such conditions, and in such manner, as



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     the Administrative Agent shall in its sole discretion determine; and (H)
     generally to sell, transfer, pledge, make any agreement with . respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do, at the Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Administrative Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's Lien therein, in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

         (b) The Administrative Agent agrees that it will forbear from exercising the power of attorney or any rights granted to the Administrative Agent pursuant to this Section 11.8, except upon the occurrence or during the continuation of an Event of Default. The Grantors hereby ratify, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. Exercise by the Administrative Agent of the powers granted hereunder is not a violation of the automatic stay provided by Section 362 of the Bankruptcy Code and each Grantor waives applicability thereof. The power of attorney granted pursuant to this Section 11.8 is a power coupled with an interest and shall be irrevocable until the Obligations are indefeasibly paid in full.

         (c) The powers conferred on the Administrative Agent hereunder are solely to protect the Administrative Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Administrative Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act, except for its own gross negligence or willful misconduct.

         (d) Each Grantor also authorizes the Administrative Agent, at any time and from time to time upon the occurrence and during the continuation of any Event of Default or as otherwise expressly permitted by this Agreement, (i) to communicate in its own name or the name of its Subsidiaries with any party to any Contract with regard to the assignment of the right, title and interest of such Grantor in and under the Contracts hereunder and other matters relating thereto and (ii) to execute any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

         (e) All Obligations shall constitute, in accordance with Section 364(c)(1) of the Bankruptcy Code, claims against the Borrower and each other Grantor in its Case which are administrative expense claims having priority over any all administrative expenses of the kind specified in Sections 503(b) or 507(b) of the Bankruptcy Code.

         SECTION 11.9. MODIFICATIONS.

         (a) The Liens, lien priority, administrative priorities and other rights and remedies granted to the Administrative Agent for the benefit of the Lenders pursuant to this Agreement, the Interim Order and/or the Final Order (specifically, including, but not limited to, the existence, perfection and priority of the Liens provided herein and therein and the administrative priority provided herein and therein) shall not be modified, altered or impaired in any manner by any other financing or extension of credit or incurrence of Indebtedness by any of the Grantors (pursuant to Section 364 of the Bankruptcy Code or otherwise), or by any dismissal or conversion of any of the Cases, or by any other act or omission whatsoever. Without limitation, notwithstanding any such order, financing, extension, incurrence, dismissal, conversion, act or omission:

             (i) except for the Carve-Out having priority over the Obligations, no costs or expenses of administration which have been or may be incurred in any of the Cases or any conversion of the same or in any other proceedings related thereto, and no priority claims, are or will be prior to or on a parity with any claim of the Administrative Agent or the Lenders against the Grantors in respect of any Obligation;

             (ii) the Liens granted herein shall constitute valid and perfected first priority liens and security interests (subject only to (A) the Carve-Out, (B) valid, perfected, enforceable and nonavoidable Liens of record existing immediately prior to the Petition Date and (C) Liens permitted under Section 8.2(d)) in accordance with Sections 364(c)(2) and
     (3) of the Bankruptcy Code, and shall be prior to all other Liens , now existing or hereafter arising, in favor of any other creditor or any other Person whatsoever; and

             (iii) the Liens granted hereunder shall continue valid and perfected without the necessity that financing statements be filed or that any other action be taken under applicable nonbankruptcy law.

         (b) Notwithstanding any failure on the part of any Grantor or the Administrative Agent or the Lenders to perfect, maintain, protect or enforce the Liens in the Collateral granted hereunder, the Interim Order and the Final Order (when entered) shall automatically, and without further action by any Person, perfect such Liens against the Collateral.

                                  ARTICLE XII

                            THE ADMINISTRATIVE AGENT

         SECTION 12.1. AUTHORIZATION AND ACTION.

         (a) Each Lender hereby appoints AMR Finance as the Administrative Agent hereunder and each Lender authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent under such agreements and to exercise such powers as are reasonably incidental thereto. Without limiting the foregoing, each Lender authorizes the Administrative Agent to execute and deliver, and to perform its obligations under, each of the Loan Documents to which the Administrative Agent is a party and to exercise all rights, powers and remedies that the Administrative Agent may have under such Loan Documents and that under such Loan Documents the Administrative Agent is acting as agent for the Lenders and the other Secured Parties.

         (b) As to any matters not expressly provided for by this Agreement and the other Loan Documents (including enforcement or collection), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Requisite Lenders, and such instructions shall be binding upon all Lenders; provided, however, that the Administrative Agent shall not be required to take any action which (i) the Administrative Agent in good faith believes exposes it to personal liability unless the Administrative Agent receives an indemnification satisfactory to it from the Lenders with respect to such action or (ii) is contrary to this Agreement or applicable law. The Administrative Agent agrees to give to each Lender prompt notice of each notice given to it by any Loan Party pursuant to the terms of this Agreement or the other Loan Documents.



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

         (c) In performing its functions and duties hereunder and under the other Loan Documents, the Administrative Agent is acting solely on behalf of the Lenders and its duties are entirely administrative in nature. The Administrative Agent does not assume and shall not be deemed to have assumed any obligation other than as expressly set forth herein and in the other Loan Documents or any other relationship as the Administrative Agent, fiduciary or trustee of or for any Lender or holder of any other Obligation. The Administrative Agent may perform any of its duties under any of the Loan Documents by or through its agents or employees.

         SECTION 12.2. ADMINISTRATIVE AGENT'S RELIANCE, ETC. Neither the Administrative Agent nor any of its Affiliates or any of the respective directors, officers, agents or employees of the Administrative Agent or any such Affiliate shall be liable for any action taken or omitted to be taken by it, him, her or them under or in connection with this Agreement or the other Loan Documents, except for its, his, her or their own gross negligence or willful misconduct. Without limiting the foregoing, the Administrative Agent (a) may treat the payee of any Revolving Credit Note or Term Credit Note as its holder until such Revolving Credit Note or Term Credit Note, as applicable has been assigned in accordance with Section 13.2; (b) may rely on the Register to the extent set forth in Section 13.2(c); (c) may consult with legal counsel (including counsel to the Borrower or any other Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (d) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made by or on behalf of the Borrower or any of its Subsidiaries in or in connection with this Agreement or any of the other Loan Documents; (e) shall not have any duty to ascertain or to inquire either as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any of the other Loan Documents or the financial condition of any Loan Party, or the existence or possible existence of any Default or Event of Default; (f) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (g) shall incur no liability under or in respect of this Agreement or any of the other Loan Documents by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopy) or any telephone message believed by it to be genuine and signed or sent by the proper party or parties.

         SECTION 12.3. THE ADMINISTRATIVE AGENT INDIVIDUALLY. With respect to its Ratable Portion, the Administrative Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender. The terms "Lenders" or "Requisite Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity as a Lender or as one of the Requisite Lenders. AMR Finance and its Affiliates may engage in any kind of business with any Loan Party as if it were not acting as the Administrative Agent or a Lender.

         SECTION 12.4. LENDER CREDIT DECISION. Each Lender acknowledges that it shall, independently and without reliance upon the Administrative Agent or any other Lender conduct its own independent investigation of the financial condition and affairs of the Borrower and each other Loan Party in connection with the making and continuance of the Loans and with the issuance of the Letters of Credit. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its






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own credit decisions in taking or not taking action under this Agreement and other Loan Documents.

         SECTION 12.5. INDEMNIFICATION. Each Lender agrees to indemnify the Administrative Agent and each of its Affiliates, and each of their respective directors, officers, employees, agents and advisors (to the extent not reimbursed by the Borrower), from and against such Lender's aggregate Ratable Portion of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements (including fees and disbursements of legal counsel) of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against, the Administrative Agent or any of its Affiliates, directors, officers, employees, agents and advisors in any way relating to or arising out of this Agreement or the other Loan Documents or any action taken or omitted by the Administrative Agent under this Agreement or the other Loan Documents; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's or such Affiliate's gross negligence or willful misconduct. Without limiting the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including fees and disbursements of legal counsel) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of its rights or responsibilities under, this Agreement or the other Loan Documents, to the extent that the Administrative Agent is not reimbursed for such expenses by the Borrower or another Loan Party.

         SECTION 12.6. SUCCESSOR ADMINISTRATIVE AGENT. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower; provided that so long as no Event of Default then exists, Borrowers shall have consented thereto. Upon any such resignation, the Requisite Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Requisite Lenders, and shall have accepted such appointment, within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, selected from among the Lenders. Upon the acceptance of any appointment as Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. Prior to any retiring Administrative Agent's resignation hereunder as Administrative Agent, the retiring Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as Administrative Agent under the Loan Documents. After such resignation, the retiring Administrative Agent shall continue to have the benefit of this Article XII as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.



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                                  ARTICLE XIII

                                  MISCELLANEOUS

         SECTION 13.1. AMENDMENTS, WAIVERS, ETC.

         (a) No amendment or waiver of any provision of this Agreement or any other Loan Document nor consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be in writing and signed by the Requisite Lenders, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by each Lender affected thereby, in addition to the Requisite Lenders, do any of the following:

             (i) waive any of the conditions specified in Sections 3.1 or 3.2 except with respect to a condition based upon another provision hereof, the waiver of which requires only the concurrence of the Requisite Lenders;

             (ii) increase the Commitments of the Lenders or subject the Lenders to any additional obligations; provided, however, that any such increase with respect to the Term Loan Commitments or the Revolving Loan Commitments shall require the consent of the Requisite Term Loan Lenders or the Requisite Revolving Credit Lenders, as the case may be;

             (iii) extend the scheduled final maturity of any Loan, or waive, reduce or postpone any scheduled date fixed for the payment or reduction of principal (it being understood that Section 2.7 does not provide for scheduled dates fixed for payment) or of the Commitments;

             (iv) reduce the principal amount of any Loan (other than by the payment or prepayment thereof);

             (v) reduce the rate of interest on any Loan or any fee payable hereunder;

             (vi) postpone any scheduled date fixed for payment of such interest or fees;

             (vii) change the aggregate Ratable Portions of the Lenders which shall be required for the Lenders or any of them to take any action hereunder;

             (viii) release all or substantially all of the Collateral except as provided in Section 10.7(b) or release any Guarantor from its obligations under the Guaranty except in connection with sale or other disposition permitted by this Agreement (or permitted pursuant to a waiver or consent of a transaction otherwise prohibited by this Agreement); or

             (ix) amend Section 10.7(b) or this Section 13.1 or the definition of the terms "Requisite Lenders" or "Requisite Revolving Credit Lenders" or "Requisite Term Loan Lenders" or "Ratable Portion";

and provided, further, (A) that any modification of the application of payments to the Term Loans pursuant to Section 2.7 shall require the consent of the Requisite Term Loan Lenders and any such modification of the application of payments to the Revolving Loans pursuant to Section 2.7 or the reduction of the Revolving Credit Commitments pursuant to Section 2.3(b) shall require the consent of the Requisite Revolving Credit Lenders and (B) that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement or the other Loan Documents.

         (b) The Administrative Agent may, but shall have no obligation to, with the written concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of that Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any Loan Parties in any case shall entitle such Loan Party to any other or further notice or demand in similar or other circumstances.

         SECTION 13.2. ASSIGNMENTS AND PARTICIPATIONS.

         (a) Each Lender, with the consent of the Administrative Agent, may sell, transfer, negotiate or assign to one or more Persons (an "Assignee") all or a portion of its rights and obligations hereunder; provided, however, that
(A) if any such assignment shall be of the assigning Lender's Revolving Loans then outstanding and Revolving Credit Commitment, such assignment shall cover the same percentage of such Lender's Revolving Loans then outstanding and Revolving Credit Commitment, and (B) if any such assignment shall be of the assigning Lender's Term Loans and Term Credit Commitment, such assignment shall cover the same percentage of such Lender's Term Loans and Term Credit Commitment.

         (b) The parties to each assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording, an Assignment and Acceptance, together with any Note subject to such assignment. Upon such execution, delivery, acceptance and recording and the receipt by the Administrative Agent from the assignee of an assignment fee in the amount of $3,500 from and after the effective date specified in such Assignment and Acceptance, (i) the assignee thereunder shall become a party hereto and, to the extent that rights and obligations under the Loan Documents have been assigned to such assignee pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender, and (ii) the assignor thereunder shall, to the extent that rights and obligations under this Agreement have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (except those which survive the payment in full of the Obligations) and be released from its obligations under the Loan Documents, other than those relating to events or circumstances occurring prior to such assignment (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under the Loan Documents, such Lender shall cease to be a party hereto).

         (c) The Administrative Agent shall maintain at its address referred to in Section 13.8 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recording of the names and addresses of the Lenders and the Commitments of and principal amount of the Loans owing to each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Loan Parties, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender for all purposes of this Agreement. The Register shall be available for inspection by the Borrower, the Administrative Agent or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, the Administrative Agent shall, if such Assignment and Acceptance has been completed, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and
(iii) give prompt notice thereof to the Borrower. Within five (5) Business Days after its receipt of such notice, the Borrower, at its own expense, shall, if requested by such assignee, execute and deliver to the Administrative Agent, new Notes to the order of such assignee in an amount equal to the Commitments assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has surrendered any Note for exchange in connection with the assignment and has retained Commitments hereunder, new Notes to the order of the assigning Lender in an amount equal to the Commitments retained by it hereunder. Such new Notes shall be dated the same date as the surrendered Notes and be in substantially the form of Exhibit B-1 or Exhibit B-2 hereto, as applicable.

         (e) In addition to the other assignment rights provided in this Section 13.2, each Lender may assign, as collateral or otherwise, any of its rights under this Agreement (including rights to payments of principal or interest on the Loans).

         (f) Each Lender may sell participations to one or more Persons in or to all or a portion of its rights and obligations under the Loan Documents (including all its rights and obligations with respect to the Term Loans and Revolving Loans). The terms of such participation shall not, in any event, require the participant's consent to any amendments, waivers or other modifications of any provision of any Loan Documents, the consent to any departure by any Loan Party therefrom, or to the exercising or refraining from exercising any powers or rights which such Lender may have under or in respect of the Loan Documents (including the right to enforce the obligations of the Loan Parties), except if any such amendment, waiver or other modification or consent would (i) reduce the amount, or postpone any date fixed for, any amount (whether of principal, interest or fees) payable to such participant under the Loan Documents, to which such participant would otherwise be entitled under such participation or (ii) result in the release of all or substantially all of the Collateral other than in accordance with Section 10.7(b). In the event of the sale of any participation by any Lender, (A) such Lender's obligations under the Loan Documents shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties for the performance of such obligations, (C) such Lender shall remain the holder of such Obligations for all purposes of this Agreement and (D) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Each participant shall be entitled to the benefits of Sections 2.11 and 2.12 as if it were a Lender; provided, however, that anything herein to the contrary notwithstanding, the Borrower shall not, at any time, be obligated to pay to any participant of any interest of any Lender, under Section 2.11 or 2.12, any sum in excess of the sum which the Borrower would have been obligated to pay to such Lender in respect of such interest had such participation not been sold.

         SECTION 13.3. COSTS AND EXPENSES.

         (a) The Loan Parties agree upon demand to pay, or reimburse the Administrative Agent for, all of the Administrative Agent's reasonable internal and external audit, legal, appraisal, valuation, filing, document duplication and reproduction and investigation expenses and for all other reasonable out-of-pocket costs and expenses of every type and nature (including, without limitation, the reasonable fees, expenses and disbursements of the

Administrative Agent's counsel, Weil, Gotshal & Manges LLP, local legal counsel, auditors, accountants, appraisers, printers, insurance and environmental advisers, and other consultants and agents) incurred by the Administrative Agent in connection with (i) the Administrative Agent's audit and investigation of the Borrower and its Subsidiaries in connection with the preparation, negotiation and execution of the Loan Documents and the Administrative Agent's periodic audits of the Borrower and its Subsidiaries, as the case may be; (ii) the preparation, negotiation, execution and interpretation of this Agreement (including, without limitation, the satisfaction or attempted satisfaction of any of the conditions set forth in Article III), the Loan Documents and any proposal letter or commitment letter issued in connection therewith and the making of the Loans hereunder; (iii) the creation, perfection or protection of the Liens under the Loan Documents (including, without limitation, any reasonable fees and expenses for local counsel in various jurisdictions); (iv) the ongoing administration of this Agreement and the Loans, including consultation with attorneys in connection therewith and with respect to the Administrative Agent's rights and responsibilities hereunder and under the other Loan Documents; (v) the protection, collection or enforcement of any of the Obligations or the enforcement of any of the Loan Documents; (vi) the commencement, defense or intervention in any court proceeding relating in any way to the Obligations, any Loan Party, any of the Borrower's Subsidiaries, the Asset Purchase Agreement, this Agreement or any of the other Loan Documents;
(vii) the response to, and preparation for, any subpoena or request for document production with which the Administrative Agent is served or deposition or other proceeding in which the Administrative Agent is called to testify, in each case, relating in any way to the Obligations, any Loan Party, any of the Borrowers' Subsidiaries, the Asset Purchase Agreement, this Agreement or any of the other Loan Documents; and (viii) any amendments, consents, waivers, assignments, restatements, or supplements to any of the Loan Documents and the preparation, negotiation, and execution of the same, in each case without further order of the Bankruptcy Court.

         (b) The Loan Parties further agree to pay or reimburse the Administrative Agent and each of the Lenders upon demand for all out-of-pocket costs and expenses, including, without limitation, reasonable attorneys' fees (including allocated costs of internal counsel and costs of settlement), incurred by the Administrative Agent and such Lenders (i) in enforcing any Loan Document or Obligation or any security therefor or exercising or enforcing any other right or remedy available by reason of an Event of Default; (ii) in connection with any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a "work-out"; (iii) in commencing, defending or intervening in any litigation or in filing a petition, complaint, answer, motion or other pleadings in any legal proceeding relating to the Obligations, any Loan Party, any of the Borrowers' Subsidiaries and related to or arising out of the transactions contemplated hereby or by any of the other Loan Documents or the Asset Purchase Agreement; and (iv) in taking any other action in or with respect to any suit or proceeding described in clauses (i) through (iii) above.

         SECTION 13.4. INDEMNITIES.

         (a) The Loan Parties agree to indemnify and hold harmless the Administrative Agent, each Lender and each of their respective Affiliates, and each of the directors, officers, employees, agents, representative, attorneys, consultants and advisors of or to any of the foregoing (including those retained in connection with the satisfaction or attempted satisfaction of any of the conditions set forth in Article III) (each such Person being an "Indemnitee") from and against any and all claims, damages, liabilities, obligations, losses, penalties, actions, judgments, suits, costs, disbursements and expenses of any kind or nature (including fees and disbursements of counsel to any such Indemnitee) which may be imposed on, incurred by or asserted against any such Indemnitee in connection with or arising out of any investigation, litigation or proceeding, whether or not any such Indemnitee is a party thereto, whether direct, indirect, or consequential and whether based on any federal, state or local law or other statutory regulation, securities or commercial law or regulation, or under common law or in equity, or on contract, tort or otherwise, in any manner relating to or arising out of this Agreement, any other Loan Document, any Obligation, any Disclosure Document, or any act, event or transaction related or attendant to any thereof, or the use or intended use of the proceeds of the Loans or in connection with any investigation of any potential matter covered hereby (collectively, the "Indemnified Matters"); provided, however, that the Loan Parties shall not have any obligation under this Section 13.4 to an Indemnitee with respect to any Indemnified Matter caused by or resulting from the gross negligence or willful misconduct of that Indemnitee, as determined by a court of competent jurisdiction in a final non-appealable judgment or order. Without limiting the foregoing, Indemnified Matters include (i) all Environmental Liabilities and Costs arising from or connected with the past, present or future operations of the Borrower or any of its Subsidiaries involving any property subject to a Collateral Document, or damage to real or personal property or natural resources or harm or injury alleged to have resulted from any Release of Contaminants on, upon or into such property or any contiguous real estate; (ii) any costs or liabilities incurred in connection with any Remedial Action concerning the Borrower or any of its Subsidiaries; (iii) any costs or liabilities incurred in connection with any Environmental Lien; (iv) any costs or liabilities incurred in connection with any other matter under any Environmental Law, including CERCLA and applicable state property transfer laws, whether, with respect to any of such matters, such Indemnitee is a mortgagee pursuant to any leasehold mortgage, a mortgagee in possession, the successor in interest to the Borrower or any of its Subsidiaries, or the owner, lessee or operator of any property of the Borrower or any of its Subsidiaries by virtue of foreclosure, except, with respect to those matters referred to in clauses (i), (ii), (iii) and (iv) above, to the extent incurred following (A) foreclosure by the Administrative Agent or any Lender, or the Administrative Agent or any Lender having become the successor in interest to the Borrower or any of its Subsidiaries, and (B) attributable solely to acts of the Administrative Agent or such Lender or any agent on behalf of the Administrative Agent or such Lender.

         (b) The Borrower shall indemnify the Administrative Agent and the Lenders for, and hold the Administrative Agent and the Lenders harmless from and against, any and all claims for brokerage commissions, fees and other compensation made against the Administrative Agent and the Lenders for any broker, finder or consultant with respect to any agreement, arrangement or understanding made by or on behalf of any Loan Party or any of its Subsidiaries in connection with the transactions contemplated by this Agreement.

         (c) The Loan Parties agree that any indemnification or other protection provided to any Indemnitee pursuant to this Agreement (including pursuant to this Section 13.4) or any other Loan Document shall (i) survive payment in full of the Obligations and (ii) inure to the benefit of any Person who was at any time an Indemnitee under this Agreement or any other Loan Document.

         SECTION 13.5. LIMITATION OF LIABILITY. THE LOAN PARTIES AGREE THAT NO INDEMNITEE SHALL HAVE ANY LIABILITY (WHETHER DIRECT OR INDIRECT, IN CONTRACT, TORT OR OTHERWISE) TO ANY LOAN PARTY OR ANY OF THEIR RESPECTIVE SUBSIDIARIES OR ANY OF THEIR EQUITY HOLDERS OR CREDITORS FOR OR IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY AND IN THE OTHER LOAN DOCUMENTS AND ASSET PURCHASE AGREEMENT, EXCEPT TO THE EXTENT SUCH LIABILITY IS FOUND IN A FINAL JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH INDEMNITEE'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. IN

NO EVENT, HOWEVER, SHALL ANY INDEMNIFIED PARTY BE LIABLE ON ANY THEORY OF LIABILITY FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES AND EACH OF THE LOAN PARTIES HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY SUCH CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

         SECTION 13.6. RIGHT OF SET-OFF. Upon the occurrence and during the continuance of any Event of Default each Lender and each Affiliate of a Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or its Affiliates to or for the credit or the account of any Loan Parties against any and all of the Obligations now or hereafter existing whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and although such Obligations may be unmatured. The rights of each Lender under this Section 13.6 are in addition to the other rights and remedies (including other rights of set-off) which such Lender may have.

         SECTION 13.7. SHARING OF PAYMENTS, ETC.

         (a) If any Lender shall receive any payment (whether voluntary, involuntary, through the exercise of any right of set-off or otherwise) of the Loans owing to it, any interest thereon, fees in respect thereof or amounts due pursuant to Section 13.3 or 13.4 (other than payments pursuant to Section 2.11 or 2.12) in excess of its Ratable Portion of all payments of such Obligations obtained by all the Lenders, such Lender (a "Purchasing Lender") shall forthwith purchase from the other Lenders (each, a "Selling Lender") such participations in their Loans or other Obligations as shall be necessary to cause such Purchasing Lender to share the excess payment ratably with each of them.

         (b) If all or any portion of any payment received by a Purchasing Lender is thereafter recovered from such Purchasing Lender, such purchase from each Selling Lender shall be rescinded and such Selling Lender shall repay to the Purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Selling Lender's ratable share (according to the proportion of (i) the amount of such Selling Lender's required repayment to (ii) the total amount so recovered from the Purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. (c) The Borrower agrees that any Purchasing Lender so purchasing a participation from a Selling Lender pursuant to this Section 13.7 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

         SECTION 13.8. NOTICES, ETC. All notices, demands, requests and other communications provided for in this Agreement shall be given in writing, or by any telecommunication device capable of creating a written record and addressed to the party to be notified, as follows:

         (a)      if to the Loan Parties:

                  Trans World Airlines, Inc.
                  One City Centre
                  515 North 6th Street
                  St. Louis, Missouri  63101
                  Attention:  Kate Soled
                  Facsimile:  (314) 589-3461

                  with a copy to:

                  Kirkland & Ellis
                  Aon Center
                  200 East Randolph Drive
                  Chicago, Illinois  60601
                  Attention:  Andrew M. Kaufman
                  Facsimile:  (312) 861-2200

         (b) if to any Lender, at the address specified opposite its name on
Schedule II or on the signature page of any applicable Assignment and Acceptance;

         (c)      if to the Administrative Agent:

                  AMR Finance, Inc.
                  4333 Amon Carter Boulevard
                  Mail Drop 5618
                  Fort Worth, Texas  76155
                  Attention:  General Counsel
                  Facsimile:  (817) 967-2501

                  with a copy to:

                  Weil, Gotshal & Manges LLP
                  767 Fifth Avenue
                  New York, New York  10153
                  Attention:  Thomas A. Roberts
                  Facsimile:  (212) 310-8007

or at such other address as shall be notified in writing (i) in the case of the Borrower and the Administrative Agent, to the other parties and (ii) in the case of all other parties, to the Borrower and the Administrative Agent. All such notices and communications shall be effective upon personal delivery (if delivered by hand, including any overnight courier service), when deposited in the mails (if sent by mail), or when properly transmitted (if sent by a telecommunications device); provided, however, that notices and communications to the Administrative Agent pursuant to Article II or X shall not be effective until received by the Administrative Agent.

         SECTION 13.9. NO WAIVER; REMEDIES. No failure on the part of any Lender or the Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 13.10. BINDING EFFECT. Upon entry of the Interim Order, this Agreement shall become effective when it shall have been executed by the Loan Parties and the Administrative Agent and when the Administrative Agent shall have been notified by each Lender that such Lender has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each Lender and their respective successors and assigns, except that none of the Loan Parties shall have the right to assign their respective rights or obligations hereunder or any interest herein without the prior written consent of the Lenders.

         SECTION 13.11. GOVERNING LAW. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

         SECTION 13.12. SUBMISSION TO JURISDICTION; SERVICE OF PROCESS.

         (a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE BANKRUPTCY COURT OR IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE LOAN PARTIES HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

         (b) EACH OF THE LOAN PARTIES HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS IN ANY SUIT, ACTION OR PROCEEDING BROUGHT IN THE UNITED STATES OF AMERICA ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS BY THE MAILING (BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID) OR DELIVERING OF A COPY OF SUCH PROCESS TO EACH LOAN PARTY AT ITS ADDRESS SPECIFIED IN SECTION 13.8. THE LOAN PARTIES AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

         (c) Nothing contained in this Section 13.12 shall affect the right of the Administrative Agent or any Lender to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against the Borrower or any other Loan Party in any other jurisdiction.

         (d) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in Dollars into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase Dollars with such other currency at the spot rate of exchange quoted by the Administrative Agent at 11:00
a.m. (Dallas time) on the Business Day preceding that on which final judgment is given, for the purchase of Dollars, for delivery two (2) Business Days thereafter.

         SECTION 13.13. WAIVER OF JURY TRIAL. EACH OF THE ADMINISTRATIVE AGENT, THE LENDERS AND THE LOAN PARTIES IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT.

         SECTION 13.14. MARSHALING; PAYMENTS SET ASIDE. None of the Administrative Agent or any Lender shall be under any obligation to marshal any assets in favor of the Loan Parties or any other party or against or in payment of any or all of the Obligations. To the extent that any of the Loan Parties make a payment or payments to the Administrative Agent or the Lenders or any of such Persons receives payment from the proceeds of the Collateral or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, right and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         SECTION 13.15. SECTION TITLES. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         SECTION 13.16. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document.

         SECTION 13.17. ENTIRE AGREEMENT. This Agreement, together with all of the other Loan Documents and all certificates and documents delivered hereunder or thereunder, embodies the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof. Delivery of an executed signature page of this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all parties shall be lodged with the Borrower and the Administrative Agent.

         SECTION 13.18. CONFIDENTIALITY. Each Lender and the Administrative Agent agree to keep all material non-public information obtained by it pursuant hereto and the other Loan Documents confidential in accordance with such Lender's or the Administrative Agent's, as the case may be, customary practices and agrees that it will only use such information in connection with the transactions contemplated by this Agreement and not disclose any of such information other than (a) to such Lender's or the Administrative Agent's, as the case may be, employees, representatives and agents who are or are expected to be involved in the evaluation of such information in connection with the transactions contemplated by this Agreement and who are advised of the confidential nature of such information, (b) to the extent such information presently is or hereafter becomes available to such Lender or the Administrative Agent, as the case may be, on a non-confidential basis from a source other than the Borrower and its Subsidiaries, (c) to the extent disclosure is required by law, regulation or judicial order, (d) to assignees or participants or potential assignees or participants who agree to be bound by the provisions of this Section 13.18, or (e) to the extent permitted pursuant to Section 7.6.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                               TRANS WORLD AIRLINES, INC.,
                               as Borrower

                               By:
                                  --------------------------------------------
                                  Name:    William F. Compton
                                  Title:   President and Chief Executive
                                           Officer


                               AMBASSADOR FUEL CORPORATION,
                               as a Guarantor

                               By:
                                  --------------------------------------------
                                  Name:    Michael Palumbo
                                  Title:   President


                               MEGA ADVERTISING INC.,
                               as a Guarantor

                               By:
                                  --------------------------------------------
                                  Name:    Paul J.M. Rutterer
                                  Title:   Secretary


                               NORTHWEST 112TH STREET CORPORATION,
                               as a Guarantor

                               By:
                                  --------------------------------------------
                                  Name:    Paul J.M. Rutterer
                                  Title:   Secretary


                               THE TWA AMBASSADOR CLUB, INC.,
                               as a Guarantor

                               By:
                                  --------------------------------------------
                                  Name:    Paul J.M. Rutterer
                                  Title:   Secretary




[SIGNATURE PAGE TO SECURED DEBTOR IN POSSESSION
CREDIT AND SECURITY AGREEMENT]

                               TRANS WORLD COMPUTER SERVICES, INC.,
                               as a Guarantor

                               By:
                                  --------------------------------------------
                                  Name:    Paul J.M. Rutterer
                                  Title:   Secretary


                               TRANSCONTINENTAL & WESTERN AIR, INC.,
                               as a Guarantor

                               By:
                                  --------------------------------------------
                                  Name:    William F. Compton
                                  Title:   President


                               TWA AVIATION, INC.,
                               as a Guarantor

                               By:
                                  --------------------------------------------
                                  Name:    Paul J.M. Rutterer
                                  Title:   Secretary


                               TWA GROUP, INC.,
                               as a Guarantor

                               By:
                                  --------------------------------------------
                                  Name:    Paul J.M. Rutterer
                                  Title:   Secretary


                               TWA STANDARDS & CONTROLS, INC.,
                               as a Guarantor

                               By:
                                  --------------------------------------------
                                  Name:    Paul J.M. Rutterer
                                  Title:   Assistant Secretary


                               OZARK GROUP, INC.,
                               as a Guarantor

                               By:
                                  --------------------------------------------
                                  Name:    Michael Palumbo
                                  Title:   President


[SIGNATURE PAGE TO SECURED DEBTOR IN POSSESSION
CREDIT AND SECURITY AGREEMENT]

                               TWA NIPPON, INC.,
                               as a Guarantor

                               By:
                                  --------------------------------------------
                                  Name:    Paul J.M. Rutterer
                                  Title:   Secretary


                               TWA EMPLOYEE SERVICES, INC.,
                               as a Guarantor

                               By:
                                  --------------------------------------------
                                  Name:    Paul J.M. Rutterer
                                  Title:   Secretary


                               TWA GETAWAY VACATIONS, INC.,
                               as a Guarantor

                               By:
                                  --------------------------------------------
                                  Name:    Paul J.M. Rutterer
                                  Title:   Assistant Secretary


                               TRANS WORLD EXPRESS, INC.,
                               as a Guarantor

                               By:
                                  --------------------------------------------
                                  Name:    Paul J.M. Rutterer
                                  Title:   Secretary


                               INTERNATIONAL AVIATION SECURITY, INC.,
                               as a Guarantor

                               By:
                                  --------------------------------------------
                                  Name:    Paul J.M. Rutterer
                                  Title:   Secretary


[SIGNATURE PAGE TO SECURED DEBTOR IN POSSESSION
CREDIT AND SECURITY AGREEMENT]

                               GETAWAY MANAGEMENT SERVICES, INC., as a Guarantor

                               By:
                                  --------------------------------------------
                                  Name:    Paul J.M. Rutterer
                                  Title:   Secretary


                               THE GETAWAY GROUP (UK), INC.,
                               as a Guarantor

                               By:
                                  --------------------------------------------
                                  Name:    Paul J.M. Rutterer
                                  Title:   Secretary


                               AMR FINANCE, INC.,
                               as Administrative Agent and Lender

                               By:
                                   --------------------------------------------
                                   Name:
                                   Title:


[SIGNATURE PAGE TO SECURED DEBTOR IN POSSESSION
CREDIT AND SECURITY AGREEMENT]

                                    EXHIBIT A

                       ASSIGNMENT AND ACCEPTANCE AGREEMENT

                  This Assignment and Acceptance Agreement (this "Agreement") is made as of _______________, ____ by and between __________________________________ (the "Assignor Lender") and
________________________ (the "Assignee Lender") and acknowledged and consented to by AMR Finance, Inc., as administrative agent for the Lenders party to the Credit Agreement referred to below (the "Administrative Agent"). All capitalized terms used in this Agreement and not otherwise defined herein will have the respective meanings set forth in the Credit Agreement as hereinafter defined.

                                    RECITALS:

                  WHEREAS, Trans World Airlines, Inc., a Delaware corporation (the "Borrower"), the Subsidiaries of the Borrower party thereto, as Guarantors, the Lenders from time to time party thereto and the Administrative Agent, have entered into that certain Secured Debtor In Possession Credit and Security Agreement dated as of January __, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

                  WHEREAS, the Assignor Lender desires to assign to the Assignee Lender [all/a portion] of its interest in the Loan (as described below) and the Collateral and to delegate to the Assignee Lender [all/a portion] of its Commitments and other duties with respect to the Loan and the Collateral; and

                  WHEREAS, the Assignee Lender desires to become a Lender under the Credit Agreement and to accept such assignment and delegation from the Assignor Lender; and

                  WHEREAS, the Assignee Lender desires to appoint the Administrative Agent as agent for the Assignee Lender under the Credit Agreement;

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Assignor Lender and the Assignee Lender agree as follows:

1.       ASSIGNMENT, DELEGATION, AND ACCEPTANCE

                  1.1 Assignment. The Assignor Lender hereby transfers and assigns to the Assignee Lender, without recourse and without any representation or warranty of any kind (except as set forth in Section 3.2 hereof), [all/such percentage] of the Assignor Lender's right, title and interest in the Loan, the Loan Documents and the Collateral as will result in the Assignee Lender having as of the Effective Date (as hereinafter defined) a Pro Rata Share thereof, as set forth below:

                Principal Amount                 Pro Rata Share
         $                                                  %
           -------------------------                 ------

                  1.2 Delegation. The Assignor Lender hereby irrevocably assigns and delegates to the Assignee Lender [all/a portion] of its Commitments and its other duties and obligations as a Lender under the Loan Documents equivalent to [100%/___%] of the Assignor Lender's [Revolving/Term] Credit Commitment (such percentage representing a commitment of $ ________).

                  1.3 Acceptance by the Assignee Lender. By its execution of this Agreement, the Assignee Lender irrevocably purchases, assumes and accepts such assignment and delegation and agrees to be a Lender with respect to the delegated interest under the Loan Documents and to be bound by the terms and conditions thereof. By its execution of this Agreement, the Assignor Lender agrees, to the extent provided herein, to relinquish its rights and be released from its obligations and duties under the Credit Agreement.

                  1.4 Effective Date. Such assignment and delegation by the Assignor Lender and acceptance by the Assignee Lender will be effective and the Assignee Lender will become a Lender under the Loan Documents as of [no earlier than the date of this Agreement] (the "Effective Date") and upon payment of the Assigned Amount and the Assignment Fee (as each term is defined below). [Interest and Fees accrued prior to the Effective Date are for the account of the Assignor Lender, and interest and Fees accrued from and after the Effective Date are for the account of the Assignee Lender.]

2.       INITIAL PAYMENT AND DELIVERY OF NOTES

                  2.1 Payment of the Assigned Amount. The Assignee Lender will pay to the Assignor Lender, in immediately available funds, not later than 12:00 noon (New York time) on the Effective Date, an amount equal to its Pro Rata Share of the then outstanding principal amount of the Loans as set forth above in Section 1.1 [together with accrued interest, Fees and other amounts as set forth on Schedule 2.1] (the "Assigned Amount").

                  2.2 Payment of Assignment Fee. The Assignor Lender will pay to the Administrative Agent, for its own account in immediately available funds, not later than 12:00 noon (New York time) on the Effective Date, the assignment fee in the amount of $3,500 (the "Assignment Fee") as required pursuant to
Section 13.2(b) of the Credit Agreement.

                  2.3 Execution and Delivery of Notes. Following payment of the Assigned Amount and the Assignment Fee, the Assignor Lender will deliver to the Administrative Agent the [Revolving/Term] Credit Note previously delivered to the Assignor Lender for redelivery to the Loan Parties and the Administrative Agent will obtain from the Borrower for delivery to [the Assignor Lender and] the Assignee Lender, new executed [Revolving/Term] Credit Note[s] evidencing the Assignee Lender's [and the Assignor Lender's respective] Pro Rata Share[s] in the Loans after giving effect to the assignment described in Section 1. Each new [Revolving/Term] Credit Note will be issued in the aggregate maximum principal amount of the [applicable] Commitment [of the Lender to whom such [Revolving/Term] Credit Note is issued] OR [the Assignee Lender].

3.       REPRESENTATIONS, WARRANTIES AND COVENANTS

                  3.1 Assignee Lender's Representations, Warranties and Covenants. The Assignee Lender hereby represents, warrants and covenants the following to the Assignor Lender and the Administrative Agent:

                           (a) This Agreement is a legal, valid and binding
                  agreement of the Assignee Lender, enforceable according to its terms;

                           (b) The execution and performance by the Assignee
                  Lender of its duties and obligations under this Agreement and the Loan Documents will not require any registration with, notice to, or consent or approval by any Governmental Authority;

                           (c) The Assignee Lender is familiar with transactions
                  of the kind and scope reflected in the Loan Documents and in this Agreement;

                           (d) The Assignee Lender has made its own independent
                  investigation and appraisal of the financial condition and affairs of each Loan Party, has conducted its own evaluation of the Loan, the Loan Documents and each Loan Party's creditworthiness, has made its decision to become a Lender to the Loan Parties under the Credit Agreement independently and without reliance upon the Assignor Lender or the Administrative Agent, and will continue to do so;

                           (e) The Assignee Lender is entering into this
                  Agreement in the ordinary course of its business, and is acquiring its interest in the Loan for its own account and not with a view to or for sale in connection with any subsequent distribution; provided, however, that at all times the distribution of the Assignee Lender's property shall, subject to the terms of the Credit Agreement, be and remain within its control;

                           (f) No future assignment or participation granted by
                  the Assignee Lender pursuant to Section 13.2 of the Credit Agreement will require the Assignor Lender, the Administrative Agent or any Loan Party to file any registration statement with the Securities and Exchange Commission or to apply to qualify under the blue sky laws of any state;

                           (g) The Assignee Lender has no loans to, written or
                  oral agreements with, or equity or other ownership interest in any Loan Party;

                           (h) The Assignee Lender will not enter into any
                  written or oral agreement with, or acquire any equity or other ownership interest in, any Loan Party without the prior written consent of the Administrative Agent; and

                           (i) As of the Effective Date, the Assignee Lender (i)
                  is entitled to receive payments of principal and interest in respect of the Obligations without deduction for or on account of any taxes imposed by the United States of America or any political subdivision thereof [, (ii) is not subject to capital adequacy or similar requirements under Section 2.11 of the Credit Agreement, and (iii) does not require the payment of any increased costs under Section 2.12 of the Credit Agreement,] and the Assignee Lender will indemnify the Administrative Agent from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs or expenses that result from the Assignee Lender's failure to fulfill its obligations under the terms of
                  Section 12.5 of the Credit Agreement [or from any other inaccuracy in the foregoing].

                           3.2. Assignor Lender's Representations, Warranties
and Covenants. The Assignor Lender hereby represents, warrants and covenants the following to the Assignee Lender:

                           (a) The Assignor Lender is the legal and beneficial
                  owner of the Assigned Amount;

                           (b) This Agreement is a legal, valid and binding
                  agreement of the Assignor Lender, enforceable according to its terms;

                           (c) The execution and performance by the Assignor
                  Lender of its duties and obligations under this Agreement and the Loan Documents will not require any registration with, notice to or consent or approval by any Governmental Authority;

                           (d) The Assignor Lender has full power and authority,
                  and has taken all action necessary to execute and deliver this Agreement and to fulfill the obligations hereunder and to consummate the transactions contemplated hereby;

                           (e) The Assignor Lender is the legal and beneficial
                  owner of the interests being assigned hereby, free and clear of any adverse claim, Lien, restriction on transfer, purchase option, call or similar right of a third party; and

                           (f) This Assignment by the Assignor Lender to the
                  Assignee Lender complies, in all material respects, with the terms of the Loan Documents.

4.       LIMITATIONS OF LIABILITY

                  Neither the Assignor Lender (except as provided in Section 3.2 hereof) nor the Administrative Agent makes any representations or warranties of any kind, nor assumes any responsibility or liability whatsoever, with regard to
(a) the Loan Documents or any other document or instrument furnished pursuant thereto or the Loan or other Obligations, (b) the creation, validity, genuineness, enforceability, sufficiency, value or collectibility of any of them, (c) the amount, value or existence of the Collateral, (d) the perfection or priority of any Lien upon the Collateral, or (e) the financial condition of any Loan Party or other obligor or the performance or observance by any Loan Party of its Obligations under any of the Loan Documents. Neither the Assignor Lender nor the Administrative Agent has or will have any duty, either initially or on a continuing basis, to make any investigation, evaluation, appraisal of, or any responsibility or liability with respect to the accuracy or completeness of, any information provided to the Assignee Lender which has been provided to the Assignor Lender or the Administrative Agent by any Loan Party. Nothing in this Agreement or in the Loan Documents shall impose upon the Assignor Lender or the Administrative Agent any fiduciary relationship in respect of the Assignee Lender.

5.       FAILURE TO ENFORCE

                  No failure or delay on the part of the Administrative Agent or the Assignor Lender in the exercise of any power, right or privilege hereunder or under any Loan Document will impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein. No single or partial exercise of any such power, right, or privilege will preclude further exercise thereof or of any other right, power, or privilege. All rights and remedies existing under this Agreement are cumulative with, and not exclusive of, any rights or remedies otherwise available.

6.       NOTICES

                  Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given will be in writing and addressed to the respective party as set forth below its signature hereunder, or to such other address as the party may designate in writing to the other.

7.       AMENDMENTS AND WAIVERS

                  No amendment, modification, termination or waiver of any provision of this Agreement will be effective without the written concurrence of the Assignor Lender, the Administrative Agent and the Assignee Lender.

8.       SEVERABILITY

                  Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law. In the event any provision of this Agreement is or is held to be invalid, illegal, or unenforceable under applicable law, such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of the Agreement. In addition, in the event any provision of or obligation under this Agreement is or is held to be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations in any other jurisdictions will not in any way be affected or impaired thereby.

9.       SECTION TITLES

                  Section and Subsection titles in this Agreement are included for convenience of reference only, do not constitute a part of this Agreement for any other purpose, and have no substantive effect.

10.      SUCCESSORS AND ASSIGNS

                  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

11.      APPLICABLE LAW

                  THIS AGREEMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

12.      COUNTERPARTS

                  This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, will be deemed an original and all of which shall together constitute one and the same instrument.

                  IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above,

ASSIGNEE LENDER:                            ASSIGNOR LENDER:


By:                                         By:
    ------------------------------------      ----------------------------------
Name:                                       Name:
     -----------------------------------         -------------------------------
Title:                                      Title:
       ---------------------------------          ------------------------------


Notice Address:                             Notice Address:

ACKNOWLEDGED AND CONSENTED TO:

AMR FINANCE, INC.,
as the Administrative Agent



By:
    ------------------------------
Name:
     -----------------------------
Title:
       ---------------------------

                                  SCHEDULE 2.1




Assignor Lender's Loans

Principal Amount
----------------
Loan                                                          $
                                                                -------

Accrued Interest                                              $
                                                                -------

Other + or -                                                  $
                                                                -------

Total                                                         $
                                                                =======


All determined as of the Effective Date.

                                  EXHIBIT B - 1

                              REVOLVING CREDIT NOTE

Lender: [_______________]                                    New York, New York
Principal Amount: [$___________]                             January __, 2001

                  FOR VALUE RECEIVED, the undersigned, Trans World Airlines, Inc., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of the Lender set forth above (the "Lender") the Principal Amount set forth above, or, if less, the aggregate unpaid principal amount of all Revolving Loans (as defined in the Credit Agreement referred to below) of the Lender to the Borrower, payable at such times, and in such amounts, as are specified in the Credit Agreement.

                  The Borrower promises to pay interest on the unpaid principal amount of the Revolving Loans from the date made until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

                  Both principal and interest are payable in Dollars to the Loan Account in immediately available funds.

                  This Note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, that certain Secured Debtor In Possession Credit and Security Agreement, dated as of January __, 2001 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Subsidiaries of the Borrower party thereto, as Guarantors, the Lenders from time to time party thereto and AMR Finance, Inc., as Administrative Agent. Capitalized terms used herein and not defined herein are used herein as defined in the Credit Agreement.

                  The Credit Agreement, among other things, (i) provides for the making of Revolving Loans by the Lender to the Borrower in an aggregate amount not to exceed at any time outstanding the Principal Amount set forth above, the indebtedness of the Borrower resulting from such Revolving Loans being evidenced by this Note and (ii) contains provisions for acceleration of the maturity of the unpaid principal amount of this Note upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

                  This Note is entitled to the benefits of the Guaranty and is secured as provided in the Credit Agreement.

                  Demand, diligence, presentment, protest and notice of non-payment and protest are hereby waived by the Borrower.

                  This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.


              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                                     B-1-1

                  IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized officer as of the day and year and at the place set forth above.

                                                 TRANS WORLD AIRLINES, INC.



                                                 By:
                                                    ----------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                  EXHIBIT B - 2

                                 TERM LOAN NOTE

Lender: [_______________]                                    New York, New York
Principal Amount: [$_______________]                         January __, 2001

                  FOR VALUE RECEIVED, the undersigned, Trans World Airlines, Inc., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of the Lender set forth above (the "Lender") the Principal Amount set forth above, or, if less, the aggregate unpaid principal amount of the Term Loans (as defined in the Credit Agreement referred to below) of the Lender to the Borrower, payable at such times, and in such amounts, as are specified in the Credit Agreement.

                  The Borrower promises to pay interest on the unpaid principal amount of such Term Loan from the date made until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

                  Both principal and interest are payable in Dollars to the Loan Account in immediately available funds.

                  This Note is one of the Term Loan Notes referred to in, and is entitled to the benefits of, that certain Secured Debtor In Possession Credit and Security Agreement, dated as of January __, 2001 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Subsidiaries of the Borrower party thereto, as Guarantors, the Lenders from time to time party thereto and AMR Finance, Inc., as Administrative Agent. Capitalized terms used herein and not defined herein are used herein as defined in the Credit Agreement.

                  The Credit Agreement, among other things, (i) provides for the making of Term Loans by the Lender to the Borrower in an aggregate amount not to exceed at any time outstanding the Principal Amount set forth above, the indebtedness of the Borrower resulting from such Term Loans being evidenced by this Note and (ii) contains provisions for acceleration of the maturity of the unpaid principal amount of this Note upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

                  This Note is entitled to the benefits of the Guaranty and is secured as provided in the Credit Agreement.

                  Demand, diligence, presentment, protest and notice of non-payment and protest are hereby waived by the Borrower.

                  This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.



              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]


                                      B-2-1

                  IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized officer as of the day and year and at the place set forth above.

                                           TRANS WORLD AIRLINES, INC.



                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                --------------------------------

                                    EXHIBIT C

                               NOTICE OF BORROWING

AMR Finance, Inc.,
    as Administrative Agent under the
    Credit Agreement referred to below
4333 Amon Carter Boulevard                                      January __, 2001
Fort Worth, Texas  76155

Attention:

             Re:    Trans World Airlines, Inc. (the "Borrower")

                  Reference is made to the Secured Debtor in Possession Credit and Security Agreement, dated as of January __, 2001 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Subsidiaries of the Borrower party thereto, as Guarantors, the Lenders from time to time party thereto and AMR Finance, Inc., as Administrative Agent. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

                  The Borrower hereby gives you notice, pursuant to Section 2.2 of the Credit Agreement that the undersigned hereby requests a Borrowing of [Revolving Loans/Term Loans] under the Credit Agreement and, in that connection, sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 2.2 of the Credit Agreement:

                    (i) The date of the Proposed Borrowing is __________, ____
               (the "Funding Date").

                    (ii) The aggregate amount of the Revolving Credit Borrowing is $_________. After giving effect to the proposed Revolving Credit Borrowing, Borrower's Available Credit is $_________.

                    (iii) The aggregate amount of the Term Loan Borrowing is
               $_________.

                  The undersigned hereby certifies that the following statements are true on the date hereof and shall be true on the Funding Date both before and after giving effect thereto and to the application of the proceeds therefrom:

                    (i) the representations and warranties set forth in Article
               IV of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Funding Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date in which case, such representations and warranties were true and correct in all material respects as of such earlier date; and

                    (ii) no Default or Event of Default has occurred and is
               continuing on the Funding Date.

                                             TRANS WORLD AIRLINES, INC.



                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                    EXHIBIT D

                       FORM OF BORROWING BASE CERTIFICATE

Pursuant to the Secured Debtor In Possession Credit and Security Agreement dated as of January __, 2001, among Trans World Airlines, Inc., a Delaware corporation, as debtor and debtor in possession under chapter 11 of the Bankruptcy Code (the "Borrower"), the Subsidiaries of the Borrower listed on the signature pages thereof as guarantors, as debtors and debtors in possession under chapter 11 of the Bankruptcy Code (the "Guarantors"), the Lenders from time to time party thereto and AMR Finance, Inc., a Delaware corporation, as administrative agent for the Lenders (the "Administrative Agent") (including all annexes, exhibits or schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, (the "Credit Agreement"), the undersigned certifies that as of the close of business on the date set forth below, the Borrowing Base is computed as set forth below.

The undersigned represents and warrants that this Borrowing Base Certificate is a true and correct statement of, and that the information attached hereto is true and correct in all material respects regarding, the status of Receivables, Eligible Receivables and the Borrowing Base and that the amounts reflected herein are in compliance with the provisions of the Credit Agreement. The undersigned further represents and warrants that there is no Default or Event of Default and the representations and warranties set forth in Article IV of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date in which case, such representations and warranties were true and correct in all material respects as of such earlier date. The undersigned understands that the Lenders will extend loans in reliance upon the information contained herein. In the event of a conflict between the following summary of eligibility criteria and the Credit Agreement, the Credit Agreement shall govern. Capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Credit Agreement

                                                    TRANS WORLD AIRLINES, INC.



                                                    By:
                                                       -------------------------
                                                       Duly Authorized Signatory

                                                                     EXHIBIT E-1


                                January 10, 2001

The Lenders party to the Credit Agreement referred to below, and AMR Finance, Inc., as Administrative Agent for the Lenders

                          Re: Trans World Airlines Inc.
                              -------------------------

Ladies and Gentlemen:

                  We have acted as counsel to Trans World Airlines Inc., a Delaware corporation ("Borrower"), and a debtor and debtor-in-possession under the Bankruptcy Code, the subsidiaries of the Borrower listed on Schedule A to this letter (collectively, the "Subsidiaries", and together with Borrower, each a "Loan Party" and collectively the "Loan Parties"), subsidiaries of the Borrower acting as guarantors and as debtors and debtors-in-possession, in connection with the preparation, authorization, execution and delivery of, and the consummation of the transactions contemplated by that certain Secured Debtor in Possession Credit and Security Agreement, dated as of January 10, 2001, among Borrower, Subsidiaries, the lenders from time to time party thereto, as Lenders, and AMR Finance, Inc., as Administrative Agent (the "Credit Agreement"). This opinion is being delivered to you pursuant to Section 3.1 of the Credit Agreement. Capitalized terms defined in the Credit Agreement used herein, and not otherwise defined herein, shall have the meanings given them in the Credit Agreement.

                  For purposes of this opinion letter, we have examined originals or copies (certified or otherwise identified to our satisfaction) of the following documents:

                  (a) the Credit Agreement and the Exhibits and Schedules annexed thereto; and

                  (b) the Interim Order.

                  Subject to the assumptions, qualifications, exclusions and other limitations identified in this letter, we are of the opinion that:

1. Upon entry of the Interim Order by the Bankruptcy Court and subject thereto, the Credit Agreement will be duly executed and delivered on behalf of each Loan Party that is a party thereto and (assuming the due authorization, execution and delivery thereof by the parties thereto other than the Loan Parties) will constitute a valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms. No opinion is expressed in this opinion as to the creation, perfection or priority of any Liens, and we note that the enforcement of any Liens may require filings with and the approval of the Bankruptcy Court.

2. Upon entry of the Interim Order by the Bankruptcy Court and subject thereto, the execution and delivery of the Credit Agreement, the consummation of the transactions contemplated thereby, and the compliance by each Loan Party, as applicable, with any of the provisions thereof pertaining to such Loan Party will not conflict with, constitute a default under or violate any applicable provision of existing New York, Delaware general corporate or federal statutory law or rule or regulation covered by this letter.

3. Other than the entry of the Interim Order of the Bankruptcy Court, no approval, authorization, consent, permit, order or other action of any New York, Delaware or federal Governmental Authority is required in connection with (i) the execution, delivery or performance by any Loan Party of the Credit Agreement, or (ii) the legality, validity, binding effect or enforceability of the Credit Agreement, except for the filings required by the terms of the Credit Agreement in connection with the Liens created in favor of the Administrative Agent by the Credit Agreement and except that
     (a) we express no opinion regarding actions or filings required in connection with the ordinary course conduct by each Loan Party of its business and ownership or operation by each Loan Party of its assets, to the extent that the same may be required by the Credit Agreement, and (b) enforcement of any liens with respect to the Loan Parties may require filing with and approval of the Bankruptcy Court.

4. The making of the extensions of credit to the Borrower under the Credit Agreement does not violate Regulations T, U or X of the Board of Governors of the Federal Reserve System under the Securities Exchange Act of 1934, as amended.

5. The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

6. The Interim Order has been entered, is in full force and effect in accordance with its terms, and, to our knowledge based on the review of the docket of the Reorganization Cases, no order amending, staying, vacating or rescinding the Interim Order has been entered by the Bankruptcy Court.

                  For purposes of this letter, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the accuracy and completeness of all documents we have reviewed, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies and the authenticity of the originals of such latter documents. We have further assumed that each of the Loan Parties is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, with full right, power and authority to execute and deliver the Credit Agreement and to carry out the terms thereof, that each Loan Party has all requisite power and authority to execute and deliver the Credit Agreement and to perform its respective obligations thereunder, and that the execution, delivery and performance by each Loan Party of the Credit Agreement, and the consummation of the transactions under the Credit Agreement, have been duly authorized by all necessary corporate action on the part of each such Loan Party. We understand that you have received and are satisfied with the opinion of Kathleen A. Soled, Senior Vice President and General Counsel of the Borrower, as to the matters assumed in the preceding sentence.

                  We have further assumed that the Credit Agreement and every other agreement we have examined for purposes of this letter constitutes a valid and binding obligation of each party to that document and that each such party has satisfied all legal requirements that are applicable to such party to the extent necessary to entitle such party to enforce such agreement (except that we make no such assumptions with respect to the Loan Parties).

                  For purposes of our opinions in paragraph 1, we have also assumed that the Credit Agreement constitutes or will constitute the valid and binding obligations of each party thereto other than the Loan Parties, enforceable against each such party in accordance with its respective terms.

                  For purposes of (a) our opinions in paragraphs 2 and 3, we have also assumed that the Loan Parties will in the future obtain all permits and governmental approvals required, and will in the future take all actions required, relevant to the consummation of transactions or the performance under the Credit Agreement and (b) our opinions in paragraph 2, will not in the future take any discretionary action (including a decision not to act) permitted under the Credit Agreement that would result in a violation of law or governmental regulation to which the Loan Parties may be subject.

                  For purposes of our opinion in paragraph 4, we have assumed that none of the proceeds of the Loans will be used for the purpose of buying, carrying or trading in securities or buying or carrying any part of an investment contract security which shall be deemed credit for the purpose of buying or carrying the entire security (in each case within the meaning of the definition of "purpose credit" in Regulation T of the Board of Governors of the Federal Reserve System) or for the purpose, whether immediate, incidental, or ultimate, of buying or carrying margin stock (within the meaning of the definition of "purpose credit" in Regulation U of the Board of Governors of the Federal Reserve System) and that all required statements that the credits extended or to be extended under the Credit Agreement are not "purpose credit" will be obtained on a timely basis.

                  In preparing this letter we have relied without independent verification upon: (i) factual information represented to be true in the Credit Agreement and other documents specifically identified at the beginning of this letter as having been read by us; (ii) factual information provided to us by the Loan Parties or their representatives; and (iii) factual information we have obtained from such other sources as we have deemed reasonable. We have assumed that there has been no relevant change or development between the dates as of which the information cited in the preceding sentence was given and the date of this letter and that the information upon which we have relied is accurate and does not omit disclosures necessary to prevent such information from being misleading. In rendering our opinions in paragraphs 1, 2 and 3 above, we have relied upon the terms of the Interim Order and we express no opinion with respect to any amendment, modification, vacation or stay with respect to the Interim Order after the date hereof.

                  We confirm that we do not have knowledge that has caused us to conclude that our reliance and assumptions cited in the six immediately preceding paragraphs are unwarranted. Whenever this letter provides advice about (or based upon) our knowledge or awareness of any particular information or about any information which has or has not come to our attention such advice is based entirely on the conscious awareness at the time this letter is delivered on the date it bears by the lawyers with Kirkland & Ellis at that time who spent substantial time representing the Loan Parties in negotiating the transactions contemplated by the Credit Agreement or in representing the Loan Parties in the Reorganization Cases.

                  Each opinion (an "enforceability opinion") in this letter that any particular contract is a valid and binding obligation or is enforceable in accordance with its terms is subject to: (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and judicially developed doctrines in this area such as substantive consolidation and equitable subordination; (ii) the effect of general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity); and (iii) other commonly recognized statutory and judicial constraints on enforceability including statutes of limitations. "General principles of equity" include but are not limited to: principles limiting the availability of specific performance and injunctive relief; principles which limit the availability of a remedy under certain circumstances where another remedy has been elected; principles requiring reasonableness, good faith and fair dealing in the performance and enforcement of an agreement by the party seeking enforcement; and principles affording equitable defenses such as waiver, laches and estoppel. It is possible that certain terms in a particular contract covered by our enforceability opinion may not prove enforceable for reasons other than those explicitly cited in this letter should an actual enforcement action be brought, but (subject to all the exceptions, qualifications, exclusions and other limitations contained in this letter) such unenforceability would not in our opinion prevent the party entitled to enforce that contract from realizing the principal benefits purported to be provided to that party by the terms in that contract which are covered by our enforceability opinion.

                  Our advice on every legal issue addressed in this letter is based exclusively on the Delaware General Corporation Law, the internal laws of the State of New York and the federal law of the United States (including Federal bankruptcy laws), and represents our opinion as to how that issue would be resolved were it to be considered by the highest court in the jurisdiction which enacted such law. We express no opinion as to what law might be applied by any other courts to resolve any issue addressed by our opinion and we express no opinion as to whether any relevant difference exists between the laws upon which our opinions are based and any other laws which may actually be applied to resolve issues which may arise under the Credit Agreement. The manner in which any particular issue would be treated in any actual court case would depend in part on facts and circumstances particular to the case. This letter is not intended to guarantee the outcome of any legal dispute which may arise in the future.

                  This letter does not cover any law which in our experience would generally not be considered by lawyers in New York for purposes of the opinions contained in this letter. We express no opinion with respect to any federal or state securities (or "blue sky") laws or regulations or laws and regulations administered by the United States Securities and Exchange Commission, federal or state antitrust or unfair competition laws or any laws, statutes, governmental rules or regulations which in our experience are not applicable generally to credit transactions of the kind covered by the Credit Agreement when undertaken by general business corporations which are not engaged in any material respect in regulated activities or businesses. We express no opinion regarding the enforceability of any provision providing for indemnification for liabilities arising under securities laws.

                  This letter speaks as of the time of its delivery on the date it bears. We do not assume any obligation to provide you with any subsequent opinion or advice by reason of any fact about which we did not have knowledge at that time, by reason of any change subsequent to that time in any law other governmental requirement or interpretation thereof covered by any of our opinions or advice, or for any other reason.

                  You may rely upon this letter only for the purpose served by the provision in the Credit Agreement cited in the initial paragraph of this opinion letter in response to which it has been delivered. Without our written consent: (i) no person other than you or the Loan Parties may rely on this opinion letter for any purpose; (ii) this opinion letter may not be cited or quoted in any financial statement, prospectus, private placement memorandum or other similar document; (iii) this opinion letter may not be cited or quoted in any other document or communication which might encourage reliance upon this opinion letter by any person or for any purpose excluded by the restrictions in this paragraph; and (iv) copies of this opinion letter may not be furnished to anyone for purposes of encouraging such reliance; provided, however, that financial institutions which become assignees in accordance with the provisions of section 13.2 of the Credit Agreement may rely on this opinion as of the time of its delivery on the date hereof as if such assignees were addressees hereof.


                                                      Sincerely,


                                                      Kirkland & Ellis

              [Form of Opinion of TWA In-house Counsel]            EXHIBIT E-2




                                January 10, 2001

The Lenders party to the Credit Agreement referred to below, and AMR Finance, Inc., as Administrative Agent for the Lenders


                          Re: Trans World Airlines Inc.

Ladies and Gentlemen:

                  I am [Senior Vice President and General Counsel] of Trans World Airlines Inc., a Delaware corporation ("Borrower"), and a debtor and debtor-in-possession under the Bankruptcy Code, the subsidiaries of the Borrower listed on Schedule A to this letter (collectively, the "Subsidiaries", and together with Borrower, each a "Loan Party" and collectively the "Loan Parties"), subsidiaries of the Borrower acting as guarantors and as debtors and debtors-in-possession, and in that capacity I have participated in the preparation, authorization, execution and delivery of, and the consummation of the transactions contemplated by that certain Secured Debtor in Possession Credit and Security Agreement, dated as of January 10, 2001, among Borrower, Subsidiaries, the lenders from time to time party thereto, as Lenders, and AMR Finance, Inc., as Administrative Agent (the "Credit Agreement"). This opinion is being delivered to you pursuant to Section 3.1 of the Credit Agreement. Capitalized terms defined in the Credit Agreement used herein, and not otherwise defined herein, shall have the meanings given them in the Credit Agreement.

                  For purposes of this opinion letter, I have examined originals or copies (certified or otherwise identified to our satisfaction) of the following documents:

                  (a) the Credit Agreement and the Exhibits and Schedules annexed thereto;

                  (b)      the Interim Order;

                  (c) the certificates or articles of incorporation and bylaws of each of the Loan Parties, as amended to date; and

                  (d) all records of proceedings and actions of the Boards of Directors of the Loan Parties relating to the Credit Agreement and the transactions contemplated thereby.

                  Subject to the assumptions, qualifications, exclusions and other limitations identified in this letter, I am of the opinion that:

1. Each Loan Party is a corporation validly existing and in good standing under the laws of its state of incorporation, with full right, power and authority to carry on its business, to own or hold under lease its properties, and to execute and deliver the Credit Agreement and to carry out the terms thereof.

2. Each Loan Party has all requisite power and authority to execute and deliver the Credit Agreement and to perform its respective obligations thereunder. The execution, delivery and performance by each Loan Party of the Credit Agreement, and the consummation of the transactions under the Credit Agreement, have been duly authorized by all necessary corporate action on the part of each such Loan Party, and the Credit Agreement has been duly executed and delivered on behalf of each Loan Party that is a party thereto.

3. Upon entry of the Interim Order by the Bankruptcy Court and subject thereto, the execution and delivery of the Credit Agreement, the consummation of the transactions contemplated thereby, and the compliance by each Loan Party, as applicable, with any of the provisions thereof pertaining to such Loan Party will not conflict with, constitute a default under or violate (i) any applicable provision of existing Missouri statutory law or rule or regulation covered by this letter, (ii) any of the terms, conditions or provisions of its Constituent Documents, or (iii) any judgment, writ, injunction, decree, order, or ruling of any court or Governmental Authority binding on any Loan Party of which I am aware.

                  For purposes of this letter, I have assumed the genuineness of all signatures (other than those on behalf of any Loan Party), the legal capacity of all natural persons, the accuracy and completeness of all documents I have reviewed, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified, conformed or photostatic copies and the authenticity of the originals of such latter documents.

                  For purposes of my opinions in paragraph 3, I have also assumed that the Loan Parties will in the future obtain all permits and governmental approvals required, and will in the future take all actions required, relevant to the consummation of transactions or the performance under the Credit Agreement and will not in the future take any discretionary action (including a decision not to act) permitted under the Credit Agreement that would result in a violation of law or governmental regulation to which the Loan Parties may be subject.

                  I confirm that I do not have knowledge that has caused me to conclude that my reliance and assumptions cited in the preceding paragraphs are unwarranted.

                  My advice on every legal issue addressed in this letter is based exclusively on the Delaware General Corporation Law and the internal laws of the State of Missouri, and represents my opinion as to how that issue would be resolved were it to be considered by the highest court in the jurisdiction which enacted such law. I express no opinion as to what law might be applied by any other courts to resolve any issue addressed by my opinion and I express no opinion as to whether any relevant difference exists between the laws upon which my opinions are based and any other laws which may actually be applied to resolve issues which may arise under the Credit Agreement. The manner in which any particular issue would be treated in any actual court case would depend in part on facts and circumstances particular to the case. This letter is not intended to guarantee the outcome of any legal dispute which may arise in the future.

                  This letter speaks as of the time of its delivery on the date it bears. I do not assume any obligation to provide you with any subsequent opinion or advice by reason of any fact about which I did not have knowledge at that time, by reason of any change subsequent to that time in any law other governmental requirement or interpretation thereof covered by any of my opinions or advice, or for any other reason.

                  You may rely upon this letter only for the purpose served by the provision in the Credit Agreement cited in the initial paragraph of this opinion letter in response to which it has been delivered. Without my written consent: (i) no person other than you or the Loan Parties may rely on this opinion letter for any purpose; (ii) this opinion letter may not be cited or quoted in any financial statement, prospectus, private placement memorandum or other similar document; (iii) this opinion letter may not be cited or quoted in any other document or communication which might encourage reliance upon this opinion letter by any person or for any purpose excluded by the restrictions in this paragraph; and (iv) copies of this opinion letter may not be furnished to anyone for purposes of encouraging such reliance; provided, however, that financial institutions which become assignees in accordance with the provisions of section 13.2 of the Credit Agreement may rely on this opinion as of the time of its delivery on the date hereof as if such assignees were addressees hereof.

                                        Sincerely,

                                                                     EXHIBIT F

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


---------------------------------------X
IN RE:                                 :
                                       :     CHAPTER 11
TRANS WORLD AIRLINES, INC. ET AL.,(1)  :

                                       :     CASE NOS. 01-[___] (___)
                                       :     THROUGH 01-[___] (___)
                                       :
                    DEBTORS.           :     (JOINTLY ADMINISTERED)
---------------------------------------X


                 INTERIM ORDER (i) AUTHORIZING DEBTORS TO ENTER
                    INTO POSTPETITION FINANCING AGREEMENT AND
                    OBTAIN POSTPETITION FINANCING PURSUANT TO
                     SECTION 364(c) OF THE BANKRUPTCY CODE,
                  (ii) GRANTING LIENS AND SUPER-PRIORITY CLAIMS
                AND (iii) SCHEDULING THE HEARING ON THE DEBTORS'
               MOTION TO INCUR SUCH FINANCING ON A PERMANENT BASIS
               AND APPROVING THE FORM AND METHOD OF NOTICE THEREOF

                  Upon the motion, dated January 10, 2001 (the "Motion"), of Trans World Airlines, Inc. ("TWA") and the other above-captioned debtors (collectively, the "Guarantors"), each as debtor and debtor in possession (TWA and the Guarantors each, individually, a "Debtor" and, collectively, the "Debtors"), (a) for authorization and approval, pursuant to section 364(c) of title 11 of the United States Code (the "Bankruptcy Code") and rule 4001(c)(2) of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"), to (i) enter into and perform their obligations under that certain $200,000,000 Secured Debtor In Possession Credit Agreement, dated as of January 10, 2001 (as the same may be amended, supplemented or otherwise modified from time to



----------

(1) The Debtors are the following entities: Trans World Airlines, Inc., Ambassador Fuel Corporation, LAX Holding Company, Inc., Mega Advertising Inc., Northwest 112th Street Corporation, The TWA Ambassador Club, Inc., Trans World Computer Services, Inc., Transcontinental & Western Air, Inc., TWA Aviation, Inc., TWA Group, Inc., TWA Standards & Controls, Inc., TWA Stock Holding Company, TWA-D.C. Gate Company, Inc., TWA-LAX Gate Company, Inc., TWA Logan Gate Co., Inc., TWA-NY/NJ Gate Company, Inc., TWA-Omnibus Gate Company, Inc., TWA-San Francisco Gate Company, Inc., TWA-Hangar 12 Holding Company,
time, the "DIP Credit Agreement"(2), by and among TWA, as Borrower, the Guarantors, the Lenders, and AMR Finance, Inc. ("AMR"), as Administrative Agent (the "Agent"), substantially in the form of Exhibit "A" to the Motion, and obtain postpetition financing pursuant to the terms and provisions thereof (ii) grant security interests, liens, encumbrances and super-priority administrative expense claims to the Agent and the Lenders pursuant to section 364(c) of the Bankruptcy Code, and (iii) pending a final hearing on the Motion (the "Final Hearing"), obtain emergency postpetition loans under the DIP Credit Agreement to and including the date on which the Final Order (as hereinafter defined) is entered (the "Interim Facility"), and (b) in accordance with Bankruptcy Rule 4001(c)(2), requesting that this Court schedule the Final Hearing and approve notice with respect thereto; and the Court having considered the Motion, the Exhibits thereto, including, without limitation, the DIP Credit Agreement, the Affidavit of Michael J. Palumbo in Support of First Day Motions filed contemporaneously herewith, and all other pleadings and papers filed in these Cases in support of the First Day Orders; and in accordance with Bankruptcy Rule 4001(c)(1) and (2), due and proper notice of the Motion having been given; and a hearing to consider approval of the Interim Facility having been held and concluded on the date hereof (the "Interim Hearing"); and upon all of the pleadings filed with the Court and all of the proceedings held before the Court; and after due deliberation and consideration and good and sufficient cause appearing therefor,

----------

     Inc., Ozark Group, Inc. , TWA Nippon, Inc. , TWA Employee Services, Inc, TWA Getaway Vacations, Inc., Trans World Express, Inc., International Aviation Security Inc., Getaway Management Services, Inc., and The Getaway Group (U.K.) Inc.

(2) Unless otherwise defined herein, all capitalized terms used herein have the meanings ascribed to such terms in the DIP Credit Agreement.

                  IT IS HEREBY FOUND:

                  A. On January 10, 2001 (the "Petition Date"), the Debtors each commenced in this Court a case under chapter 11 of the Bankruptcy Code. The Debtors are continuing to operate their respective businesses and manage their respective properties as debtors in possession pursuant to sections 1107 and 1108 of the Bankruptcy Code.

                  B. Pursuant to an Order of this Court, these chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered.

                  C. This Court has jurisdiction over this proceeding and the parties in interest and properties and interests in properties affected hereby under sections 157(b) and 1334 of title 28 of the United States Code (the "Judiciary Code"). Consideration of the Motion constitutes a core proceeding under section 157(b)(2) of the Judiciary Code. The statutory predicates for the relief granted herein are sections 105 and 364 of the Bankruptcy Code and Bankruptcy Rules 4001(c)(1) and (c)(2). Venue of the Debtors' Cases and this Motion in this district is proper pursuant to sections 1408 and 1409 of the Judiciary Code.

                  D. An immediate and critical need exists for the Debtors to obtain funds in order to continue the operation of their businesses. Without such funds, the Debtors will not be able to pay their employees and other direct operating expenses, resulting in an immediate cessation of the Debtors' businesses and causing irreparable harm to the Debtors' estates. At this time, the ability of the Debtors to finance their operations and the availability to them of sufficient working capital and liquidity through the incurrence of new indebtedness for borrowed money, and other financial accommodations, are essential to the ability of the Debtors to meet their financial obligations and thereby maintain the confidence of the Debtors' vendors, suppliers and customers, and to the preservation and maintenance of the going concern value of the Debtors' estates.

                  E. The Debtors have attempted, but have been unable, to obtain interim financing from sources other than the Lenders on terms more favorable than under the Post-Petition Loan Documents (as hereinafter defined). The Debtors have been unable to obtain unsecured credit or unsecured debt allowable under section 503(b)(1) of the Bankruptcy Code as an administrative expense pursuant to section 364(a) or (b) of the Bankruptcy Code. New credit is unavailable to the Debtors without their (a) granting to the Agent and the Lenders claims having priority over that of other administrative expenses of the kind specified in sections 503(b) and 507(b) of the Bankruptcy Code (other than the Carve-Out (as hereinafter defined)) and (b) securing such loans and other obligations with liens on and security interests in all the prepetition and postpetition assets, properties and interests in property of the Debtors as provided herein and in the Post-Petition Loan Documents.

                  F. The Lenders have indicated a willingness to consent and agree to provide financing to the Debtors subject to (i) the entry of this Order, (ii) the terms and conditions of the DIP Credit Agreement and the other Post-Petition Loan Documents, and (iii) findings by the Court that such financing is essential to the Debtors' estates, is being incurred and provided in good faith, and that the Agent's and the Lenders' security interests, liens, encumbrances, claims, super-priority administrative expense claims and other protections granted pursuant to this Order, the DIP Credit Agreement and the other

Post-Petition Loan Documents will not be affected by any subsequent reversal, modification, vacatur or amendment of this Order or any other order, as provided in section 364(e) of the Bankruptcy Code.

                  G. Telephonic or facsimile notice of the Interim Hearing and the entry of this Order has been given to the twenty (20) largest creditors listed in the Debtors' consolidated list of creditors, the Agent, the Lenders and the Office of the United States Trustee for the District of Delaware. Under these urgent circumstances, requisite notice of the Motion and the relief requested thereby has been provided in accordance with Bankruptcy Rule 4001, which notice is adequate and sufficient for all purposes under the Bankruptcy Code, including, without limitation, sections 102(1) and 364 of the Bankruptcy Code, and no other notice need be given for entry of this Order.

                  H. Good cause has been shown for entry of this Order. The ability of the Debtors to finance the continuation of their respective operations and the availability to them of sufficient working capital through the incurrence of new indebtedness for borrowed money and other financial accommodations is in the best interests of the Debtors and their respective creditors and estates. Among other things, entry of this Order will minimize any disruption of the Debtors' businesses and operations and permit them to meet payroll and other operating expenses, obtain needed supplies, and thereby retain customer, supplier and employee confidence by demonstrating that they have the financial ability and wherewithal to maintain normal operations. The interim financing authorized hereunder is vital to avoid immediate irreparable harm to the Debtors' estates and to allow the orderly continuation of the Debtors' businesses.

                  I. The DIP Credit Agreement and the other Post-Petition Loan Documents have been negotiated in good faith and at arm's length between the Debtors, the Agent and the Lenders and any credit extended, loans made and other financial accommodations extended to the Debtors by the Lenders shall be deemed to have been extended or made, as the case may be, in good faith within the meaning of section 364(e) of the Bankruptcy Code.

                  J. The terms of the Post-Petition Loan Documents are fair and reasonable, reflect the Debtors' exercise of prudent business judgment consistent with their fiduciary duties and are supported by reasonably equivalent value and fair consideration.

                  K. The Debtors have requested immediate entry of this Order pursuant to Bankruptcy Rule 4001(c)(2). Such relief is necessary to avoid immediate and irreparable harm to the Debtors. This Court concludes that entry of this Order is in the best interest of the Debtors, their estates and creditors as its implementation will, among other things, allow for the continuous operation and rehabilitation of the Debtors' businesses.

IT IS HEREBY ORDERED, ADJUDGED AND DECREED:

                  1. The Motion is granted.

                  2. The Debtors are hereby authorized to enter into, execute and deliver the DIP Credit Agreement and any and all documents and instruments delivered pursuant thereto or in connection therewith (collectively, the "Post-Petition Loan Documents"), and to perform their respective obligations thereunder on the terms and subject to the conditions thereof. The DIP Credit Agreement and the other Post-Petition Loan Documents are hereby approved.

                  3. Upon execution and delivery of the DIP Credit Agreement and the other Post-Petition Loan Documents, such agreements, documents and instruments shall constitute valid, binding obligations of the Debtors, enforceable against each of the Debtors in accordance with their terms; provided, however, that notwithstanding any other provision hereof or of the Post-Petition Loan Documents, pending the entry of a final order approving the DIP Credit Agreement (the "Final Order"), the aggregate amount of the Loans outstanding shall not exceed $175,000,000.


                  4. Each of the Debtors is authorized and directed to take and effect all actions, to execute and deliver all agreements, instruments and documents and to pay all present and future fees, costs, expenses and taxes (including, without limitation, all fees and expenses of professionals engaged by the Agent or any Lender, in accordance with the terms of the DIP Credit Agreement), that may be provided for under or required or necessary for its performance under the DIP Credit Agreement and the other Post-Petition Loan Documents, including, without limitation, the execution and delivery of the DIP Credit Agreement, each Term Credit Note and each Revolving Credit Note, all in substantially the forms attached to the DIP Credit Agreement, and the performance of all of its obligations thereunder, in each case without further order of this Court other than the Final Order for the purpose of accessing borrowings in the maximum amount provided under the DIP Credit Agreement.

                  5. As security for the payment and performance of all Obligations, including under the DIP Credit Agreement and the other Post-Petition Loan Documents, and all obligations and liabilities hereunder (collectively, the "Post-Petition Obligations"), the Agent and the Lenders shall be, and hereby are, granted, effective immediately and without any further act or deed, including the necessity of the execution by the Debtors, or the filing, recording or noticing, of financing statements, mortgages, deeds of trust, aircraft mortgages, security agreements, other filings or recordations customarily made with the FAA or other Governmental Authority, or otherwise, in accordance with sections 364(c) (2) and
(3) of the Bankruptcy Code, a first priority, fully and immediately perfected security interest in and lien on all of the property and assets of each of the Debtors and their estates of every kind or type whatsoever, tangible, intangible, real, personal and mixed, whether now owned or existing or hereafter acquired or arising, and regardless of where located, and, including, without limitation,

         (i)      all Accounts;

         (ii)     all Inventory;

         (iii)    all Equipment;

         (iv) all Contract rights, rights under Contracts and other General Intangibles, including all Intellectual Property and that portion of the Pledged Collateral constituting General Intangibles;

         (v) all Investment Property, including all Control Accounts and that portion of the Pledged Collateral constituting Investment Property;

         (vi)     all Documents, Instruments and Chattel Paper;

         (vii) all Cash Collateral Accounts, Blocked Accounts and other deposit accounts;

         (viii)   all Vehicles;

         (ix) all Real Property, including all Gates, hangars and maintenance facilities;

         (x)      all Aircraft, including each Airframe and each Engine;

         (xi)     all Spare Parts;

         (xii) all books and records pertaining to the Collateral, as hereinafter defined;

         (xiii) all other goods and personal property of the Debtors, whether tangible or intangible, wherever located, including money, letters of credit and all rights of payment or performance under letters of credit;

         (xiv) all property of any Debtor held by the Administrative Agent or any Secured Party, including all property of every description, in the possession or custody of or in transit to the Administrative Agent or such Secured Party for any purpose, including safekeeping, collection or pledge, for the account of such Debtor, or as to which such Debtor may have any right or power;

         (xv) January 10, 2001 to the extent not otherwise included, all monies and other property of any kind which is, after the Petition Date, received by such Debtor in connection with refunds with respect to taxes, assessments and governmental charges imposed on such Debtor or any of its property or income;

         (xvi) to the extent not otherwise included, all causes of action (other than claims of the Debtors under sections 544, 545, 547 and 548 of the Bankruptcy Code) and all monies and other property of any kind received therefrom, and all monies and other property of any kind recovered by any Debtor;

         (xvii) to the extent not otherwise included, all Proceeds of or from Collateral and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, any and all proceeds of insurance, indemnity, warranty or guaranty payable to any Debtor from time to time with respect to any of the foregoing; and

         (xviii) all property of the estates of each of the Debtors within the meaning of section 541 of the Bankruptcy Code

(collectively, the "Collateral"), subject only to (a) valid, perfected, enforceable, and nonavoidable liens of record as of the Petition Date, (b) the Carve-Out, and (c) Customary Permitted Liens of the Debtors. The security interests and liens granted to the Agent and the Lenders hereunder shall not be subject to any security interest or lien that is avoided and preserved for the benefit of the estates of any of the Debtors under section 551 of the Bankruptcy Code. Except as specifically provided herein, the security interests and liens granted to the Agent and the Lenders shall not be made on a parity with, or subordinated to, any other security interest or lien under section 364(d) of the Bankruptcy Code or otherwise.

                  6. The "Carve-Out" shall include only claims of the following parties for the following amounts: (i) the unpaid fees of the United States Trustee or the Clerk of the Court payable pursuant to 28 U.S.C. Section 1930(a), and (ii) the aggregate allowed unpaid fees and expenses payable under sections 330 and 331 of the Bankruptcy Code to professional persons (the "Estate Professionals") retained pursuant to an order of this Court by the Debtors or a statutory committee of unsecured creditors appointed in these Cases (the "Committee") not to exceed $10,000,000, plus any fees and expenses accrued and not yet paid on the date of the relevant Event of Default, in the aggregate; provided, however, that the Carve-Out shall not include, apply to or be available for any fees or expenses incurred by any party, including the Debtors or the Committee, in connection with the initiation or prosecution of any claims, causes of action, adversary proceedings or other litigation against (i) the Agent or the Lenders, including without limitation, challenging the amount, validity, perfection, priority or enforceability of, or asserting any defense, counterclaim or offset to, the Post-Petition Obligations or the security interests and liens of the Agent and the Lenders in respect thereof or (ii) the initiation or prosecution of any claims, causes of action, adversary proceedings or other litigation against AMR or its Affiliates, including American Airlines, Inc. ("American"), including challenging the validity or enforceability of that certain Asset Purchase Agreement dated as of even date herewith by and between TWA and American (the "Asset Purchase Agreement") or any provision thereof. So long as no Default or Event of Default shall have occurred and be continuing, the Debtors shall be permitted to pay compensation and reimbursement of expenses allowed and payable under sections 330 and 331 of the Bankruptcy Code, as the same may be due and payable, and the same shall not reduce the Carve-Out. The foregoing shall not be construed as a consent to the allowance of any fees and expenses referred to above and shall not affect the right of the Debtors, the Agent or the Lenders to object to the allowance and payment of such amounts.

                  7. The Post-Petition Obligations shall constitute, in accordance with section 364(c)(1) of the Bankruptcy Code, claims against each of the Debtors in its Chapter 11 Case which are administrative expense claims having priority over any and all administrative expenses of the kinds specified or ordered pursuant to any provision of the Bankruptcy Code, including, but not limited to, Bankruptcy Code sections 105, 326, 328, 330, 331, 503(b), 507(a), 507(b) and 546(c), subject only to the Carve-Out. Except for the Carve-Out, no costs or administrative expenses which have been or may be incurred in the Debtors' chapter 11 Cases or in subsequent cases under chapter 7 of the Bankruptcy Code as a result of a conversion pursuant to section 1112 of the Bankruptcy Code, and no priority claims, are or will be prior to or on a parity with the claims of the Agent and the Lenders with respect to the Post-Petition Obligations to the maximum extent permitted by law. Except for the Carve-Out, no other claim having a priority superior to or pari passu with that granted by this Order to the Agent and the Lenders shall be granted while any portion of the Post-Petition Obligations remains outstanding.

                  8. The Debtors may use the proceeds of the loans and advances made pursuant to the DIP Credit Agreement only for the purposes specifically set forth in the DIP Credit Agreement. Notwithstanding anything contained herein or in the DIP Credit Agreement to the contrary, no such loans or advances or any proceeds of the Collateral may be used by the Debtors or any other person or entity, directly or indirectly, to object to or contest in any manner, or raise any defenses to, the amount, validity, extent, perfection, priority or enforceability of the Post-Petition Obligations or any liens or security interests granted with respect thereto or any other rights or interests of the Agent or the Lenders, or to assert any claims or causes of action, including, without limitation, any actions under chapter 5 of the Bankruptcy Code, or the initiation or prosecution of any claims, causes of action, adversary proceedings or other litigation against the Agent, Lenders or American or to challenge in any manner the validity or enforceability of the Asset Purchase Agreement or any provision thereof.

                  9. The Post-Petition Obligations shall be due and payable, without notice or demand, on the Scheduled Termination Date.

                  10. The Agent and the Lenders shall not be required to file financing statements, mortgages, deeds of trust, notices of lien, aircraft mortgages, security agreements, other filings or recordations customarily made with the FAA or other Governmental Authority, or otherwise, or similar instruments in any jurisdiction or with any regulatory authority or effect any other action to immediately and without any further act or deed to attach or perfect the security interests and liens granted under this Order, the DIP Credit Agreement or any other Post-Petition Loan Documents. Notwithstanding the foregoing, the Agent and the Lenders may, in their sole discretion, file such financing statements, mortgages, deeds of trust, notices of lien or similar instruments or otherwise confirm perfection of such liens, security interests and mortgages without seeking modification of the automatic stay under section 362 of the Bankruptcy Code and all such documents shall be deemed to have been filed or recorded at the time and on the date of the commencement of the Chapter 11 Cases.

                  11. Upon the occurrence and during the continuance of any Event of Default, the DIP Credit Agreement shall be subject to termination in the sole discretion of the Lenders as provided therein, and upon three business days' prior written notice by the Agent to TWA, any Committee and the United States Trustee, the Agent and the Lenders shall have immediate relief from the automatic stay of section 362(a) of the Bankruptcy Code, without further order of the Court, to enforce their liens and security interests in any manner provided in the DIP Credit Agreement, the other Post-Petition Loan Documents or herein, or otherwise to take any enforcement or remedial action provided by such agreements or applicable law. Notwithstanding the occurrence of an Event of Default or the Termination Date or anything herein, all of the rights, remedies, benefits and protections provided to the Agent and the Lenders under this Order and the Post-Petition Loan Documents shall survive the Termination Date.

                  12. If it becomes necessary for the Agent or the Lenders, at any time, to exercise any of their rights and remedies hereunder or under applicable law in order to effect repayment of the Post-Petition Obligations or to receive any amounts or remittances due in connection therewith, including, without limitation, foreclosing upon and selling all or a portion of the

Collateral, the Agent and the Lenders may, without further order of this Court, exercise such rights and remedies as to all or such part of the Collateral as the Agent and the Lenders may elect in their sole discretion, subject to the Agent having given three business days' notice to TWA, the Committee and the United States Trustee. The Agent and Lenders shall not be subject to the equitable doctrine of "marshaling" or any other similar doctrine with respect to any Collateral; provided, however, that upon and during the continuation of an Event of Default, the Lenders shall have no further obligations to make any additional Loans to the Debtors and may terminate their obligations to do so without further order of this Court or notice to any other party, including the Borrowers, as may be provided for under the DIP Credit Agreement.

                  13. The Debtors shall execute and deliver to the Agent and the Lenders all such agreements, financing statements, instruments and other documents as the Agent or any of the Lenders may reasonably request to evidence, confirm, validate or perfect the liens granted pursuant hereto.

                  14. The Debtors shall promptly reimburse the Agent and the Lenders for their costs and expenses as provided for in section 13.3 of the DIP Credit Agreement. None of the costs and expenses payable pursuant to such section are subject to the approval of this Court, and no recipient of any such payment shall be required to file with respect thereto any interim or final fee application with this Court.

                  15. Nothing contained herein shall limit or expand the rights of the Agent or the Lenders with respect to any prepetition claims they have against the Debtors including, without limitation, the right to (i) seek adequate protection under sections 362, 363 or 364 of the Bankruptcy Code, (ii) seek relief from the automatic stay of section 362 of the Bankruptcy Code, (iii) request a conversion of any or all of the Debtors' Chapter

11 Cases to chapter 7 or the appointment of a trustee or an examiner under section 1104 of the Bankruptcy Code, or (iv) propose, subject to the provisions of section 1121 of the Bankruptcy Code, a chapter 11 plan or plans in any or all of these Chapter 11 Cases.

                  16. The provisions of this Order shall be binding upon and inure to the benefit of the Agent, the Lenders, the Debtors, and their respective successors and assigns. This Order shall bind any trustee hereafter appointed for the estate of any of the Debtors, whether in the Chapter 11 Cases or in the event of the conversion of any Chapter 11 Case to a liquidation under chapter 7 of the Bankruptcy Code. Such binding effect is an integral part of this Order.

                  17. The provisions of this Order and any actions taken pursuant hereto shall survive the entry of any order (a) confirming any plan of reorganization in any of the Chapter 11 Cases (and, to the extent not satisfied in full, the Post-Petition Obligations shall not be discharged by the entry of any such order, or pursuant to Bankruptcy Code section 1141(d)(4), each of the Debtors having hereby waived such discharge), (b) converting any of the Chapter 11 Cases to a chapter 7 case, or (c) dismissing any of the Chapter 11 Cases, and the terms and provisions of this Order as well as the super-priority claims and liens granted pursuant to this Order and the Post-Petition Loan Documents shall continue in full force and effect notwithstanding the entry of any such order, and such super-priority claims and liens shall maintain their priority as provided by this Order and to the maximum extent permitted by law until all of the Post-Petition Obligations are indefeasibly paid in full and discharged.

                  18. Except as expressly permitted by the DIP Credit Agreement, the Debtors will not, at any time during these Chapter 11 Cases, grant mortgages, security interests or liens in the Collateral or any portion thereof to any other parties pursuant to section 364(d) of the Bankruptcy Code or otherwise or on a parity with or superior to those granted pursuant to this Order.

                  19. Except as otherwise provided in this Order, pursuant to
Section 552(a) of the Bankruptcy Code, all property acquired by the Debtors after the Petition Date, including, without limitation, all Collateral pledged to the Agent and the Lenders pursuant to the DIP Credit Agreement and this Order, is not and shall not be subject to any lien of any entity resulting from any security agreement entered into by the Debtors prior to the Petition Date, except to the extent that such property constitutes proceeds of property of the Debtors that is subject to a valid, perfected, enforceable, and nonavoidable liens of record as of the Petition Date.

                  20. Without limiting the rights of access and information afforded the Agent and the Lenders under the Post-Petition Loan Documents, each of the Debtors shall permit representatives, agents and/or employees of the Agent and the Lenders to have reasonable access to such entity's premises and its records during normal business hours (without unreasonable interference with the proper operation of the Debtors' businesses) and shall cooperate, consult with, and provide to such persons all such non-privileged information as they may reasonably request.

                  21. The obligations of the Debtors hereunder and under the Post-Petition Loan Documents shall be joint and several.

                  22. Upon entry of this Order, the Agent and the Lenders shall be and shall be deemed to be, without any further action or notice, named as additional insureds on each insurance policy maintained by the Debtors which in any way relates to the Collateral.

                  23. If any or all of the provisions of this Order or the DIP Credit Agreement or any other Post-Petition Loan Document are hereafter modified, vacated, amended or stayed by subsequent order of this Court or any other Court, such modification, vacatur, amendment or stay shall not affect the validity of any obligation to the Agent or the Lenders that is or was incurred prior to the effective date of such modification, vacatur, amendment or stay, or the validity and enforceability of any security interest, lien or priority authorized or created by this Order, the DIP Credit Agreement or any other Post-Petition Loan Document and, notwithstanding any such modification, vacatur, amendment or stay, any obligations of the Debtors pursuant to this Order or the DIP Credit Agreement or any other Post-Petition Loan Document arising prior to the effective date of such modification, vacatur, amendment or stay shall be governed in all respects by the original provisions of this Order and the DIP Credit Agreement and the other Post-Petition Loan Documents, and the validity of any such credit extended or security interest or lien granted pursuant to this Order or the DIP Credit Agreement or the other Post-Petition Loan Documents is subject to the protection accorded under section 364(e) of the Bankruptcy Code.

                  24. This Order constitutes findings of fact and conclusions of law and takes effect and becomes enforceable immediately upon execution hereof.

                  25. This matter is set for a Final Hearing at [_:00 _].m. (Eastern Time) on January [__], 2001 in this Court, at which time any party-in-interest may appear and state its objections, if any, to future borrowings by the Debtors. Immediately, and in no event later than January [__], 2001, the Debtors shall mail, first class postage prepaid, copies of the Motion, this Order, the proposed Final Order and a notice of hearing (the "Final Hearing Notice") to (i) the Office of the United States Trustee, (ii) the attorneys for any Committee appointed in the Cases, (iii) the attorneys for the Agent and the Lenders, (iv) the District Director for Internal Revenue for the District of Delaware, (v) the Securities and Exchange Commission, (vi) the Pension Benefit Guaranty Corporation, (vii) the Office of the United States Attorney for the District of Delaware, (viii) the twenty (20) largest unsecured creditors of the Debtors on a consolidated basis, (ix) any indenture trustees with respect to any indebtedness issued by the Debtors, (x) the FAA, (xi) the Air Line Pilots Association, (xii) the International Association of Machinists and Aerospace Workers, (xiii) counsel to the Debtors' secured lenders and (xiv) any parties in interest that have filed notices of appearance and requests for service of papers pursuant to Bankruptcy Rule 2002. Objections shall be in writing, shall specify the ground(s) for and facts on which each such objection is based and shall be filed with the Clerk of the Bankruptcy Court with a copy served by hand-delivery, telecopy or overnight delivery service upon and received by Kirkland & Ellis, 200 East Randolph Drive, Chicago, Illinois 60601, Attention: James H.M. Sprayregen, Esq.; Pachulski, Stang, Ziehl, Young & Jones P.C., 919 N. Market Street, Wilmington, Delaware, 19899, Attention: Laura Davis Jones, Esq.; Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153, Attention: Alan B. Miller, Esq. and Shai Y. Waisman, Esq.; and Richards, Layton & Finger, One Rodney Square, Wilmington, Delaware 19899, Attention: Mark D. Collins, Esq., so that such objections are received on or before 4:00 p.m. on January [__], 2001; any objections by creditors or other parties-in-interest to any of the provisions of this Order shall be deemed waived unless filed and received in accordance with the notice on or before the close of business on such date.

Dated:  Wilmington, Delaware
        January 10, 2001
                                           ------------------------------------
                                                         Judge

                                  EXHIBIT G-1

                               2001 Business Plan

[TWA LOGO]

Trans World Airlines, Inc.
2001 Financial Plan

                                       JAN           FEB           MAR           APR           MAY           JUN           JUL
                                    ----------    ----------    ----------    ----------    ----------    ----------    ----------

  Passenger
     Domestic                          222,200       232,600       291,000       286,500       292,300       317,600       319,100
     Trans Atlantic                     17,000        13,400        18,800        18,500        20,400        22,900        22,900
                                    ----------    ----------    ----------    ----------    ----------    ----------    ----------
        Ttl Passenger Revenue          239,200       246,000       309,800       305,000       312,700       340,500       342,000

  Cargo                                  7,951         7,827         8,997         8,052         9,455         8,259         8,807
  Charter & Other Transport              8,251         7,612        11,847        11,108        10,885        11,794        11,827
  Getaway Tours Revenue                    389           562         1,157         1,651         1,488         1,885         2,340
  Contract Work for Others               1,595         1,541         1,519         1,574         1,548         1,557         1,603
  Other Transport Related                4,326         4,129         4,978         4,300         4,582         4,745         5,125
  RJ Segment Revenue                     6,121         6,340         8,375         8,789         9,671        11,283        12,712
                                    ----------    ----------    ----------    ----------    ----------    ----------    ----------
        Ttl other revenue               26,662        28,012        36,873        35,973        37,628        39,303        42,418
     TOTAL OPERATING REVENUE           267,862       273,012       346,673       340,973       350,528       379,803       384,418

OPERATING EXPENSES
  Salaries, Wages & Benefits           116,050       112,270       115,251       112,890       118,571       112,518       114,852
  Fuel & Oil                            46,882        44,233        50,138        48,606        50,475        50,485        52,189
  Passenger Food & Beverages             6,779         8,415         7,827         7,441         7,750         7,867         7,956
  Passenger Sales Commissions           10,676         9,768        11,878        12,037        12,405        13,153        13,674
  Advertising                            3,763         3,791         4,451         4,049         4,522         4,855         4,814
  Direct Materials & Svcs.              11,658        10,079        12,967         9,659        12,771         9,858        11,062
  Outside Services Purchased            22,265        21,674        23,347        22,198        22,921        22,202        21,733
  Depreciation & Amortization           10,606        10,588        10,619        10,557        10,694        10,621        10,571
  Aircraft Rentals                      49,280        49,289        49,586        50,108        50,373        60,835        50,832
  Facilities & Equip. Rentals            9,948         9,978        10,020        10,069         9,959         9,853         9,865
  Landing Fees & Nav Chgs.               7,380         6,608         7,257         7,070         7,603         7,411         7,665
  Getaway Tours Expense                    330           485         1,017         1,459         1,311         1,488         2,072
  RJ Expense                             7,731         8,175         9,728         9,697        10,766        11,582        12,789
  All Other Airlines Expenses           19,722        19,389        22,407        20,184        21,552        20,887        20,519
                                    ----------    ----------    ----------    ----------    ----------    ----------    ----------
  Special Charges
                                    ----------    ----------    ----------    ----------    ----------    ----------    ----------

     TOTAL OPERATING EXPENSES          325,258       312,864       338,465       327,123       341,604       333,281       340,292

OPERATING INCOME(LOSS)                 (57,394)      (38,888)       10,179        13,848         9,024        46,542        44,126
                                    ----------    ----------    ----------    ----------    ----------    ----------    ----------

AIRLINE NONOP. (INC.)/EXP.
  Interest Expense                       6,696         6,674         6,665         6,621         6,603         6,569         6,512
  Interest & Investment Income            (710)         (845)       (1,020)       (1,024)       (1,112)       (1,283)       (1,188)
  Disposition of Assets                     --            --            --            --            --            --            --
  Equity Interest in Worldspan          (2,769)       (3,684)       (4,120)       (2,976)       (2,961)       (2,192)       (1,950)
  Other Charges (Credits)-Net             (781)         (882)         (858)         (843)         (728)         (661)         (588)
                                    ----------    ----------    ----------    ----------    ----------    ----------    ----------

     TOTAL NONOP. CHARGES                2,433         1,483           657         1,778         1,602         2,213         2,506

P/(L) BEFORE INCOME TAXES              (59,827)      (40,369)        9,522        12,068         7,222        44,329        41,620
                                    ==========    ==========    ==========    ==========    ==========    ==========    ==========

                                       AUG           SEP           OCT           NOV           DEC          TOTAL
                                    ----------    ----------    ----------    ----------    ----------    ----------

  Passenger
     Domestic                          311,400       275,600       298,900       281,000       274,500     3,400,700
     Trans Atlantic                     22,100        20,700        20,000        15,600        16,200       228,500
                                    ----------    ----------    ----------    ----------    ----------    ----------
        Ttl Passenger Revenue          333,500       296,300       318,900       296,600       290,700     3,629,200

  Cargo                                  8,449         8,241         8,526         8,249         6,585       101,400
  Charter & Other Transport             12,075        11,686        12,017         9,049         9,349       127,500
  Getway Tours Revenue                   2,181         3,016         2,035         1,613         1,134        19,250
  Contract Work for Others               1,633         1,622         1,584         1,588         1,548        18,893
  Other Transport Related                4,636         4,874         4,775         4,445         4,448        55,860
  RJ Segment Revenue                    12,718        11,781        12,888        12,335        13,178       126,366
                                    ----------    ----------    ----------    ----------    ----------    ----------
        Ttl other revenue               41,693        41,222        41,821        37,258        38,238       449,299
     TOTAL OPERATING REVENUE           375,193       337,522       358,721       333,858       328,838     4,078,499

OPERATING EXPENSES
  Salaries, Wages & Benefits           116,189       113,523       113,951       117,493       115,088     1,376,546
  Fuel & Oil                            51,700        46,637        48,706        48,021        45,908       585,981
  Passenger Food & Beverages             7,905         7,209         7,757         7,308         7,204        89,457
  Passenger Sales Commissions           12,420        10,777        11,916        10,413        10,238       139,757
  Advertising                            4,610         4,370         4,536         4,245         4,090        52,500
  Direct Materials & Svcs.              14,513        12,179        11,370        11,409        10,506       138,176
  Outside Services Purchased            21,911        22,362        22,478        20,003        19,961       263,274
  Depreciation & Amortization           10,644        10,589        10,823        10,585        10,740       127,437
  Aircraft Rentals                      50,653        50,716        51,108        51,477        51,742       606,059
  Facilities & Equip. Rentals            9,815         9,811         9,870         9,788         9,762       118,769
  Landing Fees & Nav Chgs.               7,544         7,356         7,531         7,342         7,406        88,205
  Getway Tours Expense                   1,929         2,871         1,801         1,424           997        16,987
  RJ Expense                            12,784        12,322        13,880        13,775        14,671       138,103
  All Other Airlines Expenses           21,372        20,942        21,342        20,190        19,018       247,636
                                    ----------    ----------    ----------    ----------    ----------    ----------
  Special Charges                                                                                                 --
                                    ----------    ----------    ----------    ----------    ----------    ----------

     TOTAL OPERATING EXPENSES          345,520       333,592       336,750       331,575       327,931     3,981,201

OPERATING INCOME(LOSS)                  30,873         3,931        21,971         2,282         1,008        87,299
                                    ----------    ----------    ----------    ----------    ----------    ----------

AIRLINE NONOP. (INC.)/EXP.
  Interest Expense                       6,476         6,446         5,410         5,958         5,921        77,551
  Interest & Investment Income          (1,125)       (1,185)       (1,266)       (1,192)       (1,143)      (13,076)
  Disposition of Assets                     --            --            --            --            --            --
  Equity Interest in Worldspan          (2,400)       (3,067)       (3,878)       (1,135)          140       (30,992)
  Other Charges (Credits)-Net             (756)         (827)         (853)         (693)         (790)       (9,650)
                                    ----------    ----------    ----------    ----------    ----------    ----------

     TOTAL NONOP. CHARGES                2,195         1,377           413         2,938         4,128        23,923

P/(L) BEFORE INCOME TAXES               28,476         2,554        21,558          (856)       (3,122)       63,176
                                    ==========    ==========    ==========    ==========    ==========    ==========

                                  EXHIBIT G-2

                            Three Month Business Plan

                                     JAN 1


                                                   1-JAN THROUGH 17-JAN ESTIMATED CASH FLOW AT CITIBANK
                                       1-Jan       2-Jan       3-Jan       4-Jan       5-Jan       8-Jan       9-Jan
                                      ------      ------     -------      ------     -------      ------      ------
INVESTED CASH AT CITIBANK               0.0         0.0       (26.4)      (31.0)      (36.8)      (44.1)      (47.1)
IATA/ACH PYMTS                            H
W/H & FICA PYMTS                                   (4.0)                                           (3.2)
EXCISE TAX PYMTS                          O
TRANS STATES W/T                                   (1.8)                   (0.5)       (1.5)       (1.7)
AETNA MED/DENTAL                          L        (0.5)       (0.5)       (0.5)       (0.5)       (0.5)       (0.5)
CREDIT UNION                                                                           (1.5)
FUEL                                      I        (0.2)       (7.8)       (3.0)       (0.2)       (0.7)
A/C LEASES                                         (5.4)       (1.0)       (4.3)       (4.9)       (6.8)      (10.3)
PRINC + INTEREST                          D        (0.8)                               (0.5)       (0.3)       (0.4)
OTHER W/TRANSFERS                                 (11.1)       (0.2)       (2.7)       (1.3)       (0.3)       (1.5)
EST OF REFUND/LOD/ETC. CLEARINGS          A        (0.3)       (0.3)       (0.3)       (0.3)       (0.3)       (0.3)
EST OF PAYROLL CKS CLEARING                        (2.5)       (1.7)       (1.0)       (1.7)       (1.7)       (0.5)
EST OF A/P CKS CLEARING                   Y        (6.3)       (3.0)       (3.0)       (3.0)       (3.5)       (2.5)

TTL CASH OUT                            0.0       (33.0)      (14.5)      (15.3)      (15.4)      (19.0)      (18.0)

TTL RECEIPTS/CASH IN                                7.4        12.0         8.8         7.9        18.0         6.1
     SPECIAL RECEIPTS                              (0.8)       (2.1)        2.9

INCREASE/(DECREASE) CASH                0.0       (26.4)       (4.6)       (5.6)       (7.5)       (3.0)       (9.9)

INVESTED CASH AT CITIBANK               0.0       (26.4)      (31.0)      (36.8)      (44.1)      (47.1)      (57.0)

OTHER OVERNIGHT INVESTMENTS
TWA STOCK
TWA STOCK VOLUME






                                      10-Jan      11-Jan      12-Jan      15-Jan      16-Jan      17-Jan
                                      ------      ------     -------      ------     -------      ------
INVESTED CASH AT CITIBANK             (57.0)      (60.9)      (73.6)      (75.4)      (75.4)      (73.4)
IATA/ACH PYMTS                                     (0.5)                      H
W/H & FICA PYMTS                                                                       (4.8)       (0.8)
EXCISE TAX PYMTS                                   (9.7)                      O
TRANS STATES W/T                       (1.6)                   (8.4)                   (1.5)
AETNA MED/DENTAL                       (0.6)       (0.6)       (0.5)          L        (0.5)       (0.5)
CREDIT UNION                                                   (2.9)
FUEL                                   (7.8)       (3.0)                      I        (0.7)       (8.9)
A/C LEASES                             (2.7)       (2.3)       (5.4)                   (2.7)       (2.8)
PRINC + INTEREST                                   (0.9)                      D
OTHER W/TRANSFERS                      (1.5)       (1.4)       (0.2)                   (0.3)       (0.2)
EST OF REFUND/LOD/ETC. CLEARINGS       (0.3)       (0.3)       (0.3)          A        (0.3)       (0.6)
EST OF PAYROLL CKS CLEARING            (2.5)       (0.3)       (2.4)                   (4.3)       (1.7)
EST OF A/P CKS CLEARING                (2.5)       (2.5)       (2.5)          Y        (3.5)       (2.5)

TTL CASH OUT                          (19.4)      (21.7)      (14.6)        0.0       (18.6)      (18.0)

TTL RECEIPTS/CASH IN                   16.5         9.0        12.8                    20.8        18.6
     SPECIAL RECEIPTS

INCREASE/(DECREASE) CASH               (3.9)      (12.7)       (1.8)        0.0         2.0         0.6

INVESTED CASH AT CITIBANK             (60.9)      (73.6)      (75.4)      (75.4)      (73.4)      (72.8)

OTHER OVERNIGHT INVESTMENTS
TWA STOCK
TWA STOCK VOLUME

                                     JAN 18


                                                  18-JAN THROUGH 31-JAN ESTIMATED CASH FLOW AT CITIBANK
                                      18-Jan      19-Jan      22-Jan      23-Jan      24-Jan      25-Jan      28-Jan
                                      ------      ------     -------      ------     -------      ------      ------
INVESTED CASH AT CITIBANK             (72.8)      (70.9)      (68.2)      (63.7)      (59.9)      (65.5)      (65.5)
IATA/ACH PYMTS
W/H & FICA PYMTS                                               (2.6)                                           (6.4)
EXCISE TAX PYMTS                                                                                   (9.7)
TRANS STATES W/T                                   (0.5)       (3.1)                               (1.8)        0.0
AETNA MED/DENTAL                       (0.5)       (0.6)       (0.5)       (0.5)       (0.5)       (0.5)       (0.5)
CREDIT UNION                                       (1.5)                                                       (2.0)
FUEL                                   (2.6)                   (0.7)                   (6.7)       (3.1)
A/C LEASES                             (0.8)       (1.1)                   (1.4)       (2.5)       (1.0)       (1.8)
PRINC + INTEREST
OTHER W/TRANSFERS                      (1.4)       (0.2)       (1.9)       (0.2)       (0.2)       (1.4)       (0.2)
EST OF REFUND/LOD/ETC. CLEARINGS       (0.6)       (0.6)       (0.8)       (0.6)       (0.8)       (0.3)       (0.3)
EST OF PAYROLL CKS CLEARING            (1.0)       (7.3)       (1.3)       (4.5)       (0.6)       (1.6)       (3.2)
EST OF A/P CKS CLEARING                (2.0)       (2.0)       (2.0)       (2.0)       (3.0)       (2.6)       (2.5)

TTL CASH OUT                           (8.9)       (7.7)      (12.7)       (9.2)      (14.1)      (21.3)      (16.9)

TTL RECEIPTS/CASH IN                   10.8        10.4        17.2        13.0        18.2        11.6        12.7
     SPECIAL RECEIPTS

INCREASE/(DECREASE) CASH                1.9         2.7         4.5         3.8         4.1        (9.7)       (4.2)

INVESTED CASH AT CITIBANK             (70.9)      (68.2)      (63.7)      (59.9)      (65.5)      (65.5)      (69.7)

OTHER OVERNIGHT INVESTMENTS
TWA STOCK
TWA STOCK VOLUME





                                                                                       TOTAL       TOTAL
                                           29-Jan        30-Jan        31-Jan          1-Jan       MONTH
                                           ------        ------        ------          -----       -----
INVESTED CASH AT CITIBANK                  (69.7)        (79.7)        (74.2)          0.0           0.0
IATA/ACH PYMTS                             (18.0)                                      0.0         (15.5)
W/H & FICA PYMTS                            (4.3)                                      0.0         (28.4)
EXCISE TAX PYMTS                                                                       0.0         (19.4)
TRANS STATES W/T                            (1.6)                                      0.0         (15.3)
AETNA MED/DENTAL                            (0.5)         (0.5)         (0.5)          0.0         (10.5)
CREDIT UNION                                                            (0.3)          0.0          (8.8)
FUEL                                        (0.2)                       (8.0)          0.0         (53.8)
A/C LEASES                                  (0.1)                                      0.0         (87.1)
PRINC + INTEREST                            (2.1)                       (0.4)          0.0          (5.2)
OTHER W/TRANSFERS                           (0.2)         (0.2)         (2.3)          0.0         (28.9)
EST OF REFUND/LOD/ETC. CLEARINGS            (0.3)         (0.3)         (0.3)          0.0          (8.1)
EST OF PAYROLL CKS CLEARING                 (4.5)         (2.2)         (2.0)          0.0         (42.8)
EST OF A/P CKS CLEARING                     (2.8)         (1.5)         (3.1)          0.0         (58.1)

TTL CASH OUT                               (31.4)         (4.7)        (17.5)          0.0        (349.9)

TTL RECEIPTS/CASH IN                        20.1          10.2          23.2           0.0         280.1
     SPECIAL RECEIPTS                        1.3                        14.0           0.0          15.3

INCREASE/(DECREASE) CASH                   (10.0)          5.5          19.7           0.0         (54.5)

INVESTED CASH AT CITIBANK                  (79.7)        (74.2)        (54.5)          0.0         (54.5)

OTHER OVERNIGHT INVESTMENTS
TWA STOCK
TWA STOCK VOLUME

                                     FEB 1


                                                   1-FEB THROUGH 19-FEB ESTIMATED CASH FLOW AT CITIBANK
                                      1-Feb       2-Feb       5-Feb        6-Feb     7-Feb        8-Feb       9-Feb
                                      ------      ------     -------      ------     ------       ------      ------
INVESTED CASH AT CITIBANK               0.0       (15.8)     (12.1)       (12.5)     (21.4)       (15.0)      (18.0)
IATA/UATP/ACH PYMTS
W/H & FICA PYMTS                                              (2.6)                                (0.6)
EXCISE TAX PYMTS
TRANS STATES W/T                                              (4.4)
AETNA MED/DENTAL                       (0.5)       (0.5)      (0.5)        (0.5)      (0.5)        (0.5)       (0.5)
CREDIT UNION                                       (1.5)                                                       (2.0)
FUEL                                   (2.7)       (0.5)                              (8.0)        (3.7)
A/C LEASES                            (11.1)       (0.9)      (3.8)       (15.3)      (0.3)        (4.3)       (0.6)
PRINC + INTEREST                       (0.9)       (0.5)                                           (0.4)
OTHER W/TRANSFERS                      (7.6)       (0.3)      (1.5)        (1.0)      (0.4)        (1.5)       (1.7)
EST OF REFUND/LOD/ETC CLEARINGS        (0.3)       (0.3)      (0.3)        (0.3)      (0.3)        (0.3)       (0.3)
EST OF PAYROLL CKS CLEARING            (0.6)       (1.5)      (1.9)        (0.5)      (1.9)        (0.4)       (2.5)
EST OF A/P CKS CLEARING                (4.0)       (3.0)      (4.0)        (3.0)      (3.6)        (3.0)       (3.0)

TTL CASH OUT                          (27.7)       (9.1)     (19.1)       (20.6)     (15.0)       (14.7)      (10.8)

TTL RECEIPTS/CASH IN                   11.9        12.8       18.7         11.7       21.4         11.7        12.7
     SPECIAL RECEIPTS

INCREASE/(DECREASE) CASH              (15.8)        3.7       (0.4)        (8.9)       8.4         (3.0)        2.1

INVESTED CASH AT CITIBANK             (15.8)      (12.1)     (12.5)       (21.4)     (15.0)       (18.0)      (15.9)

OTHER OVERNIGHT INVESTMENTS
TWA STOCK
TWA STOCK VOLUME






                                           12-Feb        13-Feb        14-Feb          15-Feb      16-Feb     19-Feb
                                           ------        ------        ------          ------      ------     ------

INVESTED CASH AT CITIBANK                  (15.9)        (28.1)        (28.1)          (19.5)      (19.8)     (10.0)
IATA/UATP/ACH PYMTS                                                                                             H
W/H & FICA PYMTS                            (4.3)                                       (0.8)       (0.5)
EXCISE TAX PYMTS                            (9.7)                                                               0
TRANS STATES W/T                            (3.9)                                                   (0.2)
AETNA MED/DENTAL                            (0.5)         (0.5)         (0.5)           (0.5)       (0.5)       L
CREDIT UNION                                                                            (0.8)       (1.5)
FUEL                                        (0.7)                       (8.0)           (1.8)                   I
A/C LEASES                                  (1.9)         (0.9)         (0.9)           (1.5)
PRINC + INTEREST                                          (0.9)                         (3.0)                   D
OTHER W/TRANSFERS                           (2.1)         (0.3)         (0.4)           (1.5)       (0.3)
EST OF REFUND/LOD/ETC CLEARINGS             (0.3)         (0.3)         (0.3)           (0.3)       (0.3)       A
EST OF PAYROLL CKS CLEARING                 (3.2)         (2.8)         (1.8)           (1.4)       (1.5)
EST OF A/P CKS CLEARING                     (5.0)         (4.0)         (3.0)           (2.0)       (2.0)       Y

TTL CASH OUT                               (31.6)         (9.7)        (14.7)          (13.6)       (6.8)       0.0

TTL RECEIPTS/CASH IN                        19.4          11.7          21.3            12.2        16.4
     SPECIAL RECEIPTS                                                                    1.3

INCREASE/(DECREASE) CASH                   (12.2)          2.0           6.6            (0.1)        9.6        0.0

INVESTED CASH AT CITIBANK                  (28.1)        (28.1)        (19.6)          (19.6)      (10.0)     (10.0)

OTHER OVERNIGHT INVESTMENTS
TWA STOCK
TWA STOCK VOLUME

                                     Feb 20


                                                  20-FEB THROUGH 28-FEB ESTIMATED CASH FLOW AT CITIBANK
                                      20-Feb      21-Feb      22-Feb      23-Feb      28-Feb      27-Feb      28-Feb
                                      ------      ------     -------      ------     -------      ------      ------
INVESTED CASH AT CITIBANK             (10.0)       (9.3)       (3.9)       (3.3)        1.5        (6.1)      (10.2)
IATA/ACH PYMTS                                                                                                (20.0)
W/H & FICA PYMTS                       (2.8)                                          (10.7)
EXCISE TAX PYMTS                                                                                   (9.7)
TRANS STATES W/T                       (3.9)                                           (3.3)
AETNA MED/DENTAL                       (0.5)       (0.5)       (0.5)       (0.5)       (0.5)       (0.5)       (0.5)
CREDIT UNION                                                               (2.0)                               (0.9)
FUEL                                   (0.7)       (8.0)       (3.7)                   (0.4)                   (6.0)
A/C LEASES                             (7.0)       (0.8)       (2.5)       (0.6)       (0.2)       (0.1)
PRINC + INTEREST
OTHER W/TRANSFERS                      (1.7)       (0.4)       (1.6)       (0.3)       (1.0)       (0.9)       (0.5)
EST OF REFUND/LOD/ETC CLEARINGS        (0.3)       (0.3)       (0.3)       (0.3)       (0.3)       (0.3)       (0.3)
EST OF PAYROLL CKS CLEARING            (2.1)       (5.9)       (0.7)       (3.0)       (6.8)       (1.7)       (2.4)
EST OF A/P CKS CLEARING                (5.0)       (3.0)       (2.0)       (2.0)       (5.5)       (3.0)       (3.3)

TTL CASH OUT                          (23.8)      (18.9)      (11.5)       (8.6)      (28.7)      (15.7)      (33.9)

TTL RECEIPTS/CASH IN                    24.5        24.3       12.1        13.4        21.1        11.8        28.8
     SPECIAL RECEIPTS                                                                                          20.0

INCREASE/(DECREASE) CASH                0.7         5.4         0.6         4.8        (7.9)       (4.1)       14.9

INVESTED CASH AT CITIBANK              (9.3)       (3.9)       (3.3)        1.5        (8.1)      (10.2)        4.7

OTHER OVERNIGHT INVESTMENTS
TWA STOCK
TWA STOCK VOLUME





                                                                                       TOTAL       TOTAL
                                                                                       1-Feb       MONTH
                                                                                       -----       -----
INVESTED CASH AT CITIBANK                                                                0.0         0.0
IATA/ACH PYMTS                                                                           0.0       (20.0)
W/H & FICA PYMTS                                                                         0.0       (22.1)
EXCISE TAX PYMTS                                                                         0.0       (19.4)
TRANS STATES W/T                                                                         0.0       (15.7)
AETNA MED/DENTAL                                                                        (0.5)       (9.5)
CREDIT UNION                                                                             0.0        (8.7)
FUEL                                                                                    (2.7)      (44.3)
A/C LEASES                                                                             (11.1)      (52.6)
PRINC + INTEREST                                                                        (0.9)       (5.7)
OTHER W/TRANSFERS                                                                       (7.6)      (24.8)
EST OF REFUND/LOD/ETC CLEARINGS                                                         (0.3)       (5.7)
EST OF PAYROLL CKS CLEARING                                                             (0.6)      (42.4)
EST OF A/P CKS CLEARING                                                                 (4.0)      (63.4)

TTL CASH OUT                                                                           (27.7)     (334.3)

TTL RECEIPTS/CASH IN                                                                    11.9       317.7
     SPECIAL RECEIPTS                                                                    0.0        21.3

INCREASE/(DECREASE) CASH                     0.0           0.0           0.0           (15.8)        4.7

INVESTED CASH AT CITIBANK                    0.0           0.0           0.0           (15.8)        4.7

OTHER OVERNIGHT INVESTMENTS
TWA STOCK
TWA STOCK VOLUME

                                     Mar 1


                                                  1-MAR THROUGH 19-MAR ESTIMATED CASH FLOW AT CITIBANK
                                      1-Mar       2-Mar       5-Mar        6-Mar     7-Mar        8-Mar       9-Mar
                                      ------      ------     -------      ------     ------       ------      ------
INVESTED CASH AT CITIBANK               0.0       (22.9)     (21.8)       (25.6)     (24.4)       (16.7)      (19.4)
(IATA)UATP/ACH PYMTS
W/H & FICA PYMTS                                              (2.6)                                (0.6)
EXCISE TAX PYMTS
TRANS STATES W/T                                              (4.4)
AETNA MED/DENTAL                       (0.5)       (0.5)      (0.5)        (0.5)      (0.5)        (0.5)       (0.5)
CREDIT UNION                                       (1.5)                                                       (2.0)
FUEL                                   (4.5)                  (0.7)                   (8.0)        (3.4)
A/C LEASES                             (6.1)       (3.1)      (5.2)        (4.1)      (1.8)        (4.3)       (1.9)
PRINC + INTEREST                       (9.1)                  (0.6)                                (0.4)
OTHER W/TRANSFERS                      (8.3)       (0.4)      (1.5)        (0.9)      (0.3)        (1.4)       (1.8)
EST OF REFUND/LOD/ETC. CLEARINGS       (0.3)       (0.3)      (0.3)        (0.3)      (0.3)        (0.3)       (0.3)
EST OF PAYROLL CKS CLEARING            (0.9)       (1.8)      (1.9)        (0.5)      (1.9)        (0.4)       (2.5)
EST OF A/P CKS CLEARING                (5.8)       (4.8)      (5.8)        (4.6)      (3.6)        (3.6)       (3.6)

TTL CASH OUT                          (35.3)      (12.2)     (23.5)       (10.9)     (10.2)       (14.9)      (11.8)

TTL RECEIPTS/CASH IN                   12.4        13.3       19.7         12.1       23.9         12.2        13.2
     SPECIAL RECEIPTS

INCREASE/(DECREASE) CASH              (22.9)        1.1       (3.8)         1.2        7.7          7.7         1.4

INVESTED CASH AT CITIBANK             (22.9)      (21.8)     (25.5)       (24.4)     (16.7)       (19.4)      (18.0)

OTHER OVERNIGHT INVESTMENTS
TWA STOCK
TWA STOCK VOLUME






                                           12-Mar        13-Mar        14-Mar          15-Mar      16-Mar     19-Mar
                                           ------        ------        ------          ------      ------     ------

INVESTED CASH AT CITIBANK                  (18.0)        (29.2)        (27.3)          (18.8)      (23.0)     (18.9)
(IATA)UATP/ACH PYMTS
W/H & FICA PYMTS                            (4.3)                                       (0.8)       (0.5)      (2.8)
EXCISE TAX PYMTS                            (9.7)
TRANS STATES W/T                            (3.9)                                                   (0.2)      (2.2)
AETNA MED/DENTAL                            (0.5)         (0.5)         (0.5)           (0.5)       (0.5)      (0.5)
CREDIT UNION                                                                            (0.8)       (1.5)
FUEL                                        (0.7)                       (8.0)           (3.7)                  (0.7)
A/C LEASES                                  (1.2)         (0.9)         (1.0)           (3.2)       (0.6)      (0.6)
PRINC + INTEREST                                          (0.9)                         (2.1)       (0.2)
OTHER W/TRANSFERS                           (2.0)         (0.3)         (0.3)           (1.4)       (0.3)      (1.6)
EST OF REFUND/LOD/ETC. CLEARINGS            (0.3)         (0.3)         (0.3)           (0.3)       (0.3)      (0.3)
EST OF PAYROLL CKS CLEARING                 (3.2)         (2.8)         (1.8)           (1.4)       (1.5)      (2.1)
EST OF A/P CKS CLEARING                     (5.6)         (4.6)         (3.6)           (3.6)       (3.6)      (5.6)

TTL CASH OUT                               (31.4)        (10.3)        (15.3)          (17.8)       (9.2)     (16.2)

TTL RECEIPTS/CASH IN                        20.2          12.2          23.8            12.3        13.3       10.7
     SPECIAL RECEIPTS                                                                    1.3

INCREASE/(DECREASE) CASH                   (11.2)          1.9           8.5            (4.2)        4.1        0.5

INVESTED CASH AT CITIBANK                  (29.2)        (27.3)        (18.8)          (23.0)      (18.9)     (14.4)

OTHER OVERNIGHT INVESTMENTS
TWA STOCK
TWA STOCK VOLUME

                                     Mar 20


                                                   20-MAR THROUGH 30-MAR ESTIMATED CASH FLOW AT CITIBANK
                                      20-Mar      21-Mar      22-Mar      23-Mar      26-Mar      27-Mar      28-Mar
                                      ------      ------     -------      ------     -------      ------      ------
INVESTED CASH AT CITIBANK             (14.4)      (13.5)       (9.3)       (9.3)       (1.2)       (6.4)      (10.6)
IATA/ACH PYMTS                                                                                                (23.0)
W/H & FICA PYMTS                                                                      (10.7)
EXCISE TAX PYMTS                                                                                   (9.7)
TRANS STATES W/T                       (1.7)                                           (3.3)
AETNA MED/DENTAL                       (0.5)       (0.5)       (0.5)       (0.5)       (0.5)       (0.5)       (0.5)
CREDIT UNION                                                               (2.0)
FUEL                                               (8.0)       (2.8)                   (0.7)       (8.0)       (4.4)
A/C LEASES                             (5.4)       (2.5)       (1.5)       (0.4)       (0.9)       (1.1)       (0.6)
PRINC & INTEREST                                               (2.1)                   (0.1)
OTHER W/TRANSFERS                      (0.3)       (0.6)       (1.5)       (0.3)       (0.4)       (0.3)       (0.3)
EST OF REFUND/LOD/ETC. CLEARINGS       (0.3)       (0.3)       (0.3)       (0.3)       (0.3)       (0.3)       (0.3)
EST OF PAYROLL CKS CLEARING            (0.5)       (5.7)       (0.4)       (3.0)       (4.8)       (1.4)       (5.8)
EST OF A/P CKS CLEARING                (2.0)       (2.1)       (1.5)       (1.8)       (4.0)       (3.3)       (3.0)

TTL CASH OUT                          (11.3)      (19.7)      (10.5)       (8.1)      (25.7)      (16.6)      (41.3)

TTL RECEIPTS/CASH IN                   12.2        23.9        12.2        13.2        20.5        12.4        24.1
     SPECIAL RECEIPTS                                           1.3

INCREASE/(DECREASE) CASH                0.9         4.2         3.0         5.1        (5.2)       (4.2)      (17.2)

INVESTED CASH AT CITIBANK             (13.5)       (9.3)       (8.3)       (1.2)       (8.4)      (10.6)      (27.8)

OTHER OVERNIGHT INVESTMENTS
TWA STOCK
TWA STOCK VOLUME





                                                                                       TOTAL       TOTAL
                                           29-Mar        30-Mar                        1-Mar       MONTH
                                           ------        ------                        -----       -----
INVESTED CASH AT CITIBANK                  (27.8)        (24.9)                        0.0           0.0
IATA/ACH PYMTS                                                                         0.0         (23.0)
W/H & FICA PYMTS                                                                       0.0         (22.1)
EXCISE TAX PYMTS                                                                       0.0         (19.4)
TRANS STATES W/T                                                                       0.0         (15.7)
AETNA MED/DENTAL                            (0.5)         (0.5)                       (0.5)        (11.0)
CREDIT UNION                                              (2.4)                        0.0         (10.2)
FUEL                                        (4.4)                                     (4.5)        (63.4)
A/C LEASES                                  (0.6)                                     (6.3)        (46.2)
PRINC & INTEREST                                                                      (9.1)        (15.7)
OTHER W/TRANSFERS                           (1.4)         (0.7)                       (8.3)        (26.1)
EST OF REFUND/LOD/ETC. CLEARINGS            (0.3)         (0.3)                       (0.3)         (6.5)
EST OF PAYROLL CKS CLEARING                 (1.6)         (1.5)                       (0.9)        (47.0)
EST OF A/P CKS CLEARING                     (2.5)         (2.5)                       (5.8)        (61.0)

TTL CASH OUT                               (14.3)         (7.9)                      (35.3)       (377.4)

TTL RECEIPTS/CASH IN                        14.2          18.3                        12.4         366.3
     SPECIAL RECEIPTS                                     12.0                         0.0          14.5

INCREASE/(DECREASE) CASH                     2.9          22.4                       (22.9)         (2.5)

INVESTED CASH AT CITIBANK                  (24.9)         (2.5)                      (22.9)         (2.5)

OTHER OVERNIGHT INVESTMENTS
TWA STOCK
TWA STOCK VOLUME

                                     Page 1